UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22227

IndexIQ ETF Trust
(Exact name of registrant as specified in charter)

800 Westchester Ave., Suite S-710
Rye Brook, NY 10573
(Address of principal executive offices) (Zip code)

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Ave., Suite S-710
Rye Brook, NY 10573
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-934-0777

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT | APRIL 30, 2016

IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF (QAI)
IQ Hedge Macro Tracker ETF (MCRO)
IQ Hedge Market Neutral Tracker ETF (QMN)
IQ Hedge Long/Short Tracker ETF (QLS)
IQ Hedge Event-Driven Tracker ETF (QED)
IQ Global Resources ETF (GRES)
IQ Merger Arbitrage ETF (MNA)
IQ Real Return ETF (CPI)
IQ Australia Small Cap ETF (KROO)
IQ Canada Small Cap ETF (CNDA)
IQ Global Agribusiness Small Cap ETF (CROP)
IQ Global Oil Small Cap ETF (IOIL)
IQ U.S. Real Estate Small Cap ETF (ROOF)
IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ 50 Percent Hedged FTSE Europe ETF (HFXE)
IQ 50 Percent Hedged FTSE Japan ETF (HFXJ)
IQ Leaders GTAA Tracker ETF (QGTA)

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting www.IQetfs.com or by calling 1-888-934-0777. Read the prospectus carefully before investing.

Each of the Funds’ performance that is current to the most recent month-end is available by visiting www.IQetfs.com or by calling 1-888-934-0777.

You may obtain a description of the IndexIQ ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-934-0777 or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s web site at www.sec.gov. The Funds’ Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Each Funds’ premium/discount information is available, free of charge, on the Funds’ website, www.IQetfs.com or by calling 1-888-934-0777.

The Funds are distributed by ALPS Distributors, Inc., which is not affiliated with IndexIQ or the Funds’ investment advisor.

IndexIQ® and IQ® are registered service marks of IndexIQ.

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Table of Contents

Shareholder Letter	5
Management’s Discussion of Fund Performance	6
Fund Expenses	40
Portfolio Summaries	42
Schedules of Investments
IQ Hedge Multi-Strategy Tracker ETF	46
IQ Hedge Macro Tracker ETF	50
IQ Hedge Market Neutral Tracker ETF	53
IQ Hedge Long/Short Tracker ETF	56
IQ Hedge Event-Driven Tracker ETF	58
IQ Global Resources ETF	60
IQ Merger Arbitrage ETF	64
IQ Real Return ETF	67
IQ Australia Small Cap ETF	68
IQ Canada Small Cap ETF	70
IQ Global Agribusiness Small Cap ETF	73
IQ Global Oil Small Cap ETF	75
IQ U.S. Real Estate Small Cap ETF	77
IQ 50 Percent Hedged FTSE International ETF	79
IQ 50 Percent Hedged FTSE Europe ETF	89
IQ 50 Percent Hedged FTSE Japan ETF	96
IQ Leaders GTAA Tracker ETF	102
Statements of Assets and Liabilities	104
Statements of Operations	107
Statements of Changes in Net Assets	110
Financial Highlights	115
Notes to Financial Statements	123
Report of Independent Registered Public Accounting Firm	141
Supplemental Information	142
Board Review of Investment Advisory Agreement	144
Board of Trustees and Officers	146

Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with the annual report for IndexIQ ETF Trust for the 12 months ended April 30, 2016 (the “Reporting Period”).

It was a challenging Reporting Period for investors, as high levels of volatility and disparity were evident in the returns of various global asset classes. Indeed, the Reporting Period was marked by numerous global cross currents. The Chinese economic growth rate slowed, and this put pressure on China’s equity prices as well as on global commodity prices, specifically, oil and industrial metals. Greece was on the brink of defaulting on its debt obligations, but a last minute agreement allowed the nation to avert a default. The U.S. dollar gained strength through the first three quarters of the Reporting Period but then began to lose ground to other major currencies as it became more clear that the U.S. Federal Reserve would be unable to implement its intended schedule to increase interest rates. Overall, this was a turbulent Reporting Period, wherein U.S. large-cap equities were barely able to stay above water, and investment-grade bonds had solid results, but many other asset classes did not.

On the following pages, you will find a detailed discussion of the key factors influencing performance of each of the ETFs in the IndexIQ ETF Trust during the Reporting Period. You will also find a schedule of investments and financial statements for each.

Despite the macro challenges of the Reporting Period, we believe that the solutions provided by the ETFs of the IndexIQ ETF Trust give investors the opportunity to enhance portfolio construction in a liquid and transparent manner relative to typical alternative asset strategies, and we look forward to adding more new and innovative ETF solutions in the future.

We thank you for choosing the IndexIQ ETFs, and we honor the responsibility you have placed on us. For more information on our broad array of alternative investment solutions, please visit us at www.indexiq.com or call us at 888-934-0777.

Adam S. Patti
Chief Executive Officer

Registered Representative of NYLIFE Distributors LLC

Management’s Discussion of Fund Performance (unaudited)

IQ Hedge Multi-Strategy Tracker ETF

How did IQ Hedge Multi-Strategy Tracker ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, IQ the Fund returned –2.80% at NAV (net asset value) and –2.67% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Index,2 returned –1.50% for the same time period. The HFRI Fund of Funds Composite Index2 and S&P 500® Index2 returned –5.52% and 0.55%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s position in investment grade bonds, particularly investment grade corporate bonds, aggregate bonds and short-term Treasury bonds, via underlying ETFs, was the primary positive contributor to returns. The Fund’s short exposure to Brazil, via an underlying ETF, was also beneficial, as oil prices plummeted. However, losses on the Fund’s long exposure to China, via an underlying ETF, largely offset those gains. Similarly, via underlying ETFs, gains from short positions in Asia ex Japan equities were negated by losses from long positions in Emerging Small Cap equities. The Fund’s results were boosted by positions in U.S. large-capitalization value stock ETFs but gave back most of that from its positions in U.S. large-cap growth stock ETFs and U.S. small-capitalization value stock ETFs.

The Fund’s position in convertible bond ETFs detracted from its performance during the reporting period as did the Fund’s holding in a currency carry strategy ETF. Implemented via underlying ETFs, positions in emerging market equities in general were a net detractor from performance. The Fund’s position in a volatility-oriented ETP also dampened relative results.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Russell 2000 Value ETF, and the Vanguard Small-Cap Value ETF.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund had positive, or long, allocations to the following hedge fund strategies: Long/Short Equity, Equity Market Neutral, Event Driven and Fixed Income Arbitrage. The Fund had negative, or short, allocations to the following hedge fund strategies: Emerging Markets and Global Macro. These allocations are driven by a proprietary model that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, the Fund was net long in bonds, particularly convertible bonds, aggregate bonds, short-term bonds and floating rate bank loans. The Fund was also net long in equities, particularly U.S. value-oriented equities, as well as real estate investment trusts (REITs). The Fund was net short volatility and currencies, especially the U.S. dollar, during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models and via shifts in its underlying ETF positions, the Fund’s total bond exposure was relatively unchanged, however the allocation within fixed income changed, as the Fund gradually decreased its exposure to aggregate bonds and convertible bonds and increased its exposure to investment grade corporate bonds and Treasury inflation-protect securities (TIPS).

Via underlying ETFs, the Fund’s currency position shifted from long the euro and yen to small short exposures. The Fund’s equity allocation, implemented via underlying ETFs, increased in broad international, Japan and U.S. large-capitalization value equities. The Fund’s net real estate position went from a small positive to a small negative, via underlying ETFs.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 7 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were CurrencyShares Japanese Yen Trust (FXY) and iShares Silver Trust (SLV). During the reporting period, iShares China Large-Cap ETF (FXI) and iShares MSCI China ETF (MCHI) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx USD Investment Grade Corporate Bond ETF (LQD) and iShares Core U.C. Aggregate Bond ETF (AGG). The weakest contributors were SPDR Barclays Convertible Securities ETF (CWB) and SPDR S&P Emerging Markets Small Cap ETF (EWX).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Multi-Strategy Tracker ETF Market Price[2]	–2.67%	1.76%	1.98%	3.28%	25.77%
IQ Hedge Multi-Strategy Tracker ETF NAV	–2.80%	1.76%	1.95%	3.27%	25.67%
IQ Hedge Multi-Strategy Index	–1.50%	2.99%	2.91%	4.18%	33.76%
HFRI Fund of Funds Composite Index[3]	–5.52%	1.63%	1.13%	3.41%	26.81%
S&P 500 Index	0.55%	10.55%	10.30%	15.85%	184.60%

1	Fund Inception Date: 3/24/2009.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Fund of Funds Composite Index is from 3/31/2009 to 4/30/2016.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Macro Tracker ETF

How did IQ Hedge Macro Tracker ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –2.97% at NAV (net asset value) and –2.60% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Macro Index,2 returned –2.35% for the same time period. The HFRI Fund of Funds Composite Index and the MSCI® World Index2 returned –5.52% and –3.61%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s positions in investment grade bond ETFs, particularly those focused on investment grade corporate bonds and short-term Treasury bonds, were the primary positive contributors to returns. The Fund’s short exposure to Brazil and Russia, via underlying ETFs, were also beneficial, as oil prices plummeted. However, the losses on the Fund’s long exposure to China largely offset those gains.

The Fund benefited from its short exposure to commodities during the reporting period. However, its short position in the Japanese yen, via an underlying ETF, detracted from Fund performance. Also implemented via underlying ETFs, the Fund’s long positions in U.S. and emerging market small-capitalization equities detracted from performance as did exposure to an emerging market bond ETF.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally SPDR Dow Jones International Real Estate ETF, CurrencyShares Euro Trust, and the CurrencyShares Japanese Yen Trust.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund, as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund had an overweight relative to the Underlying Index in the Emerging Markets hedge fund strategy and a proportionate underweight in the Global Macro hedge fund strategy. These allocations are driven by a proprietary quantitative model that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, the Fund was net long in bonds, particularly short-term U.S. Treasury bonds, investment grade U.S. corporate bonds and international bonds. The Fund was also net long in equities, particularly small-capitalization equities and emerging market equities. Amongst currencies, the Fund was long the euro and short the yen for a net short position in the U.S. dollar.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models, the Fund’s total bond exposure was increased, and there was a change in the composition of underlying ETFs as well. Via underlying ETFs, the Fund reduced its exposure to international bonds and corporate bonds and increased its holdings in short-term U.S. Treasuries. The Fund’s currency position shifted from long the euro to a small short exposure. The Fund’s equity allocation, implemented via underlying ETFs, increased in emerging market small-capitalization equities, Japan equities and U.S. large-cap value equities. The Fund’s net real estate position drifted from a small negative to a larger negative.

1

The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2	See page 9 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were CurrencyShares Japanese Yen Trust (FXY) and iShares Silver Trust (SLV). During the reporting period, iShares China Large-Cap ETF (FXI) and iShares MSCI China ETF (MCHI) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx USD Investment Grade Corporate Bond ETF (LQD) and Power Shares DB Commodity Index Tracking fund (DBC). The weakest contributors were iShares China Large-Cap ETF (FXI) and SPDR S&P Emerging Markets Small Cap ETF (EWX).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Macro Tracker ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Macro Tracker ETF Market Price[2]	–2.60%	–1.72%	–1.52%	0.94%	6.65%
IQ Hedge Macro Tracker ETF NAV	–2.97%	–1.88%	–1.59%	0.86%	6.06%
IQ Hedge Macro Index	–2.35%	–1.23%	–0.90%	1.51%	10.88%
HFRI Fund of Funds Composite Index[3]	–5.52%	1.63%	1.13%	2.85%	21.45%
MSCI World Index	–3.61%	6.86%	6.56%	10.35%	97.25%

1	Fund Inception Date: 6/08/2009.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Fund of Funds Composite Index is from 5/31/2009 to 4/30/2016.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Market Neutral Tracker ETF

How did IQ Hedge Market Neutral Tracker ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –0.15% at NAV (net asset value) and –0.27% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Market Neutral Index,2 returned 1.17% for the same time period. The HFRI Equity Market Neutral Index2 and the Barclays Capital U.S. Short Term Treasury Bond Index2 returned 2.11% and 0.29%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s position in investment grade bonds, particularly investment grade corporate bonds, aggregate bonds and short-term Treasury bonds, via underlying ETFs, were the primary positive contributors to returns. The Fund’s short exposure to international bonds was also beneficial, as turbulence overseas led to bond price drops.

Gains from the Fund’s currency positions via underlying ETFs — long the euro and short the U.S. Dollar — were offset by its long exposure to a currency carry strategy. Similarly, gains from short positions in Asia ex Japan equity ETFs were negated by losses from long positions in international, European and emerging market equity ETFs. The Fund benefited from positions in U.S. large-capitalization value equity ETFs, but this was virtually offset by positions in U.S. small-cap value equity ETFs.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally Vanguard FTSE Pacific ETF, iShares MSCI All Country Asia ex Japan ETF, and the iShares Russell 1000 Growth ETF.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund had an overweight relative to the Underlying Index in the Equity Market Neutral hedge fund strategy and a proportionate underweight in the Fixed Income Arbitrage hedge fund strategy. These allocations are driven by a proprietary quantitative model that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, the Fund was net long in bonds, particularly U.S. short-term Treasury bonds. The Fund was slightly net long in equities, with long positions in U.S. large-capitalization value equities and U.S. small-cap growth equities with a partial hedge in U.S. small-capitalization value equities. Internationally, the Fund was long Europe, short Asia ex Japan and long emerging markets equities with a short position in developed international equities.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models, the Fund’s overall bond allocation was little changed over the course of the reporting period, but, within that, some of the Fund’s allocation from aggregate bonds and short-term U.S. Treasury bonds was moved into investment grade corporate bonds. The Fund’s overall equity allocation declined, as emerging markets went from a small positive to a small negative. The Fund also went more short in U.S. large-capitalization growth equities and less short in U.S. small-capitalization value equities.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 11 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Guggenheim S&P 500 Pure Value ETF (RPV) and iShares MSCI Japan ETF (EWJ). During the reporting period, iShares MSCI All Country Asia ex Japan ETF (AAXJ) and Vanguard FTSE Emerging Markets ETF (VWO) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares MSCI All Country Asia ex Japan ETF (AAXJ) and iShares iBoxx USD Investment Grade Corporate Bond ETF (LQD). The weakest contributors were iShares MSCI EAFE ETF (EFA) and Vanguard Small Cap Value Index Fund (VBR).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment (Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Market Neutral Tracker ETF
(as of April 30, 2016)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Market Neutral Tracker ETF Market Price[2]	–0.27%	0.35%	1.19%	4.31%
IQ Hedge Market Neutral Tracker ETF NAV	–0.15%	0.47%	1.26%	4.56%
IQ Hedge Market Neutral Index	1.17%	1.66%	2.37%	8.75%
HFRI Equity Market Neutral Index[3]	2.11%	3.62%	3.98%	14.99%
Barclays Capital U.S. Short Term Treasury Bond Index	0.29%	0.18%	0.18%	0.64%

1	Fund Inception Date: 10/04/2012.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Market Neutral Index is from 9/30/2012 to 4/30/2016.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Long/Short Tracker ETF

How did IQ Hedge Long/Short Tracker ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –3.46% at NAV (net asset value) and –8.23% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Long/Short Index,2 returned –2.10% for the same time period. The HFRI Equity Hedge Index2 and the Barclays Capital U.S. Short Term Treasury Bond Index2 returned –5.17% and 0.29%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s position in investment grade bond ETFs was the primary positive contributor to returns. The Fund’s exposure to floating rate senior loans, via an underlying ETF, detracted, largely offsetting those gains.

Similarly, gains from short positions in U.S. small-capitalization equities and long positions in U.S. large-capitalization value equities, via underlying ETFs, were negated by losses from long positions in U.S. small-capitalization growth equity ETFs. Emerging markets in general were a net detractor from Fund performance as was the Fund’s position in a volatility-oriented ETF.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally iShares Russell 2000 Value ETF, Vanguard Small-Cap Value ETF, and the iShares S&P Small-Cap 600 Value ETF.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

At the asset class level, the Fund was net long in bonds, particularly investment grade bonds and floating rate senior loans. The Fund was also net long in equities, with long positions in U.S. growth-oriented equities and international equities. The Fund was short U.S. small-capitalization value-oriented equities.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models and via shifts in its underlying ETF positions, the Fund’s total bond exposure was reduced, largely due to the reduction in the allocation to floating rate senior loans. Some of this reduction was absorbed by an increase in exposure to investment grade corporate bonds. The remaining weight was moved into equities, primarily in a core international equity ETF. The Fund’s allocation to U.S. large-capitalization value equities also increased.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Energy Select Sector SPDR Fund (XLE) and Financial Select Sector SPDR Fund (XLF). During the reporting period, Vanguard FTSE Emerging Markets ETF (VWO) and iShares MSCI Emerging Markets ETF (EEM) recorded the lowest total returns.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 13 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares iBoxx USD Investment Grade Corporate Bond ETF (LQD) and Financial Select Sector SPDR Fund (XLF). The weakest contributors were iShares Russell 2000 Growth ETF (IWO) and PowerShares Senior Loan Portfolio (BKLN).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Long/Short Tracker ETF
(as of April 30, 2016)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Hedge Long/Short Tracker ETF Market Price[2]	–8.23%	–4.18%	–4.60%
IQ Hedge Long/Short Tracker ETF NAV	–3.46%	–3.44%	–3.79%
IQ Hedge Long/Short Index	–2.10%	–2.07%	–2.28%
HFRI Equity Hedge Index[3]	–5.17%	–3.18%	–3.44%
Barclays Capital U.S. Short Term Treasury Bond Index	0.29%	0.30%	0.33%

1	Fund Inception Date: 3/23/2015.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Equity Hedge Index is from 3/31/2015 to 4/30/2016.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Hedge Event-Driven Tracker ETF

How did IQ Hedge Event-Driven Tracker ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –1.26% at NAV (net asset value) and –1.04% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Event-Driven Index,2 returned –0.63% for the same time period. The HFRI Event-Driven Index2 and the Barclays Capital U.S. Short Term Treasury Bond Index2 returned –5.22%, and 0.29%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s position in aggregate bonds, via underlying ETFs, was the primary positive contributor to returns. A short position in investment grade corporate bonds and a long position in convertible bonds, via underlying ETFs, detracted from the Fund’s performance. The Fund’s positions in equity ETFs had a small net negative contribution.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally iShares iBoxx $ Investment Grade Corporate Bond ETF, Vanguard FTSE Emerging Markets ETF, and the iShares MSCI Emerging Markets ETF.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

At the asset class level, the Fund was net long in bonds, particularly convertible bonds and aggregate bonds, but had a short position in investment grade corporate bonds. The Fund was also net long equities, with long positions in U.S. growth-oriented equities and emerging markets equities.

How did the Fund’s allocations change over the course of the reporting period?

During the reporting period, the Fund’s allocations did not change significantly. The Fund had a small decrease in exposure to U.S. large-capitalization growth equities and an offsetting reduction in its short position in investment grade corporate bonds, via underlying ETFs.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares iBoxx USD Investment Grade Corporate Bond ETF (LQD) and iShares Core U.S. Credit Bond ETF (CRED). During the reporting period, Vanguard FTSE Emerging Markets ETF (EEM) and iShares MSCI Emerging Markets ETF (VWO) recorded the lowest total returns.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 15 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares Core U.S. Aggregate Bond ETF (AGG) and Vanguard Total Bond Market Index Fund (BND). The weakest contributors were SPDR Barclays Convertible Securities ETF (CWB) and iShares iBoxx USD Investment Grade Corporate Bond ETF (LQD).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Event-Driven Tracker ETF
(as of April 30, 2016)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative
IQ Hedge Event-Driven Tracker ETF Market Price[2]	–1.04%	–0.72%	–0.79%
IQ Hedge Event-Driven Tracker ETF NAV	–1.26%	–0.87%	–0.96%
IQ Hedge Event-Driven Index	–0.63%	–0.21%	–0.23%
HFRI Event-Driven Index[3]	–5.22%	–3.72%	–4.03%
Barclays Capital U.S. Short Term Treasury Bond Index	0.29%	0.30%	0.33%

1	Fund Inception Date: 3/23/2015.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Data shown above for the HFRI Event-Driven Index is from 3/31/2015 to 4/30/2016.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Resources ETF

How did IQ Global Resources ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –6.78% at NAV (net asset value) and –6.41% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Resources Index,2 returned –4.75% for the same time period. The MSCI® World Index2 and the Bloomberg Commodity Index2 returned –4.17% and –17.45%, respectively, during the same period.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund seeks to invest in small-, mid- and large-capitalization significant exposure to global commodities and resources. During the first three fiscal quarters of the reporting period, the U.S. dollar strengthened relative to other global currencies, while global commodities prices, most notably oil prices, declined. These trends started to reverse during the fourth fiscal quarter, helping to recover from the drawdown earlier in the reporting period.

The Fund has exposure to 11 global currencies, and, in aggregate, the currency effect detracted from performance, with exposure to the British pound, Australian dollar and Canadian dollar detracting the most. The Fund maintained exposure to the U.S. dollar, euro and Japanese yen, which contributed positively to performance, helping dampen the overall currency effect.

From a sector and industry perspective, the Fund’s largest detractors from performance were industrial metals and precious metals. While the energy sector overall performed negatively for most of the reporting period, primarily due to the decline in oil prices, the Fund managed to generate positive returns in the energy sector. The Fund’s exposure to livestock generated the greatest positive sector return.

The Fund also utilizes U.S. and international equity market hedges, which, in aggregate, contributed positively to performance during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally E-mini S&P 500 Future, and the Mini MSCI EAFE Index Future.

During the reporting period, which industries had the highest total returns and which industries had the lowest total returns?

In terms of total return, the best-performing industries in the Underlying Index were precious metals, livestock grains, food and fiber. During the reporting period, coal, industrial metals and timber recorded the lowest total returns.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the industries that made the strongest positive contributions to the Fund’s absolute performance were livestock, energy and water. The industries that made the weakest contributions to the Fund’s absolute performance were industrial metals, precious metals and timber.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total return during the reporting period were Kinross Gold, Detour Gold and First Quantum Minerals. Both Kinross Gold and Detour Gold operate in precious metals mining, while First Quantum Minerals is a copper miner.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 17 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Underlying Index components with the lowest total returns for the reporting period were Horsehead Holding, Peabody Energy and Lonmin. Horsehead Holding operates in zinc mining; Peabody Energy operates in coal; and Lonmin is a precious metals miner.

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Hormel Foods and Tyson Foods, which are each meat and poultry producers; and Sandvik, which is a mining machinery company. The weakest contributors were BHP Billiton, an industrial metals company, as well as Glencore and Rio Tinto, which are each base metals companies.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted annually with periodic monthly rebalances. In turn, the Fund rebalances its sector weights each month according to a proprietary rotation methodology that overweights sectors with high price momentum and low valuation and underweights sectors with the opposite characteristics.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment (Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Resources ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Resources ETF Market Price[2]	–6.41%	–2.75%	–4.21%	1.29%	8.73%
IQ Global Resources ETF NAV	–6.78%	–3.06%	–4.24%	1.25%	8.39%
IQ Global Resources Index	–4.75%	–2.20%	–3.39%	2.21%	15.30%
MSCI World Index	–4.17%	6.28%	5.96%	8.26%	67.73%
Bloomberg Commodity Index	–17.45%	–13.76%	–13.32%	–6.70%	–36.38%

1	Fund Inception Date: 10/26/2009.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Merger Arbitrage ETF

How did IQ Merger Arbitrage ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –0.79% at NAV (net asset value) and –0.73% at market price.1 To compare, the Fund’s Underlying Index, the IQ Merger Arbitrage Index,2 returned 0.25% for the same time period. The S&P 500® Index2 and the MSCI® World Index2 returned 0.55% and –4.17%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the premium discount of merger targets. Through a proprietary merger selection process, the Underlying Index will select target companies satisfying all required selection criteria and will hold securities until the premium has been realized through a successful merger or when any of the selection criteria are violated during the monthly reconstitution.

Key risks of the strategy include potential withdrawal or cancellation of a pending merger, the failure to meet selection criteria pertaining to liquidity, deal age or size requirements, and the risks associated with deal payment through the use of the acquiring company’s stock. Any or all of these conditions can result in under-realization of the deal premium. During the reporting period, global merger and acquisition activity exceeded $7.2 trillion, with 44% completing successfully and 29% remaining open. The remaining deals were either terminated/withdrawn or did not progress past proposal. During the reporting period, less than 10% of Underlying Index constituents failed to complete the intended merger successfully. Close to 25% were removed due to failing to meet criteria necessary to remain in the Underlying Index. The majority of deals completed successfully.

Regulatory risks related to tax inversion deals persisted during the reporting period, most notably affecting the Allergan/Pfizer merger. (A tax inversion is a transaction used by a company whereby it becomes a subsidiary of a new parent company in another country for the purpose of falling under beneficial tax laws.)

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally Energy Select Sector SPDR Fund, Consumer Discretionary Select Sector SPDR Fund, and the Health Care Select Sector SPDR Fund.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were consumer staples, industrials and utilities. During the reporting period, energy, health care and materials recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were consumer discretionary, industrials and information technology. The sectors that made the weakest contributions to the Fund’s absolute performance were health care, energy and materials.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Starwood Hotels, Integrated Silicon Solutions and Pep-Boys. Starwood Hotels operated in the hotels and hospitality industry. Integrated Silicon Solutions operated in semiconductors. Pep-Boys operated in automobile parts and retail.

The Underlying Index components with the lowest total returns for the reporting period were K+S, Allergan and Alere. K+S operates in agricultural chemicals. Allergan and Alere operate in biotechnology.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 19 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Time Warner, Baxalta and Starwood Hotels, the latter mentioned earlier. Time Warner operates in media services. Baxalta is a pharmaceutical company.

The weakest contributors were Allergan, mentioned earlier, Baker-Hughes and Office Depot. Baker-Hughes is an oil and gas services company. Office Depot is an office supply retailer.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced monthly. Intra-month removal of deals occurs only for completed transactions. All other deals are removed at the monthly rebalance. The timing of the rebalance can have both positive and potentially adverse effects, depending on the circumstance of the deal, the number of competing offers, and if new acquirers attempt to acquire existing targets. The Fund’s hedges are also reset at this time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Merger Arbitrage ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Merger Arbitrage ETF Market Price[2]	–0.73%	4.52%	2.78%	2.60%	17.97%
IQ Merger Arbitrage ETF NAV	–0.79%	4.22%	2.65%	2.56%	17.68%
IQ Merger Arbitrage Index	0.25%	5.23%	3.71%	3.67%	26.18%
MSCI World Index	–4.17%	6.28%	5.96%	7.80%	62.43%
S&P 500 Index	0.55%	10.55%	10.33%	11.74%	104.74%

1	Fund Inception Date: 11/16/2009.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Real Return ETF

How did IQ Real Return ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned 0.11% at NAV (net asset value) and –0.32% at market price.1 To compare, the Fund’s Underlying Index, the IQ Real Return Index,2 returned 0.49% for the same time period. The Barclays Capital U.S. Short Term Treasury Bond Index2 returned 0.29% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s position in intermediate-term and long-term U.S. Treasury bonds, via underlying ETFs, was the primary positive contributor to returns. Also contributing positively were positions, via underlying ETFs, in U.S. small-capitalization equities and real estate investment trusts (REITs). The only detractor of note during the reporting period was the Fund’s position in a currency ETF focused on the British pound, as the currency declined on anxiety about the possible exit of Britain from the European Union.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund had a core position in a short-term U.S. Treasury bond ETF that ranged in allocation from 65% to 70% of Fund assets. The Fund’s next largest allocation was to equities, via underlying ETFs, with a weight that ranged from 12% to 15% of Fund assets. The Fund also held ETFs focused on intermediate-term and long-term U.S. Treasuries, REITs and the British pound.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models and via shifts in its underlying ETF positions, the Fund’s short-term U.S. Treasury bond allocation decreased and its equity allocation increased during the reporting period. Via changes in its underlying ETF positions, the Fund’s allocation to intermediate-term U.S. Treasuries increased through the reporting period, absorbing the proceeds from the reduction in long-term U.S. Treasury bonds. The Fund’s position in the British pound ETF was reduced to zero by the end of the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Vanguard REIT Index Fund (VNQ) and SPDR Dow Jones REIT ETF (RWR). During the reporting period, CurrencyShares British Pound Sterling (FXB) and iShares Russell 2000 ETF (IWM) recorded the lowest total returns.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 21 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Vanguard REIT Index Fund (VNQ) and iShares 7-10 Year Treasury Bond ETF (IEF). The weakest contributors were CurrencyShares British Pound Sterling (FXB) and iShares 1-3 Year Treasury Bond ETF (SHY).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment (Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Real Return ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Real Return ETF Market Price[2]	–0.32%	0.36%	0.96%	1.10%	7.41%
IQ Real Return ETF NAV	0.11%	0.36%	0.94%	1.11%	7.44%
IQ Real Return Index	0.49%	0.76%	1.38%	1.59%	10.84%
Barclays Capital U.S. Short Term Treasury Bond Index	0.29%	0.18%	0.17%	0.20%	1.29%

1	Fund Inception Date: 10/26/2009.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Australia Small Cap ETF

How did IQ Australia Small Cap ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –2.59% at NAV (net asset value) and –3.70% at market price.1 To compare, the Fund’s Underlying Index, the IQ Australia Small Cap Index,2 returned –1.70% for the same time period. The MSCI® EAFE Index2 returned –9.32% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the small-capitalization Australian equity market. The investable universe is limited to the 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria, and Underlying Index components are weighted by their float-adjusted market capitalization.

During the first three fiscal quarters of the reporting period, the Australian dollar depreciated versus the U.S. dollar. In the fourth fiscal quarter, the Australian dollar appreciated versus the U.S. dollar.

From a sector perspective, the Underlying Index was heavily weighted in materials, consumer discretionary and industrials, which accounted for approximately 50% of the weight of the Underlying Index during the Reporting Period. Although energy accounted for a smaller weighting in the Underlying Index, it was a key negative contributor to both the Underlying Index’s and the Fund’s overall performance, thus mirroring the impact the energy sector has had on the global economy. The effect of the negative total return of the energy sector was somewhat mitigated by the positive contribution made by exposure to the materials sector.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were telecommunication services, materials and information technology. During the reporting period, energy, utilities and consumer staples recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were materials, information technology and financials. The sectors that made the weakest contributions to the Fund’s absolute performance were energy, consumer discretionary and health care.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Regis Resources and Evolution Mining, each a precious metals mining company, and APN Outdoor Group, an advertising and marketing firm.

The Underlying Index components with the lowest total returns for the reporting period were Slater & Gordon, a professional services firm; Liquefied Natural Gas, a midstream oil and gas company; and Dick Smith Holdings, a consumer electronics and appliances company.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 23 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were steel producer Bluescope Steel and precious metals companies Northern Star Resources and Evolution Mining. The weakest contributors were Slater & Gordon and Liquefied Natural Gas, each mentioned earlier, and Ansell, a health and safety protection solutions provider.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalizations. During the reporting period, PanAust, iiNET, Veda Group, iProperty Group and Recall Holdings were removed from the Underlying Index in connection with their acquisition by other companies. Additionally, Underlying Index constituents that were acquired by other Underlying Index constituents include Amcom Telecommunications and M2Group, which were each acquired by Vocus Communications, as well as Sirius Resources, which was acquired by Independence Group.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Australia Small Cap ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Australia Small Cap ETF Market Price[2]	–3.70%	–6.39%	–8.49%	–3.32%	–18.61%
IQ Australia Small Cap ETF NAV	–2.59%	–6.50%	–8.29%	–3.26%	–18.34%
IQ Australia Small Cap Index	–1.70%	–5.72%	–7.63%	–2.48%	–14.25%
MSCI EAFE Index	–9.32%	1.48%	1.69%	4.20%	28.60%

1	Fund Inception Date: 3/22/2010.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Canada Small Cap ETF

How did IQ Canada Small Cap ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –8.29% at NAV (net asset value) and –10.39% at market price.1 To compare, the Fund’s Underlying Index, the IQ Canada Small Cap Index,2 returned –7.43% for the same time period. The MSCI Canada Small Cap Index2 returned –7.38% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the small-capitalization Canadian equity market. The investable universe is limited to the 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria, and Underlying Index components are weighted by their float-adjusted market capitalization.

The Canadian dollar depreciated versus the U.S. dollar during the first three quarters of the reporting period but reversed and appreciated versus the U.S. dollar during the fourth quarter of the reporting period. Overall, the lack of relative currency strength, negatively impacted the Underlying Index’s returns when presented in U.S. dollar terms. Also, the Underlying Index has a large weighting in energy, the weakest performing sector during the reporting period, impacted by the decline in oil prices. That said, the materials sector, also a large weighting in the Underlying Index, performed strongly during the reporting period. The Fund’s exposure to the materials sector contributed positively to relative results, nearly offsetting the detracting effect of exposure to the energy sector.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were materials, telecommunication services and financials. During the reporting period, energy, health care and information technology recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were materials, telecommunication services and consumer staples. The sectors that made the weakest contributions to the Fund’s absolute performance were energy, consumer discretionary and health care.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Kinross Gold, Yamana Gold and First Majestic Silver, each precious metals miners. Kinross Gold is involved in the exploration, development and production of gold. Yamana Gold is an intermediate gold producer. First Majestic Silver is a silver producing mining company.

The Underlying Index components with the lowest total returns for the reporting period were Pacific Exploration and Production, Calfrac Well Services and Sherritt International. Pacific Exploration and Production provides oilfield services. The company focuses on exploration, development and production of natural gas and crude oil. Calfrac Well Services provides specialized oilfield services. Sherritt International owns an interest in a nickel/cobalt metals business. The company also owns assets that provide for the input requirements of the metals refinery and also produce fertilizer.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 25 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Kinross Gold and Yamana Gold, mentioned above as well as Detour Gold, which explores for and produces gold in Canada. The weakest contributors were Veresen, a midstream oil and gas services company; Concordia Healthcare, a biotechnology and pharmaceuticals firm; and HudBay Minerals, a base and precious metals mining company.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalization. During the reporting period, precious metals mining companies AuRico Gold and Alamos Gold merged to form Alamos Gold and precious metals mining company Lake Shore Gold was acquired by Tahoe Resources. In turn, AuRico Gold and Lake Shore Gold were subsequently removed from the Underlying Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Canada Small Cap ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Canada Small Cap ETF Market Price[2]	–10.39%	–6.88%	–12.74%	–5.04%	–27.10%
IQ Canada Small Cap ETF NAV	–8.29%	–6.29%	–12.26%	–4.65%	–25.23%
IQ Canada Small Cap Index	–7.43%	–5.21%	–11.33%	–3.68%	–20.48%
MSCI Canada Small Cap Index[3]	–7.38%	–4.01%	–7.18%	–0.19%	–1.16%

1	Fund Inception Date: 3/22/2010.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	The MSCI Canada Small Cap Index has replaced the MSCI EAFE Index as the Fund’s benchmark index. The new index more closely aligns with the Fund’s investment strategies.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Agribusiness Small Cap ETF

How did IQ Global Agribusiness Small Cap ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned 11.93% at NAV (net asset value) and 9.66% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Agribusiness Small Cap Index,2 returned 12.39% for the same time period. The Russell Global Small Cap Agriculture Fishing & Ranching Index and the MSCI World Small Cap Index2 returned 3.46% and –2.56%, respectively, during the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index applies size, liquidity and business operations rules to select small capitalization agribusiness companies and uses a float-adjusted market capitalization weighting methodology.

The Fund focuses on global, small capitalization stocks. Global investing also exposes the strategy to currency fluctuations. During the reporting period, the Underlying Index’s and the Fund’s overall performance benefited from both local equity market appreciation and currency returns. The Underlying Index’s and Fund’s currency exposure to the yen was an especially strong source of performance. From a local equity market perspective, the Underlying Index’s and the Fund’s exposure to Japan provided the greatest contribution to overall return, followed by exposure to the equity markets of Indonesia and the U.S. The Underlying Index’s largest sector —crop production and farming — also performed positively during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

The Underlying Index is organized into five sectors. In terms of total return, the best-performing sectors in the Underlying Index were livestock operations, crop production and farming, and agricultural machinery. During the reporting period, agricultural chemicals and agricultural supplies and logistics were the two weakest sectors.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were crop production and farming as well as livestock operations. The sectors that made the weakest contributions were agricultural chemicals, agricultural machinery and agricultural supplies and logistics.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were PC Charoen Pokphand, China Huishan Dairy Holdings and Nichirei Corporation. PT Charoen Pokphand manufactures and distributes animal feeds, poultry equipment and poultry processing services and operates poultry farms through its subsidiaries. China Huishan Dairy Holdings operates dairy farms and produces dairy products. Nichirie Corporation produces and distributes frozen foods and meat products.

The Underlying Index components with the lowest total returns for the reporting period were Shenguan Holdings, China Modern Dairy Holdings and Select Harvests. Shenguan Holdings manufactures sausage casings. China Modern Dairy Holdings is an industrialized agricultural company focusing on dairy farms and raw milk. Select Harvests grows, processes, packages and distributes almonds and edible nuts.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 27 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Nisshin Seifun Group, which is a flour milling and food processing company, and PT Charoen Pokphand and Nichirie Corporation, each mentioned above. The weakest contributors were China Modern Dairy Holdings and Select Harvests, each mentioned earlier, as well as China BlueChemical, which is a mineral fertilizers and chemicals producer.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced quarterly in accordance with the rules of the Underlying Index. During the reporting period, no significant corporate actions occurred.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Agribusiness Small Cap ETF
(as of April 30, 2016)

	1 Year	3 Year	5 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Agribusiness Small Cap ETF Market Price[2]	9.66%	5.40%	2.76%	4.36%	24.38%
IQ Global Agribusiness Small Cap ETF NAV	11.93%	6.04%	3.29%	4.77%	26.90%
IQ Global Agribusiness Small Cap Index	12.39%	6.66%	3.95%	5.46%	31.25%
Russell Global Small Cap Agriculture
Fishing & Ranching Index	3.46%	3.44%	0.87%	2.23%	11.96%
MSCI World Small Cap Index	–2.56%	7.44%	6.08%	7.38%	43.92%

1	Fund Inception Date: 3/21/2011.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Oil Small Cap ETF

How did IQ Global Oil Small Cap ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –30.69% at NAV (net asset value) and –29.39% at market price.1 To compare, the Fund’s Underlying Index, the IQ Global Oil Small Cap Index,2 returned –30.25% for the same time period. The MSCI World Small Cap Index2 and the Russell Global Small Cap Energy Index returned –2.56% and –35.34%, respectively, during the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index applies size and liquidity rules to select small capitalization pure-oil companies and uses a float-adjusted market capitalization weighting methodology.

The global price of oil was the dominant theme during the reporting period that impacted the energy sector as a whole and oil companies in particular. As a global strategy, the Underlying Index was also subject to currency risks. The U.S. dollar performed strongly during the first three fiscal quarters of the reporting period. The combination of the drop in oil prices and the strengthening U.S. dollar negatively affected U.S.-based companies operating in the oil industry. The final fiscal quarter of the reporting period saw a depreciating U.S. dollar and an increase in oil prices, which helped mitigate the downward trending performance.

The Fund’s sector exposure also contributed negatively to its performance, with all three sectors in which the Underlying Index and the Fund invest posting negative absolute returns.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which industries had the highest total returns and which industries had the lowest total returns?

The Underlying Index is organized into three sectors. All three sectors posted negative total returns during the reporting period. The industries in order of descending total return were refining and marketing; equipment, services and drilling; and exploration and production.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, all three industries in which the Underlying Index and the Fund invest detracted from performance. The industries in order of descending contribution to return were equipment, services and drilling; refining and marketing; and exploration and production.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Seven Generations Energy, Baytex Energy and Tullow Oil, each an oil exploration and production company.

The Underlying Index components with the lowest total returns for the reporting period were Stone Energy, Legacy Reserves and Linn Energy, each also an oil exploration and production company.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 29 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Seven Generations Energy, Tullow Oil and Baytex Energy, each mentioned earlier. The weakest contributors were SemGroup, a midstream oil and gas company; and California Resources and SM Energy, each an oil exploration and production company.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced quarterly. During the reporting period, Dragon Oil was acquired in an all-cash acquisition and thus removed from the Underlying Index in September 2015. Pacific Exploration and Production was removed from the Underlying Index during the reporting period in connection with a capital restructuring and trading suspension on its primary exchange.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Oil Small Cap ETF
(as of April 30, 2016)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Global Oil Small Cap ETF Market Price[2]	–29.39%	–12.91%	–7.92%	–33.75%
IQ Global Oil Small Cap ETF NAV	–30.69%	–13.74%	–8.21%	–34.81%
IQ Global Oil Small Cap Index	–30.25%	–12.93%	–7.33%	–31.64%
Russell Global Small Cap Energy Index	–35.34%	–19.70%	–16.38%	–59.08%
MSCI World Small Cap Index	–2.56%	7.44%	6.58%	37.50%

1	Fund Inception Date: 5/4/2011.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ U.S. Real Estate Small Cap ETF

How did IQ U.S. Real Estate Small Cap ETF (the “Fund”) perform during the 12 months ended April 30, 2016?

For the 12 months ended April 30, 2016, the Fund returned –0.51% at NAV (net asset value) and –0.83% at market price.1 To compare, the Fund’s Underlying Index, the IQ U.S. Real Estate Small Cap Index,2 returned 0.23% for the same time period. The Dow Jones U.S. Real Estate Index2 returned 6.40% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Underlying Index seeks to capture the performance of the small-capitalization U.S. real estate equity market. The investable universe is limited to, at most, 100 companies that satisfy the market capitalization and liquidity requirements of the Underlying Index selection criteria, and Underlying Index components are weighted by their float-adjusted market capitalization.

The Underlying Index classifies real estate investment trusts (REITs) as residential, hotel, retail, office, diversified, specialized or mortgage REITs. Over time, mortgage REITs have shown interest rate sensitivity. Office REITs and retail REITs are affected by the overall economic environment. Virtually all publicly-traded U.S. REITs exhibit sensitivity to the broad U.S. equity market. Other factors that affect REITs are the metropolitan markets in which they operate and the various types of properties that comprise the REIT’s portfolio.

During the reporting period, the Underlying Index’s mortgage REIT sector underperformed the other REIT sectors, posting the largest negative contribution to return. Retail and office REITs posted positive contributions.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were retail, residential and office. During the reporting period, hotel, mortgage and diversified recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were retail, office and specialized. The sectors that made the weakest contributions to the Fund’s absolute performance were mortgage, hotel and diversified.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were National Storage Affiliates, a specialty REIT focused on self-storage; Mack-Cali Realty, an office REIT focused on the Northeast; and CyrusOne, a specialty REIT focused on industrial data centers.

The Underlying Index components with the lowest total returns for the reporting period were RAIT Financial Trust, a mortgage REIT; InfraREIT, a specialized REIT focused on electricity infrastructure; and FelCor Lodging Trust, a hotel REIT.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 31 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were CyrusOne and Mack-Cali Realty, each mentioned earlier, and Education Realty Trust, a residential REIT. The weakest contributors were Colony Capital and New Residential Investment, each a mortgage finance company, and Sabra Health Care, a specialized REIT.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index is reconstituted and rebalanced quarterly, with weights reflecting the then-current float-adjusted market capitalizations.

During the reporting period, several Underlying Index constituents were removed as a result of merger activity. These included Inland Real Estate, American Residential Properties, Campus Credit Communities, BioMed Realty Trust, Associated Estates Realty and Excel Trust. Two Underlying Index constituents, Chambers Street Properties and Gramercy Property Trust, merged together.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ U.S. Real Estate Small Cap ETF
(as of April 30, 2016)

	1 Year	3 Year	Since Inception[1]
	Average Annual	Average Annual	Average Annual	Cumulative
IQ U.S. Real Estate Small Cap ETF Market Price[2]	–0.83%	3.72%	10.44%	62.41%
IQ U.S. Real Estate Small Cap ETF NAV	–0.51%	3.75%	10.89%	65.65%
IQ U.S. Real Estate Small Cap Index	0.23%	4.46%	14.90%	71.79%
Dow Jones U.S. Real Estate Index	6.40%	6.04%	10.48%	62.72%

1	Fund Inception Date: 6/13/2011.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ 50 Percent Hedged FTSE International ETF

How did IQ 50 Percent Hedged FTSE International ETF (the “Fund”) perform from its inception on July 22, 2015 through April 30, 2016?

From its inception on July 22, 2015 through April 30, 2016 (the “reporting period”), the Fund returned –10.33% at NAV (net asset value) and –10.77% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Developed ex North America 50% Hedged to USD Index2, returned –9.65% for the same time period. The FTSE Developed ex North America Index2 returned –7.96% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in international developed equity markets and then hedging 50% of its foreign currency exposure back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed ex North America Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, most currencies of major developed nations depreciated against the U.S. dollar, although the U.S. dollar weakened in the last months of the reporting period.

Local market economies were also a primary influence on the negative performance of the local international developed equity markets as were broader concerns regarding a global economic slowdown. Local market monetary and interest rate policies also had a negative influence.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses currency forwards to hedge 50% of its respective currency exposure of the component securities of the Underlying Index. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were consumer goods, oil & gas and utilities. During the reporting period, financials, basic materials and telecommunications recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were oil & gas, utilities and technology. The sectors that made the weakest contributions to the Fund’s absolute performance were financials, health care and basic materials.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Goldin Financial, a Hong Kong-based diversified investment company; Fortescue Metals Group, an Australian iron ore exploration and production company; and Ono Pharmaceuticals, a Japanese specialty pharmaceuticals company that researches and develops prescription drugs.

The Underlying Index constituents with the lowest total returns for the reporting period were Piraeus Bank, a full service bank based in Greece; National Bank of Greece, a retail and corporate bank in Greece; and Saipem SpA, an Italian oilfield services company.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 33 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were British American Tobacco, a U.K.-based international tobacco company; Adidas, a German-based apparel and footwear company; and Ono Pharmaceuticals, mentioned earlier. The weakest contributors were Novartis, a Switzerland-based large pharmaceuticals company; HSBC Holdings, a U.K.-based diversified bank; and Toyota Motor, a Japan-based automobile manufacturer and retailer.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted by FTSE in September 2015 and March 2016. Also during the reporting period, FTSE removed Greece from the investable universe of the Underlying Index. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares in issue updates or float factors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE International ETF
(as of April 30, 2016)

Since Inception[1,3]
Cumulative
IQ 50 Percent Hedged FTSE International ETF Market Price[2]	–10.77%
IQ 50 Percent Hedged FTSE International ETF NAV	–10.33%
FTSE Developed ex North America 50% Hedged to USD Index	–9.65%
FTSE Developed ex North America Index	–7.96%

1	Fund Inception Date: 7/22/2015.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Total return calculated for a period of less than one year is not annualized.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ 50 Percent Hedged FTSE Europe ETF

How did IQ 50 Percent Hedged FTSE Europe ETF (the “Fund”) perform from its inception on July 22, 2015 through April 30, 2016?

From its inception on July 22, 2015 through April 30, 2016 (the “reporting period”), the Fund returned –10.33% at NAV (net asset value) and –9.38% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Developed Europe 50% Hedged to USD Index2, returned –9.43% for the same time period. The FTSE Developed Europe Index2 returned –9.43% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in developed European equity markets and then hedging 50% of its foreign currency exposure back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Developed Europe Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, most currencies of major developed European nations depreciated against the U.S. dollar, although the U.S. dollar weakened in the last months of the reporting period.

Local market economies were also a primary influence on the positive performance of the local developed European equity markets as were broader concerns regarding a global economic slowdown. Local market monetary and interest rate policies also had a positive influence.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses currency forwards to hedge 50% of its respective currency exposure of the component securities of the Underlying Index. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were consumer goods, industrials and oil & gas. During the reporting period, financials, telecommunications and basic materials recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were oil & gas, consumer goods and utilities. The sectors that made the weakest contributions to the Fund’s absolute performance were financials, health care and basic materials.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Adidas, a German-based apparel and footwear company; Randgold Resources, a Jersey-based, Africa-focused precious metals mining and exploration company; and Fresnillo, a Mexico-based precious metals mining and exploration company.

The Underlying Index constituents with the lowest total returns for the reporting period were Piraeus Bank, a full service bank based in Greece; National Bank of Greece, a retail and corporate bank in Greece; and Saipem SpA, an Italian oilfield services company.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 35 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were British American Tobacco, a U.K.-based international tobacco company; Adidas, mentioned earlier; and Total, a France-based integrated oil company. The weakest contributors were Novartis, a Switzerland-based large pharmaceuticals company, as well as HSBC Holdings and Barclays, each a U.K.-based diversified bank.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted by FTSE in September 2015 and March 2016. Also during the reporting period, FTSE removed Greece from the investable universe of the Underlying Index. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares in issue updates or float factors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE Europe ETF
(as of April 30, 2016)

Since Inception[1,3]
Cumulative
IQ 50 Percent Hedged FTSE Europe ETF Market Price[2]	–9.38%
IQ 50 Percent Hedged FTSE Europe ETF NAV	–10.33%
FTSE Developed Europe 50% Hedged to USD Index	–9.43%
FTSE Developed Europe Index	–9.43%

1	Fund Inception Date: 7/22/2015.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Total return calculated for a period of less than one year is not annualized.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ 50 Percent Hedged FTSE Japan ETF

How did IQ 50 Percent Hedged FTSE Japan ETF (the “Fund”) perform from its inception on July 22, 2015 through April 30, 2016?

From its inception on July 22, 2015 through April 30, 2016 (the “reporting period”), the Fund returned –14.05% at NAV (net asset value) and –11.56% at market price.1 To compare, the Fund’s Underlying Index, the FTSE Japan 50% Hedged to USD Index2, returned –13.57% for the same time period. The FTSE Japan Index2 returned –6.88% for the same period.

The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Underlying Index.

What factors affected the Fund’s performance during the reporting period?

The Fund was impacted during the reporting period by the currency effect of investing in the Japanese equity market and then hedging 50% of its foreign currency exposure back to U.S. dollars. The Fund’s strategy is meant to track the FTSE Japan Index with a 50% currency hedge to the U.S. dollar. During the reporting period as a whole, the yen depreciated against the U.S. dollar, although the U.S. dollar weakened in the last months of the reporting period.

Local market economies were also a primary influence on the negative performance of the local Japanese equity market as were broader concerns regarding a global economic slowdown. Local market monetary and interest rate policies also had an negative influence.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses currency forwards to hedge 50% of its respective currency exposure of the component securities of the Underlying Index. The hedge is reset monthly using 30-day forward contracts.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Underlying Index were telecommunications, health care and technology. During the reporting period, financials, utilities and basic materials recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were health care, telecommunications and oil & gas. The sectors that made the weakest contributions to the Fund’s absolute performance were financials, consumer goods and industrials.

During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?

Within the Underlying Index, the stocks with the highest total returns during the reporting period were Ono Pharmaceuticals, a specialty pharmaceuticals company that researches and develops prescription drugs; Park24, an automated parking garage operator; and Konami Holdings, an application software company offering digital entertainment and health and fitness gaming products.

The Underlying Index constituents with the lowest total returns for the reporting period were Laox, a specialized retailer in household appliances and computers; Mitsubishi Motors, an automobile manufacturer and retailer; and IHI, a heavy machinery manufacturer focusing on aircraft parts, petroleum refineries and nuclear power plants.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 37 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which individual stocks made the strongest contributions to the Fund’s absolute performance during the reporting period and which stocks made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the Fund’s absolute performance during the reporting period were Ono Pharmaceuticals, already mentioned, as well as KDDI and NTT DoCoMo, each a mobile telecommunications carrier. The weakest contributors were Toyota Motor, an automobile manufacturer and retailer; Mitsubishi UFJ Financial Group, a holding company operating as a diversified bank formed in the merger between Mitsubishi Tokyo Financial Group and UFJ Holdings; and Sumitomo Mitsui Financial Group, another holding company operating as a diversified bank.

Were there any changes in the Underlying Index during the reporting period?

The Underlying Index was reconstituted by FTSE in September 2015 and March 2016.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ 50 Percent Hedged FTSE Japan ETF
(as of April 30, 2016)

Since Inception[1,3]
Cumulative
IQ 50 Percent Hedged FTSE Japan ETF Market Price[2]	–11.56%
IQ 50 Percent Hedged FTSE Japan ETF NAV	–14.05%
FTSE Japan 50% Hedged to USD Index	–13.57%
FTSE Japan Index	–6.88%

1	Fund Inception Date: 7/22/2015.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Total return calculated for a period of less than one year is not annualized.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Leaders GTAA Tracker ETF

How did IQ Leaders GTAA Tracker ETF (the “Fund”) perform from its inception on September 30, 2015 through April 30, 2016?

From its inception on September 30, 2015 through April 30, 2016 (the “reporting period”), the Fund returned 5.50% at NAV (net asset value) and 1.72% at market price.1 To compare, the Fund’s Underlying Index, the IQ Leaders GTAA Index2, returned 5.99% for the same time period. The MSCI All Cap World Index (Net)2 returned 9.00% for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s short positions in the utilities, industrials and consumer discretionary sectors, via underlying ETFs, detracted from its performance as did its long position in convertible bonds. Conversely, the Fund’s long positions in equities, specifically U.S. large-capitalization core equity sectors and core international equities, via underlying ETFs, were the primary positive contributors to returns. The materials and information technology sectors had the biggest positive effects. The Fund’s weighting in a U.S. small-capitalization equity ETF also made a positive contribution. The Fund was also aided during the reporting period by its positions in aggregate bonds and high yield corporate bonds, via underlying ETFs.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivatives to obtain exposure to long and short positions of the Underlying Index. The long exposures included certain Underlying Index positions, such as investment grade corporate, sovereign, and local authority bonds; short term Treasury securities; equity volatility; and domestic small capitalization stocks. The short exposures included all of the Underlying Index positions, including principally Consumer Staples Select Sector SPDR Fund, Utilities Select Sector SPDR Fund, and the iShares 7-10 Year Treasury Bond ETF.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

At the asset class level, the Fund was allocated approximately 60% in equities and 40% in bonds. Within fixed income, aggregate bonds were the largest position, followed by high yield corporate bonds. In equities, the Fund had approximately half of its weighting in core international equities. The materials and information technology sectors were the largest equity sector allocations. The Fund also had approximately 7.5% of its assets in U.S. small-capitalization equities.

How did the Fund’s allocations change over the course of the reporting period?

Based on our proprietary quantitative models, the Fund’s overall bond allocation declined somewhat during the reporting period, but, within that, the Fund’s allocation changed even more, as the Fund shifted its exposure away from investment grade corporate bonds and convertible bonds and toward intermediate-term U.S. Treasury bonds and high yield corporate bonds. The Fund’s equity allocation to the consumer discretionary and health care sectors increased.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Vanguard Materials Index Fund (VAW) and Materials Select Sector SPDR Fund (XLB). During the reporting period, Vanguard Health Care Index Fund (VHT) and Vanguard Financials Index Fund (VFH) recorded the lowest total returns.

1	The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
2	See page 39 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were Materials Select Sector SPDR Fund (XLB) and Technology Select Sector SPDR Fund (XLK). The weakest contributors were Utilities Select Sector SPDR Fund (XLU) and SPDR Barclays Convertible Securities ETF (CWB).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Leaders GTAA Tracker ETF
(as of April 30, 2016)

Since Inception[1,3]
Cumulative
IQ Leaders GTAA Tracker ETF Market Price[2]	1.72%
IQ Leaders GTAA Tracker ETF NAV	5.50%
IQ Leaders GTAA Index	5.99%
MSCI All Cap World Index	9.00%

1	Fund Inception Date: 9/30/2015.
2	The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.
3	Total return calculated for a period of less than one year is not annualized.

Fund Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular Fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid for Period 11/01/15 to 4/30/16” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited) (continued)

	Beginning Account Value	Ending Account Value 04/30/16	Annualized Expense Ratios for the Period 11/01/15 to 04/30/16	Expenses[1] Paid for Period 11/01/15 to 04/30/16
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,003.80	0.76%	$3.79
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$1,005.20	0.76%	$3.79
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ Hedge Market Neutral Tracker ETF
Actual	$1,000.00	$1,011.50	0.76%	$3.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ Hedge Long/Short Tracker ETF
Actual	$1,000.00	$998.50	0.77%	$3.83
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.77%	$3.87
IQ Hedge Event-Driven Tracker ETF
Actual	$1,000.00	$1,003.00	0.78%	$3.88
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.98	0.78%	$3.92
IQ Global Resources ETF
Actual	$1,000.00	$1,129.00	0.76%	$4.02
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ Merger Arbitrage ETF
Actual	$1,000.00	$1,035.80	0.76%	$3.85
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ Real Return ETF
Actual	$1,000.00	$1,003.80	0.49%	$2.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.43	0.49%	$2.46
IQ Australia Small Cap ETF
Actual	$1,000.00	$1,150.40	0.70%	$3.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.38	0.70%	$3.52
IQ Canada Small Cap ETF
Actual	$1,000.00	$1,236.30	0.70%	$3.89
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.38	0.70%	$3.52
IQ Global Agribusiness Small Cap ETF
Actual	$1,000.00	$1,111.60	0.77%	$4.04
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.77%	$3.87
IQ Global Oil Small Cap ETF
Actual	$1,000.00	$973.30	0.86%	$4.22
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.59	0.86%	$4.32
IQ U.S. Real Estate Small Cap ETF
Actual	$1,000.00	$1,043.40	0.70%	$3.56
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.38	0.70%	$3.52
IQ 50 Percent Hedged FTSE International ETF
Actual	$1,000.00	$953.10	0.36%	$1.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.07	0.36%	$1.81
IQ 50 Percent Hedged FTSE Europe ETF
Actual	$1,000.00	$953.70	0.46%	$2.23
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.58	0.46%	$2.31
IQ 50 Percent Hedged FTSE Japan ETF
Actual	$1,000.00	$911.50	0.46%	$2.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.58	0.46%	$2.31
IQ Leaders GTAA Tracker ETF
Actual	$1,000.00	$996.20	0.46%	$2.28
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.58	0.46%	$2.31

1	Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the six-month period).

Portfolio Summaries (unaudited)
April 30, 2016

SCHEDULES OF INVESTMENTS SUMMARY TABLE

IQ Hedge Multi-Strategy Tracker ETF
Net Assets ($ mil): $1,074.1

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	24.2%
Investment Grade Corporate Bond Funds	23.9
Money Market Fund	12.0
Aggregate Bond Funds	10.3
U.S. Large Cap Value Funds	9.3
U.S. Small Cap Growth Funds	6.3
Treasury Inflation-Protected Securities
Bond Fund	4.5
Floating Rate Funds	3.2
Europe Equity Funds	3.1
International Equity Core Funds	3.1
Convertible Bonds Fund	2.8
U.S. Large Cap Growth Funds	2.7
U.S. Large Cap Core Fund	2.3
Japan Equity Fund	1.6
Volatility Fund	0.9
Silver Fund	0.9
U.S. Low Volatility Funds	0.4
U.S. Preferred Fund	0.3
BRIC Equity Funds	0.3
Emerging Small Cap Equity Fund	0.1
International Bond Funds	0.1
International Small Cap Equity Funds	0.1
U.S. Small Cap Core Fund	0.0 (a)
Total Investments	112.4
Liabilities in Excess of Other Assets	(12.4)
Total Net Assets	100.0%

(a) Less than 0.05%.

IQ Hedge Macro Tracker ETF
Net Assets ($ mil): $14.8

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	52.0%
Money Market Fund	21.9
Investment Grade Corporate Bond Funds	12.2
International Bond Funds	9.3
Emerging Small Cap Equity Fund	6.1
International Small Cap Equity Funds	6.1
BRIC Equity Funds	6.0
Treasury Inflation-Protected Securities
Bond Fund	4.0
U.S. Small Cap Core Fund	1.9
U.S. Large Cap Growth Funds	1.0
Silver Fund	0.8
Japan Equity Fund	0.7
Emerging Equity Funds	0.7
Volatility Fund	0.1
U.S. Large Cap Value Fund	0.0 (a)
Total Investments	122.8
Liabilities in Excess of Other Assets	(22.8)
Total Net Assets	100.0%

IQ Hedge Market Neutral Tracker ETF
Net Assets ($ mil): $15.3

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	38.2%
Investment Grade Corporate Bond Funds	16.1
Aggregate Bond Funds	12.1
U.S. Large Cap Value Funds	9.7
Floating Rate Funds	4.6
U.S. Small Cap Growth Funds	4.6
Convertible Bonds Fund	3.3
Europe Equity Funds	3.1
Japan Equity Fund	2.9
Euro Fund	2.3
Currency Strategy Fund	1.8
U.S. Low Volatility Funds	1.2
Money Market Fund	0.5
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (unaudited) (continued)
April 30, 2016

IQ Hedge Long/Short Tracker ETF
Net Assets ($ mil): $1.9

Industry	% of Net Assets
Investment Grade Corporate
Bond Funds	20.6%
U.S. Large Cap Value Funds	19.8
U.S. Small Cap Growth Funds	18.6
International Equity Core Funds	11.7
Money Market Funds	11.1
U.S. Large Cap Growth Funds	10.2
U.S. Large Cap Core Fund	8.8
Floating Rate Funds	6.7
Volatility Fund	2.6
U.S. Preferred Fund	1.3
Total Investments	111.4
Liabilities in Excess of Other Assets	(11.4)
Total Net Assets	100.0%

IQ Hedge Event-Driven Tracker ETF
Net Assets ($ mil): $1.9

Industry	% of Net Assets
Convertible Bonds Fund	45.9%
Aggregate Bond Funds	45.8
U.S. Large Cap Growth Funds	7.5
Emerging Equity Funds	0.8
Money Market Fund	0.2
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Total Net Assets	100.0%

IQ Global Resources ETF
Net Assets ($ mil): $67.9

Industry	% of Net Assets
Energy	18.7%
Water	18.4
Money Market Fund	14.8
Grains Food Fiber	14.5
Timber	14.3
Coal	13.7
Precious Metals	4.4
Livestock	3.4
Industrial Metals	2.6
Total Investments	104.8
Liabilities in Excess of Other Assets	(4.8)
Total Net Assets	100.0%

IQ Merger Arbitrage ETF
Net Assets ($ mil): $139.4

Industry	% of Net Assets
Information Technology	18.8%
Health Care	17.5
Materials	14.9
Industrials	11.0
Energy	10.5
Utilities	10.1
Consumer Staples	6.0
Money Market Fund	4.8
Financials	4.0
Consumer Discretionary	3.6
Total Investments	101.2
Liabilities in Excess of Other Assets	(1.2)
Total Net Assets	100.0%

IQ Real Return ETF
Net Assets ($ mil): $26.7

Industry	% of Net Assets
U.S. Short Term Treasury Bond Funds	71.1%
Money Market Fund	12.5
U.S. Large Cap Core Funds	9.9
U.S. Medium Term Treasury Bond Funds	8.0
U.S. Small Cap Core Fund	6.5
U.S. REITS Funds	4.2
Total Investments	112.2
Liabilities in Excess of Other Assets	(12.2)
Total Net Assets	100.0%

IQ Australia Small Cap ETF
Net Assets ($ mil): $6.8

Industry	% of Net Assets
Materials	28.3%
Consumer Discretionary	21.9
Industrials	12.0
Health Care	11.9
Financials	8.0
Consumer Staples	7.1
Information Technology	7.1
Money Market Fund	7.0
Energy	3.2
Total Investments	106.5
Liabilities in Excess of Other Assets	(6.5)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (unaudited) (continued)
April 30, 2016

IQ Canada Small Cap ETF
Net Assets ($ mil): $10.8

Industry	% of Net Assets
Materials	37.0%
Energy	19.5
Industrials	14.2
Money Market Fund	13.6
Consumer Discretionary	8.7
Utilities	6.5
Financials	3.4
Consumer Staples	3.4
Health Care	2.8
Information Technology	2.4
Telecommunication Services	1.5
Total Investments	113.0
Liabilities in Excess of Other Assets	(13.0)
Total Net Assets	100.0%

IQ Global Agribusiness Small Cap ETF
Net Assets ($ mil): $12.0

Industry	% of Net Assets
Crop Production and Farming	68.2%
Livestock Operations	13.1
Agricultural Chemicals	9.3
Agricultural Supplies and Logistics	5.9
Money Market Fund	5.5
Agricultural Machinery	2.6
Total Investments	104.6
Liabilities in Excess of Other Assets	(4.6)
Total Net Assets	100.0%

IQ Global Oil Small Cap ETF
Net Assets ($ mil): $2.9

Industry	% of Net Assets
Exploration & Production	42.4%
Equipment, Services & Drilling	33.8
Money Market Fund	25.4
Refining & Marketing	23.3
Total Investments	124.9
Liabilities in Excess of Other Assets	(24.9)
Total Net Assets	100.0%

IQ U.S. Real Estate Small Cap ETF
Net Assets ($ mil): $76.7

Industry	% of Net Assets
Office REITs	21.2%
Mortgage REITs	16.2
Specialized REITs	16.2
Diversified REITs	16.2
Retail REITs	15.8
Money Market Fund	7.7
Hotel REITs	7.3
Residential REITs	5.7
Total Investments	106.3
Liabilities in Excess of Other Assets	(6.3)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE International ETF
Net Assets ($ mil): $76.0

Industry	% of Net Assets
Financials	23.3%
Industrials	13.9
Consumer Discretionary	12.9
Consumer Staples	12.1
Health Care	11.1
Materials	7.7
Information Technology	6.2
Energy	4.6
Telecommunication Services	4.5
Utilities	3.7
Money Market Fund	2.2
Total Investments	102.2
Liabilities in Excess of Other Assets	(2.2)
Total Net Assets	100.0%

IQ 50 Percent Hedged FTSE Europe ETF
Net Assets ($ mil): $46.7

Industry	% of Net Assets
Financials	21.0%
Consumer Staples	15.1
Health Care	13.4
Industrials	12.0
Consumer Discretionary	11.5
Materials	7.5
Energy	6.6
Telecommunication Services	4.7
Utilities	4.2
Information Technology	3.9
Money Market Fund	3.1
Total Investments	103.0
Liabilities in Excess of Other Assets	(3.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries (unaudited) (continued)
April 30, 2016

IQ 50 Percent Hedged FTSE Japan ETF
Net Assets ($ mil): $25.1

Industry	% of Net Assets
Consumer Discretionary	21.0%
Industrials	21.0
Financials	16.7
Information Technology	10.3
Consumer Staples	9.2
Health Care	9.0
Materials	6.4
Telecommunication Services	5.4
Utilities	2.4
Energy	0.9
Money Market Fund	0.3
Total Investments	102.6
Liabilities in Excess of Other Assets	(2.6)
Total Net Assets	100.0%

IQ Leaders GTAA Tracker ETF
Net Assets ($ mil): $2.1

Industry	% of Net Assets
International Equity Core Funds	24.6%
High Yield Corporate Bond Funds	22.5
U.S. Large Cap Core Funds	18.8
Aggregate Bond Funds	17.3
Money Market Fund	10.3
U.S. Medium Term Treasury Bond Funds	8.2
U.S. Small Cap Core Fund	4.2
Emerging Equity Funds	4.1
Total Investments	110.0
Liabilities in Excess of Other Assets	(10.0)
Total Net Assets	100.0%

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF
April 30, 2016

	Shares	Value
Exchange Traded Note — 0.9%
Volatility Fund — 0.9%
iPATH S&P 500 VIX Short-Term
Futures ETN*(a)
(Cost $10,000,511)	538,165	$9,046,554

Investment Companies — 99.5%
Aggregate Bond Funds — 10.3%
iShares Core U.S. Aggregate
Bond ETF(b)	531,460	58,933,600
SPDR Barclays Aggregate
Bond ETF(a)	35,417	2,075,436
Vanguard Total Bond
Market ETF(a)(b)	595,254	49,388,224
Total Aggregate Bond Funds		110,397,260

BRIC Equity Funds — 0.3%
iShares China Large-Cap ETF(a)	12,689	425,462
iShares India 50 ETF	17,632	476,770
iShares MSCI China ETF(a)	4,163	176,053
iShares MSCI India ETF	85,336	2,309,192
SPDR S&P China ETF	929	64,482
Total BRIC Equity Funds		3,451,959

Convertible Bonds Fund — 2.8%
SPDR Barclays Convertible
Securities ETF(a)	685,713	29,787,373

Emerging Small Cap Equity Fund — 0.1%
SPDR S&P Emerging Markets
SmallCap ETF(a)	17,230	676,277

Europe Equity Funds — 3.1%
iShares Europe ETF	77,186	3,111,368
iShares MSCI Eurozone ETF	412,919	14,563,653
Vanguard FTSE Europe ETF	314,117	15,661,873
Total Europe Equity Funds		33,336,894

Floating Rate Funds — 3.2%
PowerShares Senior Loan Portfolio(a)	1,229,930	28,399,084
SPDR Blackstone / GSO Senior
Loan ETF	120,382	5,636,285
Total Floating Rate Funds		34,035,369

International Bond Funds — 0.1%
VanEck Vectors J.P. Morgan EM
Local Currency Bond ETF(a)	41,681	789,855
WisdomTree Emerging Markets
Local Debt Fund(a)	6,259	235,088
Total International Bond Funds		1,024,943

International Equity Core Funds — 3.1%
iShares MSCI EAFE ETF	376,450	21,995,973
Vanguard FTSE Developed
Markets ETF(a)	319,281	11,720,806
Total International Equity
Core Funds		33,716,779

International Small Cap Equity Funds — 0.1%
iShares MSCI EAFE Small-Cap ETF(a)	10,244	516,195
SPDR S&P International Small
Cap ETF	1,986	58,428

	Shares	Value
Investment Companies (continued)
International Small Cap Equity Funds
(continued)
WisdomTree International SmallCap
Dividend Fund(a)	1,703	$101,312
Total International Small Cap
Equity Funds		675,935

Investment Grade Corporate
Bond Funds — 23.9%
iShares Core U.S. Credit Bond ETF	63,471	7,070,035
iShares iBoxx $ Investment Grade
Corporate Bond ETF(b)	2,075,573	249,753,699
Total Investment Grade Corporate
Bond Funds		256,823,734

Japan Equity Fund — 1.6%
iShares MSCI Japan ETF	1,541,467	17,603,553

Silver Fund — 0.9%
iShares Silver Trust*(a)	570,942	9,694,595

Treasury Inflation-Protected Securities
Bond Fund — 4.5%
iShares TIPS Bond ETF	418,729	48,103,588

U.S. Large Cap Core Fund — 2.3%
Financial Select Sector SPDR Fund	1,085,528	25,303,658

U.S. Large Cap Growth Funds — 2.7%
Guggenheim S&P 500 Pure
Growth ETF	10,814	851,062
iShares Russell 1000 Growth ETF(a)	131,893	13,037,623
iShares S&P 500 Growth ETF(a)	52,519	6,014,476
Vanguard Growth ETF(a)	85,566	9,036,625
Total U.S. Large Cap Growth Funds		28,939,786

U.S. Large Cap Value Funds — 9.3%
Guggenheim S&P 500 Pure
Value ETF(a)	24,688	1,281,801
iShares Russell 1000 Value ETF	460,781	46,488,195
iShares S&P 500 Value ETF(a)	186,024	17,062,121
Vanguard Value ETF(a)	415,817	34,778,934
Total U.S. Large Cap Value Funds		99,611,051

U.S. Low Volatility Funds — 0.4%
iShares Edge MSCI Min Vol USA ETF(a)	57,019	2,495,722
PowerShares S&P 500 Low
Volatility Portfolio(a)	36,908	1,474,105
Total U.S. Low Volatility Funds		3,969,827

U.S. Preferred Fund — 0.3%
iShares U.S. Preferred Stock ETF(a)	97,130	3,805,553

U.S. Short Term Treasury Bond
Funds — 24.2%
iShares 1-3 Year Treasury Bond ETF(a)	564,539	47,991,461
iShares Short Treasury Bond ETF(a)	295,935	32,671,224
SPDR Barclays 1-3 Month T-Bill ETF*(a)	467,231	21,357,129
Vanguard Short-Term Bond ETF(a)	1,959,748	157,975,286
Total U.S. Short Term Treasury
Bond Funds		259,995,100

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)
April 30, 2016

	Shares	Value
Investment Companies (continued)
U.S. Small Cap Core Fund — 0.0%(c)
iShares Russell 2000 ETF(a)	867	$97,416

U.S. Small Cap Growth Funds — 6.3%
iShares Russell 2000 Growth ETF(a)(b)	226,493	30,365,916
iShares S&P Small-Cap 600
Growth ETF(a)	128,867	16,052,962
Vanguard Small-Cap Growth ETF(a)	178,335	21,505,418
Total U.S. Small Cap Growth Funds		67,924,296
Total Investment Companies
(Cost $1,046,299,310)		1,068,974,946

Investment of Cash Collateral
For Securities Loaned — 12.0%
Money Market Fund — 12.0%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(d)
(Cost $128,792,461)	128,792,461	128,792,461

Value
Total Investments — 112.4%
(Cost $1,185,092,282)	$1,206,813,961
Liabilities in Excess of
Other Assets — (12.4)%	(132,693,789)
Net Assets — 100.0%	$1,074,120,172

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $125,659,626; total market value of collateral held by the Fund was $128,792,461.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $225,030,302.
(c)	Less than 0.05%.
(d)	Rate shown reflects the 1-day yield at April 30, 2016.

BRIC — Brazil, Russia, India and China

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

TIPS — Treasury Inflation Protected Security

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
CurrencyShares Euro Trust	(2.10)	5/19/2016	$(3,923,235)	$—
CurrencyShares Japanese Yen Trust	(1.84)	5/19/2016	(29,955,434)	—
Energy Select Sector SPDR Fund	(0.50)	5/19/2016	(11,270,659)	—
Financial Select Sector SPDR Fund	1.37	5/19/2016	7,663,535	—
Guggenheim S&P 500 Pure Growth ETF	1.33	5/19/2016	257,664	—
Guggenheim S&P 500 Pure Value ETF	1.37	5/19/2016	388,258	—
Health Care Select Sector SPDR Fund	(0.50)	5/19/2016	(12,961,189)	—
iPath Bloomberg Commodity Index Total Return	(2.34)	5/19/2016	(44,708)	—
iPATH S&P 500 VIX Short-Term Futures	1.37	5/19/2016	2,739,896	—
iShares 1-3 Year Treasury Bond ETF	1.37	5/19/2016	14,534,840	—
iShares China Large-Cap ETF	1.37	5/19/2016	128,856	—
iShares Core U.S. Aggregate Bond ETF	1.25	5/19/2016	17,848,854	—
iShares Core U.S. Credit Bond ETF	1.36	5/19/2016	2,141,361	—
iShares Europe ETF	1.37	5/19/2016	942,287	—
iShares iBoxx $ High Yield Corporate Bond ETF	(1.22)	5/19/2016	(41,319,435)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.36	5/19/2016	75,641,363	—
iShares India 50 ETF	1.37	5/19/2016	144,367	—
iShares MSCI All Country Asia ex Japan ETF	(4.03)	5/19/2016	(8,239,766)	—
iShares MSCI Brazil Capped ETF	(1.59)	5/19/2016	(428,367)	—
iShares MSCI China ETF	1.37	5/19/2016	53,260	—
iShares MSCI EAFE ETF	1.37	5/19/2016	6,661,721	—
iShares MSCI EAFE Small-Cap ETF	1.37	5/19/2016	156,310	—
iShares MSCI Emerging Markets ETF	(1.07)	5/19/2016	(5,919,448)	—
iShares MSCI Eurozone ETF	1.37	5/19/2016	4,410,796	—
iShares MSCI India ETF	1.37	5/19/2016	699,366	—
iShares MSCI Japan ETF	1.37	5/19/2016	5,331,461	—
iShares MSCI Pacific ex Japan ETF	(4.14)	5/19/2016	(7,019,455)	—
iShares MSCI Russia Capped ETF	(2.84)	5/19/2016	(1,167)	—
iShares MSCI USA Minimum Volatility ETF	1.37	5/19/2016	755,820	—
iShares Russell 1000 Growth ETF	1.33	5/19/2016	3,948,464	—
iShares Russell 1000 Value ETF	1.37	5/19/2016	14,079,603	—
iShares Russell 2000 ETF	1.36	5/19/2016	36,854	—
iShares Russell 2000 Growth ETF	1.37	5/19/2016	9,297,620	—
iShares Russell 2000 Value ETF	(1.53)	5/19/2016	(30,588,473)	—
iShares S&P 500 Growth ETF	1.33	5/19/2016	1,821,441	—

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)
April 30, 2016

Total return swap contracts outstanding at April 30, 2016 (continued):

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
iShares S&P 500 Value ETF	1.37	5/19/2016	$ 5,167,505	$—
iShares S&P Small-Cap 600 Growth ETF	1.37	5/19/2016	4,861,843	—
iShares S&P Small-Cap 600 Value ETF	(3.03)	5/19/2016	(18,107,694)	—
iShares Short Treasury Bond ETF	1.37	5/19/2016	9,895,042	—
iShares Silver Trust	1.37	5/19/2016	2,936,165	—
iShares TIPS Bond ETF	1.37	5/19/2016	14,568,737	—
iShares U.S. Preferred Stock ETF	1.37	5/19/2016	1,152,519	—
iShares U.S. Real Estate ETF	(0.90)	5/19/2016	(2,779,671)	—
PowerShares DB Commodity Index Tracking Fund	(1.09)	5/19/2016	(177,118)	—
PowerShares DB G10 Currency Harvest Fund	(4.58)	5/19/2016	(2,638,858)	—
PowerShares DB Gold Fund	(0.99)	5/19/2016	(821,255)	—
PowerShares DB U.S. Dollar Index Bullish Fund	(3.01)	5/19/2016	(25,046,865)	—
PowerShares S&P 500 Low Volatility Portfolio	1.37	5/19/2016	446,409	—
PowerShares Senior Loan Portfolio	1.37	5/19/2016	8,601,071	—
SPDR Barclays 1-3 Month T-Bill ETF	1.37	5/19/2016	6,468,285	—
SPDR Barclays Aggregate Bond ETF	1.25	5/19/2016	628,485	—
SPDR Barclays Convertible Securities ETF	1.36	5/19/2016	9,021,445	—
SPDR Barclays High Yield Bond ETF	(0.92)	5/19/2016	(29,724,577)	—
SPDR Blackstone / GSO Senior Loan ETF	1.37	5/19/2016	1,707,057	—
SPDR Dow Jones International Real Estate ETF	(2.09)	5/19/2016	(451,303)	—
SPDR Dow Jones REIT ETF	(1.35)	5/19/2016	(2,064,499)	—
SPDR S&P China ETF	1.37	5/19/2016	19,574	—
SPDR S&P Emerging Markets SmallCap ETF	1.37	5/19/2016	204,846	—
SPDR S&P International Small Cap ETF	1.37	5/19/2016	18,652	—
Technology Select Sector SPDR Fund	(0.15)	5/19/2016	(7,739,997)	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1.37	5/19/2016	239,225	—
VanEck Vectors Russia ETF	(0.36)	5/19/2016	(8,604)	—
Vanguard FTSE Europe ETF	1.37	5/19/2016	4,743,381	—
Vanguard FTSE Pacific ETF	(0.93)	5/19/2016	(9,787,385)	—
Vanguard Growth ETF	1.33	5/19/2016	2,736,989	—
Vanguard REIT ETF	(0.85)	5/19/2016	(17,651,631)	—
Vanguard Short-Term Bond ETF	1.37	5/19/2016	47,844,856	—
Vanguard Small-Cap Growth ETF	1.37	5/19/2016	6,513,186	—
Vanguard Small-Cap Value ETF	(3.03)	5/19/2016	(32,523,517)	—
Vanguard Total Bond Market ETF	1.25	5/19/2016	14,957,915	—
Vanguard Value ETF	1.37	5/19/2016	10,533,203	—
WisdomTree Emerging Markets Local Debt Fund	1.37	5/19/2016	71,251	—
WisdomTree International SmallCap Dividend Fund	1.37	5/19/2016	30,697	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)
April 30, 2016

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Exchange Traded Notes	$9,046,554	$—		$—	$9,046,554
Investment Companies	1,068,974,946	—		—	1,068,974,946
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	128,792,461	—		—	128,792,461
Total Investments in Securities	1,206,813,961	—		—	1,206,813,961
Other Financial Instruments:
Swap Contracts	—	—	(b)	—	—
Total Investments in Securities and Other Financial Instruments	$1,206,813,961	$—		$—	$1,206,813,961

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Swap Contracts	$—	$—	(b)	$—	$—
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF
April 30, 2016

	Shares	Value
Exchange Traded Notes — 0.1%
Volatility Fund — 0.1%
iPATH S&P 500 VIX Short-Term
Futures ETN*(a)
(Cost $23,156)	1,243	$20,895

Investment Companies — 100.8%
BRIC Equity Funds — 6.0%
iShares China Large-Cap ETF(a)	16,926	567,529
iShares MSCI China ETF(a)	5,548	234,625
SPDR S&P China ETF	1,242	86,207
Total BRIC Equity Funds		888,361

Emerging Equity Funds — 0.7%
iShares MSCI Emerging Markets ETF	1,229	42,266
Vanguard FTSE Emerging
Markets ETF	1,698	59,311
Total Emerging Equity Funds		101,577

Emerging Small Cap Equity Fund — 6.1%
SPDR S&P Emerging Markets
SmallCap ETF(a)	22,986	902,200

International Bond Funds — 9.3%
VanEck Vectors J.P. Morgan EM
Local Currency Bond ETF(a)	55,600	1,053,620
WisdomTree Emerging Markets Local
Debt Fund(a)	8,355	313,814
Total International Bond Funds		1,367,434

International Small Cap Equity
Funds — 6.1%
iShares MSCI EAFE Small-Cap ETF	13,662	688,428
SPDR S&P International Small
Cap ETF	2,793	82,170
WisdomTree International SmallCap
Dividend Fund(a)	2,275	135,340
Total International Small Cap
Equity Funds		905,938

Investment Grade Corporate Bond
Funds — 12.2%
iShares Core U.S. Credit Bond ETF	448	49,903
iShares iBoxx $ Investment Grade
Corporate Bond ETF(b)	14,635	1,761,029
Total Investment Grade Corporate
Bond Funds		1,810,932

Japan Equity Fund — 0.7%
iShares MSCI Japan ETF	8,908	101,729

Silver Fund — 0.8%
iShares Silver Trust*	6,801	115,481

Treasury Inflation-Protected Securities
Bond Fund — 4.0%
iShares TIPS Bond Fund	5,200	597,376

U.S. Large Cap Growth Funds — 1.0%
Guggenheim S&P 500 Pure
Growth ETF	115	9,050
iShares Russell 1000 Growth ETF	1,407	139,082
Total U.S. Large Cap Growth Funds		148,132

	Shares	Value
Investment Companies (continued)
U.S. Large Cap Value Fund — 0.0%(c)
Guggenheim S&P 500 Pure
Value ETF	35	$1,817

U.S. Short Term Treasury Bond Funds — 52.0%
iShares 1-3 Year Treasury Bond ETF(a)	7,010	595,920
iShares Short Treasury Bond ETF	9,900	1,092,960
SPDR Barclays 1-3 Month T-Bill ETF*(a)	15,631	714,493
Vanguard Short-Term Bond ETF(b)	65,561	5,284,872
Total U.S. Short Term Treasury
Bond Funds		7,688,245

U.S. Small Cap Core Fund — 1.9%
iShares Russell 2000 ETF(a)	2,485	279,215
Total Investment Companies
(Cost $15,255,954)		14,908,437

Investment of Cash Collateral For
Securities Loaned — 21.9%
Money Market Fund — 21.9%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(d)
(Cost $3,240,904)	3,240,904	3,240,904
Total Investments — 122.8%
(Cost $18,520,014)		18,170,236
Liabilities in Excess of
Other Assets — (22.8)%		(3,375,870)
Net Assets — 100.0%		$14,794,366

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,132,960; total market value of collateral held by the Fund was $3,240,904.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $3,051,434.
(c)	Less than 0.05%.
(d)	Rate shown reflects the 1-day yield at April 30, 2016.

BRIC — Brazil, Russia, India and China

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

TIPS — Treasury Inflation Protected Security

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)
April 30, 2016

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
CurrencyShares Euro Trust	(2.10)	4/09/2018	$(586,265)	$—
CurrencyShares Japanese Yen Trust	(1.85)	4/09/2018	(411,913)	—
Guggenheim S&P 500 Pure Growth ETF	1.37	5/19/2016	2,361	—
Guggenheim S&P 500 Pure Value ETF	1.37	5/19/2016	467	—
iPath Bloomberg Commodity Index Total Return	(2.35)	4/09/2018	(66,022)	—
iPATH S&P 500 VIX Short-Term Futures	1.37	5/19/2016	5,514	—
iShares 1-3 Year Treasury Bond ETF	0.96	5/19/2016	157,439	—
iShares China Large-Cap ETF	0.99	5/19/2016	149,913	—
iShares Core U.S. Credit Bond ETF	1.37	5/19/2016	13,144	—
iShares iBoxx $ High Yield Corporate Bond ETF	(1.10)	4/09/2018	(349,487)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.37	5/19/2016	465,196	—
iShares India 50 ETF	(4.10)	4/09/2018	(20,442)	—
iShares MSCI Brazil Capped ETF	(1.23)	4/09/2018	(524,658)	—
iShares MSCI China ETF	1.06	5/19/2016	61,968	—
iShares MSCI EAFE Small-Cap ETF	1.37	5/19/2016	181,858	—
iShares MSCI Emerging Markets ETF	1.37	5/19/2016	11,177	—
iShares MSCI India ETF	(1.35)	4/09/2018	(99,013)	—
iShares MSCI Japan ETF	1.37	5/19/2016	26,871	—
iShares MSCI Russia Capped ETF	(2.85)	4/09/2018	(1,715)	—
iShares Russell 1000 Growth ETF	1.37	5/19/2016	36,772	—
iShares Russell 2000 ETF	1.37	5/19/2016	73,708	—
iShares Short Treasury Bond ETF	1.19	5/19/2016	288,696	—
iShares Silver Trust	1.37	5/19/2016	30,496	—
iShares TIPS Bond ETF	1.37	5/19/2016	157,730	—
iShares U.S. Real Estate ETF	(0.90)	4/09/2018	(38,258)	—
PowerShares DB Commodity Index Tracking Fund	(1.10)	4/09/2018	(261,609)	—
PowerShares DB G10 Currency Harvest Fund	(2.10)	4/09/2018	(260,776)	—
PowerShares DB Gold Fund	(1.10)	4/09/2018	(245,509)	—
SPDR Barclays 1-3 Month T-Bill ETF	1.37	5/19/2016	188,737	—
SPDR Barclays High Yield Bond ETF	(0.98)	4/09/2018	(251,442)	—
SPDR Dow Jones International Real Estate ETF	(2.10)	4/09/2018	(666,535)	—
SPDR Dow Jones REIT ETF	(1.35)	4/09/2018	(28,345)	—
SPDR S&P China ETF	1.00	5/19/2016	22,766	—
SPDR S&P Emerging Markets SmallCap ETF	1.00	5/19/2016	238,287	—
SPDR S&P International Small Cap ETF	0.99	5/19/2016	21,712	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	0.99	5/19/2016	278,300	—
VanEck Vectors Russia ETF	(0.35)	4/09/2018	(12,702)	—
Vanguard REIT ETF	(0.85)	4/09/2018	(242,708)	—
Vanguard Short-Term Bond ETF	1.22	5/19/2016	1,395,923	—
WisdomTree Emerging Markets Local Debt Fund	0.99	5/19/2016	82,895	—
WisdomTree International SmallCap Dividend Fund	1.00	5/19/2016	35,753	—
				$—

Cash posted has been segregated as collateral for swaps in the amount of $113,760 at April 30, 2016.

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF (continued)
April 30, 2016

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Exchange Traded Notes	$20,895	$—		$—	$20,895
Investment Companies	14,908,437	—		—	14,908,437
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,240,904	—		—	3,240,904
Total Investments in Securities	18,170,236	—		—	18,170,236
Other Financial Instruments:
Swap Contracts	—	—	(b)	—	—
Total Investments in Securities and Other Financial Instruments	$18,170,236	$—		$—	$18,170,236

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Swap Contracts	$—	$—	(b)	$—	$—
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF
April 30, 2016

	Shares	Value
Investment Companies — 99.9%
Aggregate Bond Funds — 12.1%
iShares Core U.S. Aggregate
Bond ETF	8,932	$990,469
SPDR Barclays Aggregate Bond ETF	595	34,867
Vanguard Total Bond Market ETF(a)	10,004	830,032
Total Aggregate Bond Funds		1,855,368

Convertible Bonds Fund — 3.3%
SPDR Barclays Convertible
Securities ETF	11,396	495,042

Currency Strategy Fund — 1.8%
PowerShares DB G10 Currency
Harvest Fund*(b)	11,607	273,229

Euro Fund — 2.3%
CurrencyShares Euro Trust*	3,158	353,191

Europe Equity Funds — 3.1%
iShares Europe ETF	1,093	44,059
iShares MSCI Eurozone ETF	5,847	206,224
Vanguard FTSE Europe ETF	4,448	221,777
Total Europe Equity Funds		472,060

Floating Rate Funds — 4.6%
PowerShares Senior Loan Portfolio	25,503	588,864
SPDR Blackstone / GSO Senior
Loan ETF	2,496	116,863
Total Floating Rate Funds		705,727

Investment Grade Corporate Bond
Funds — 16.1%
iShares Core U.S. Credit Bond ETF	609	67,836
iShares iBoxx $ Investment Grade
Corporate Bond ETF	19,905	2,395,169
Total Investment Grade Corporate
Bond Funds		2,463,005

Japan Equity Fund — 2.9%
iShares MSCI Japan ETF	38,978	445,129

U.S. Large Cap Value Funds — 9.7%
Guggenheim S&P 500 Pure
Value ETF	367	19,055
iShares Russell 1000 Value ETF	6,858	691,903
iShares S&P 500 Value ETF	2,769	253,973
Vanguard Value ETF	6,189	517,648
Total U.S. Large Cap Value Funds		1,482,579

U.S. Low Volatility Funds — 1.2%
iShares Edge MSCI Min Vol USA ETF	2,697	118,048
PowerShares S&P 500 Low
Volatility Portfolio	1,745	69,695
Total U.S. Low Volatility Funds		187,743

U.S. Short Term Treasury Bond
Funds — 38.2%
iShares Short Treasury Bond ETF(a)	8,158	900,643
SPDR Barclays 1-3 Month T-Bill ETF*	12,880	588,745
Vanguard Short-Term Bond ETF(a)	54,025	4,354,955
Total U.S. Short Term Treasury
Bond Funds		5,844,343

	Shares	Value
Investment Companies (continued)
U.S. Small Cap Growth Funds — 4.6%
iShares Russell 2000 Growth ETF	2,355	$315,735
iShares S&P Small-Cap 600
Growth ETF	1,325	165,055
Vanguard Small-Cap Growth ETF	1,834	221,162
Total U.S. Small Cap Growth Funds		701,952
Total Investment Companies
(Cost $14,948,158)		15,279,368

Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(c)
(Cost $43,734)	43,734	43,734

Investment of Cash Collateral For
Securities Loaned — 0.2%
Money Market Fund — 0.2%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(d)
(Cost $31,330)	31,330	31,330
Total Investments — 100.4%
(Cost $15,023,222)		15,354,432
Liabilities in Excess of
Other Assets — (0.4)%		(60,088)
Net Assets — 100.0%		$15,294,344

*	Non-income producing securities.
(a)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $3,492,849.
(b)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $30,602; total market value of collateral held by the Fund was $31,330.
(c)	Rate shown reflects the 7-day yield at April 30, 2016.
(d)	Rate shown reflects the 1-day yield at April 30, 2016.

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)
April 30, 2016

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
CurrencyShares Euro Trust	1.06	5/19/2016	$106,024	$—
Guggenheim S&P 500 Pure Value ETF	1.37	5/19/2016	5,711	—
iShares Core U.S. Aggregate Bond ETF	1.22	5/19/2016	297,407	—
iShares Core U.S. Credit Bond ETF	1.24	5/19/2016	20,384	—
iShares Europe ETF	1.37	5/19/2016	13,222	—
iShares iBoxx $ High Yield Corporate Bond ETF	(1.10)	4/09/2018	(279,807)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.31	5/19/2016	719,212	—
iShares MSCI All Country Asia ex Japan ETF	(4.10)	4/09/2018	(406,371)	—
iShares MSCI Emerging Markets ETF	(0.85)	4/09/2018	(244,891)	—
iShares MSCI Eurozone ETF	1.37	5/19/2016	61,934	—
iShares MSCI Japan ETF	1.37	5/19/2016	133,648	—
iShares MSCI Pacific ex Japan ETF	(4.10)	4/09/2018	(346,207)	—
iShares MSCI USA Minimum Volatility ETF	1.37	5/19/2016	35,454	—
iShares Russell 1000 Growth ETF	(0.73)	4/09/2018	(680,780)	—
iShares Russell 1000 Value ETF	1.37	5/19/2016	207,733	—
iShares Russell 2000 Growth ETF	1.37	5/19/2016	94,788	—
iShares Russell 2000 Value ETF	(1.60)	4/09/2018	(172,942)	—
iShares S&P 500 Growth ETF	(1.60)	4/09/2018	(314,014)	—
iShares S&P 500 Value ETF	1.37	5/19/2016	76,219	—
iShares S&P Small-Cap 600 Growth ETF	1.37	5/19/2016	49,579	—
iShares S&P Small-Cap 600 Value ETF	(3.10)	4/09/2018	(102,421)	—
iShares Short Treasury Bond ETF	1.16	5/19/2016	270,480	—
PowerShares DB G10 Currency Harvest Fund	1.02	5/19/2016	82,037	—
PowerShares DB U.S. Dollar Index Bullish Fund	(3.10)	4/09/2018	(336,099)	—
PowerShares S&P 500 Low Volatility Portfolio	1.37	5/19/2016	20,929	—
PowerShares Senior Loan Portfolio	1.02	5/19/2016	176,800	—
SPDR Barclays 1-3 Month T-Bill ETF	1.11	5/19/2016	176,761	—
SPDR Barclays Aggregate Bond ETF	1.00	5/19/2016	10,489	—
SPDR Barclays Convertible Securities ETF	1.25	5/19/2016	148,652	—
SPDR Barclays High Yield Bond ETF	(0.98)	4/09/2018	(201,281)	—
SPDR Blackstone / GSO Senior Loan ETF	1.10	5/19/2016	35,068	—
Vanguard FTSE Emerging Markets ETF	(0.60)	4/09/2018	(343,571)	—
Vanguard FTSE Europe ETF	1.37	5/19/2016	66,613	—
Vanguard FTSE Pacific ETF	(0.98)	4/09/2018	(482,722)	—
Vanguard Growth ETF	(0.85)	4/09/2018	(471,971)	—
Vanguard Short-Term Bond ETF	1.15	5/19/2016	1,307,575	—
Vanguard Small-Cap Growth ETF	1.37	5/19/2016	66,445	—
Vanguard Small-Cap Value ETF	(3.10)	4/09/2018	(183,907)	—
Vanguard Total Bond Market ETF	0.96	5/19/2016	249,242	—
Vanguard Value ETF	1.37	5/19/2016	155,403	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)
April 30, 2016

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Investment Companies	$15,279,368	$—		$—	$15,279,368
Short-Term Investment:
Money Market Fund	43,734	—		—	43,734
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	31,330	—		—	31,330
Total Investments in Securities	15,354,432	—		—	15,354,432
Other Financial Instruments:
Swap Contracts	—	—	(b)	—	—
Total Investments in Securities and Other Financial Instruments	$15,354,432	$—		$—	$15,354,432

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Swap Contracts	$—	$—	(b)	$—	$—
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF
April 30, 2016

	Shares	Value
Exchange Traded Notes — 2.6%
Volatility Fund — 2.6%
iPATH S&P 500 VIX Short-Term
Futures ETN*(a)
(Cost $53,689)	2,882	$48,446

Investment Companies — 97.7%
Floating Rate Funds — 6.7%
PowerShares Senior Loan Portfolio(b)	4,544	104,921
SPDR Blackstone / GSO Senior
Loan ETF	445	20,835
Total Floating Rate Funds		125,756

International Equity Core Funds — 11.7%
iShares MSCI EAFE ETF	2,476	144,673
Vanguard FTSE Developed
Markets ETF	2,100	77,091
Total International Equity
Core Funds		221,764

Investment Grade Corporate Bond
Funds — 20.6%
iShares Core U.S. Credit Bond ETF	96	10,694
iShares iBoxx $ Investment Grade
Corporate Bond ETF(b)	3,137	377,475
Total Investment Grade Corporate
Bond Funds		388,169

U.S. Large Cap Core Fund — 8.8%
Financial Select Sector SPDR Fund	7,141	166,457

U.S. Large Cap Growth Funds — 10.2%
Guggenheim S&P 500 Pure
Growth ETF	72	5,666
iShares Russell 1000 Growth ETF	875	86,494
iShares S&P 500 Growth ETF	349	39,968
Vanguard Growth ETF	568	59,986
Total U.S. Large Cap Growth Funds		192,114

U.S. Large Cap Value Funds — 19.8%
Guggenheim S&P 500 Pure Value ETF	93	4,829
iShares Russell 1000 Value ETF	1,732	174,742
iShares S&P 500 Value ETF	699	64,112
Vanguard Value ETF	1,563	130,729
Total U.S. Large Cap Value Funds		374,412

U.S. Preferred Fund — 1.3%
iShares U.S. Preferred Stock ETF	639	25,036

U.S. Small Cap Growth Funds — 18.6%
iShares Russell 2000 Growth ETF(a)	1,179	158,068
iShares S&P Small-Cap 600
Growth ETF	663	82,590
Vanguard Small-Cap Growth ETF	918	110,702
Total U.S. Small Cap Growth Funds		351,360
Total Investment Companies
(Cost $1,841,525)		1,845,068

	Shares	Value
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Morgan Stanley Institutional
Liquidity Funds Treasury Portfolio —
Institutional Class, 0.22%(c)
(Cost $2,681)	2,681	$2,681

Investment of Cash Collateral For
Securities Loaned — 11.0%
Money Market Fund — 11.0%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(d)
(Cost $207,270)	207,270	207,270
Total Investments — 111.4%
(Cost $2,105,165)		2,103,465
Liabilities in Excess of
Other Assets — (11.4)%		(215,535)
Net Assets — 100.0%		$1,887,930

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $202,322; total market value of collateral held by the Fund was $207,270.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $405,746.
(c)	Rate shown reflects the 7-day yield at April 30, 2016.
(d)	Rate shown reflects the 1-day yield at April 30, 2016.

ETF — Exchange Traded Fund

ETN — Exchange Traded Note

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)
April 30, 2016

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
Energy Select Sector SPDR Fund	(0.50)	3/28/2017	$ (55,763)	$—
Financial Select Sector SPDR Fund	1.37	3/28/2017	49,907	—
Guggenheim S&P 500 Pure Growth ETF	1.18	3/28/2017	1,731	—
Guggenheim S&P 500 Pure Value ETF	1.36	3/28/2017	1,454	—
Health Care Select Sector SPDR Fund	(0.50)	3/28/2017	(64,137)	—
iPATH S&P 500 VIX Short-Term Futures	1.37	3/28/2017	14,524	—
iShares Core U.S. Credit Bond ETF	1.36	3/28/2017	3,230	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.33	3/28/2017	113,231	—
iShares MSCI EAFE ETF	1.37	3/28/2017	43,413	—
iShares MSCI Emerging Markets ETF	(0.85)	3/28/2017	(24,623)	—
iShares Russell 1000 Growth ETF	1.20	3/28/2017	25,899	—
iShares Russell 1000 Value ETF	1.36	3/28/2017	52,362	—
iShares Russell 2000 Growth ETF	1.37	3/28/2017	47,327	—
iShares Russell 2000 Value ETF	(1.30)	3/28/2017	(134,013)	—
iShares S&P 500 Growth ETF	1.20	3/28/2017	12,025	—
iShares S&P 500 Value ETF	1.36	3/28/2017	19,261	—
iShares S&P Small-Cap 600 Growth ETF	1.37	3/28/2017	24,789	—
iShares S&P Small-Cap 600 Value ETF	(3.01)	3/28/2017	(79,275)	—
iShares U.S. Preferred Stock ETF	1.37	3/28/2017	7,523	—
PowerShares Senior Loan Portfolio	1.36	3/28/2017	31,472	—
SPDR Blackstone / GSO Senior Loan ETF	1.34	3/28/2017	6,227	—
Technology Select Sector SPDR Fund	(0.15)	3/28/2017	(38,296)	—
Vanguard FTSE Developed Markets ETF	1.37	3/28/2017	23,127	—
Vanguard FTSE Emerging Markets ETF	(0.60)	3/28/2017	(34,546)	—
Vanguard Growth ETF	1.20	3/28/2017	17,954	—
Vanguard Small-Cap Growth ETF	1.37	3/28/2017	33,162	—
Vanguard Small-Cap Value ETF	(2.80)	3/28/2017	(142,507)	—
Vanguard Value ETF	1.36	3/28/2017	39,227	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Exchange Traded Notes	$48,446	$—		$—	$48,446
Investment Companies	1,845,068	—		—	1,845,068
Short-Term Investment:
Money Market Fund	2,681	—		—	2,681
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	207,270	—		—	207,270
Total Investments in Securities	2,103,465	—		—	2,103,465
Other Financial Instruments:
Swap Contracts	—	—	(b)	—	—
Total Investments in Securities and Other Financial Instruments	$2,103,465	$—		$—	$2,103,465

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Swap Contracts	$—	$—	(b)	$—	$—
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF
April 30, 2016

	Shares	Value
Investment Companies — 100.0%
Aggregate Bond Funds — 45.8%
iShares Core U.S. Aggregate
Bond ETF	4,273	$473,833
SPDR Barclays Aggregate Bond ETF	285	16,701
Vanguard Total Bond Market ETF	4,786	397,094
Total Aggregate Bond Funds		887,628

Convertible Bonds Fund — 45.9%
SPDR Barclays Convertible
Securities ETF	20,520	891,389

Emerging Equity Funds — 0.8%
iShares MSCI Emerging Markets ETF	195	6,706
Vanguard FTSE Emerging Markets ETF	269	9,396
Total Emerging Equity Funds		16,102

U.S. Large Cap Growth Funds — 7.5%
Guggenheim S&P 500 Pure
Growth ETF	54	4,250
iShares Russell 1000 Growth ETF	663	65,538
iShares S&P 500 Growth ETF	264	30,233
Vanguard Growth ETF	430	45,412
Total U.S. Large Cap Growth Funds		145,433
Total Investment Companies
(Cost $2,023,694)		1,940,552

	Shares	Value
Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(a)
(Cost $3,057)	3,057	$3,057
Total Investments — 100.2%
(Cost $2,026,751)		1,943,609
Liabilities in Excess of
Other Assets — (0.2)%		(3,492)
Net Assets — 100.0%		$1,940,117

(a)	Rate shown reflects the 7-day yield at April 30, 2016.

ETF — Exchange Traded Fund

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
Guggenheim S&P 500 Pure Growth ETF	1.26	3/28/2017	$394	$—
iShares Core U.S. Aggregate Bond ETF	1.30	3/28/2017	43,580	—
iShares Core U.S. Credit Bond ETF	(4.85)	3/28/2017	(4,901)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.32)	3/28/2017	(175,080)	—
iShares MSCI Emerging Markets ETF	1.37	3/28/2017	619	—
iShares Russell 1000 Growth ETF	1.29	3/28/2017	6,030	—
iShares S&P 500 Growth ETF	1.29	3/28/2017	2,748	—
SPDR Barclays Aggregate Bond ETF	1.30	3/28/2017	1,524	—
SPDR Barclays Convertible Securities ETF	1.31	3/28/2017	81,928	—
Vanguard FTSE Emerging Markets ETF	1.37	3/28/2017	873	—
Vanguard Growth ETF	1.29	3/28/2017	4,224	—
Vanguard Total Bond Market ETF	1.30	3/28/2017	36,507	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF (continued)
April 30, 2016

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Investment Companies	$1,940,552	$—		$—	$1,940,552
Short-Term Investment:
Money Market Fund	3,057	—		—	3,057
Total Investments in Securities	1,943,609	—		—	1,943,609
Other Financial Instruments:
Swap Contracts	—	—	(b)	—	—
Total Investments in Securities and Other Financial Instruments	$1,943,609	$—		$—	$1,943,609

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Swap Contracts	$—	$—	(b)	$—	$—
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF
April 30, 2016

	Shares	Value
Common Stocks — 90.0%
Australia — 1.7%
BHP Billiton Ltd.	26,493	$418,111
Evolution Mining Ltd.	24,133	36,097
Fortescue Metals Group Ltd.(a)	15,567	40,511
Newcrest Mining Ltd.*	12,431	179,963
Northern Star Resources Ltd.	10,049	29,679
OceanaGold Corp.	10,597	37,985
South32 Ltd.*	26,733	33,866
Washington H Soul Pattinson &
Co., Ltd.	27,811	344,890
Total Australia		1,121,102

Canada — 8.0%
Agnico Eagle Mines Ltd.	3,856	182,580
Alamos Gold, Inc., Class A	4,560	32,946
B2Gold Corp.*(a)	16,403	36,536
Barrick Gold Corp.	20,416	395,900
Canadian Natural Resources Ltd.	6,428	193,363
Canfor Corp.*	28,557	312,791
Detour Gold Corp.*	2,905	62,409
Eldorado Gold Corp.	12,214	51,582
Enbridge, Inc.	5,296	220,364
First Quantum Minerals Ltd.	3,485	29,742
Goldcorp, Inc.	14,250	287,594
HudBay Minerals, Inc.	32,283	161,338
Imperial Oil Ltd.	4,999	166,061
Kinross Gold Corp.*	20,845	118,986
Lundin Mining Corp.*	3,675	14,464
Maple Leaf Foods, Inc.	4,417	91,612
New Gold, Inc.*	8,894	41,893
Norbord, Inc.	18,526	369,899
Pan American Silver Corp.	2,635	41,378
Silver Wheaton Corp.	7,308	153,383
Stella-Jones, Inc.	15,173	581,070
Suncor Energy, Inc.	9,041	265,831
Teck Resources Ltd., Class B	2,839	34,813
TransCanada Corp.	4,022	167,289
Turquoise Hill Resources Ltd.*	255,863	762,472
West Fraser Timber Co., Ltd.	17,948	592,344
Yamana Gold, Inc.	16,394	81,407
Total Canada		5,450,047

Chile — 0.0%(b)
Antofagasta PLC	4,832	34,203

China — 12.4%
Aluminum Corp. of China Ltd.,
Class H*	76,379	25,600
Beijing Enterprises Water
Group Ltd.*(a)	988,400	592,490
China Coal Energy Co. Ltd.,
Class H(a)	1,594,166	756,269
China Petroleum & Chemical Corp.,
Class H	674,407	480,775
China Resources Power Holdings
Co., Ltd.	541,965	918,040
China Shenhua Energy Co. Ltd.,
Class H	2,368,947	4,006,676
CNOOC Ltd.	263,214	327,779
Jiangxi Copper Co. Ltd., Class H	17,873	21,865
PetroChina Co. Ltd., Class H	1,063,206	782,616
Yanzhou Coal Mining Co. Ltd.,
Class H(a)	573,212	326,612

	Shares	Value
Common Stocks (continued)
China (continued)
Zhaojin Mining Industry Co. Ltd.,
Class H	50,438	$43,109
Zijin Mining Group Co. Ltd., Class H	366,081	121,285
Total China		8,403,116

Finland — 6.1%
Stora Enso OYJ, Class R	170,717	1,489,943
UPM-Kymmene OYJ	118,714	2,267,963
Valmet OYJ	31,340	393,053
Total Finland		4,150,959

France — 5.2%
Suez	64,902	1,196,801
TOTAL SA	13,795	694,098
Veolia Environnement SA	65,829	1,617,647
Total France		3,508,546

Germany — 0.2%
Suedzucker AG(a)	9,534	168,164

Hong Kong — 0.7%
C.P. Pokphand Co., Ltd.	802,709	85,887
Hong Kong & China Gas Co., Ltd.	67,247	125,527
Noble Group Ltd.*	786,029	269,018
Total Hong Kong		480,432

Indonesia — 0.1%
Sakari Resources Ltd.*(c)(d)	240,456	64,406

Italy — 0.7%
Eni SpA	20,999	341,527
Snam SpA	20,145	122,979
Total Italy		464,506

Japan — 4.2%
Fuji Oil Holdings, Inc.	4,464	85,237
Kurita Water Industries Ltd.	14,672	362,292
Mitsubishi Materials Corp.	5,943	19,607
Mitsui & Co., Ltd.	10,994	137,843
NH Foods Ltd.	5,935	134,847
Nichirei Corp.	11,920	106,951
Nippon Paper Industries Co., Ltd.	26,742	526,367
Nisshin Seifun Group, Inc.	15,773	265,205
Oji Holdings Corp.	226,123	957,369
Sumitomo Metal Mining Co., Ltd.	2,554	29,886
Yamazaki Baking Co., Ltd.	9,293	226,864
Total Japan		2,852,468

Jersey — 0.3%
Centamin PLC	18,602	32,945
Randgold Resources Ltd.	1,563	155,009
Total Jersey		187,954

Mexico — 0.3%
Fresnillo PLC	12,033	196,190

Netherlands — 1.8%
Royal Dutch Shell PLC, Class B	46,912	1,227,365

Norway — 0.5%
Norsk Hydro ASA(a)	9,699	42,194
Statoil ASA(a)	18,059	319,136
Total Norway		361,330

Peru — 0.2%
Southern Copper Corp.	4,027	119,481

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Portugal — 0.8%
Navigator Co. SA (The)	160,501	$572,630

Russia — 0.1%
Polymetal International PLC	7,030	73,015

Singapore — 1.7%
First Resources Ltd.	77,245	109,484
Golden Agri-Resources Ltd.	607,248	180,722
Wilmar International Ltd.	307,976	850,110
Total Singapore		1,140,316

Spain — 0.2%
Ebro Foods SA	7,444	168,729

Sweden — 3.4%
AAK AB	1,993	150,672
Boliden AB	1,321	23,053
Holmen AB, B Shares	17,939	618,952
Sandvik AB(a)	145,156	1,490,923
Total Sweden		2,283,600

Switzerland — 0.3%
Bell AG	110	43,610
Glencore PLC*	66,660	159,072
Total Switzerland		202,682

United Kingdom — 7.8%
Acacia Mining PLC	6,489	33,441
Anglo American PLC	6,164	68,932
BP PLC	109,768	600,987
Johnson Matthey PLC	3,224	136,348
Pennon Group PLC	51,313	610,368
Pentair PLC(a)	21,961	1,275,495
Rio Tinto PLC	8,681	292,550
Severn Trent PLC	28,677	935,540
Tate & Lyle PLC	22,435	193,247
United Utilities Group PLC	83,389	1,147,662
Total United Kingdom		5,294,570

United States — 33.3%
Alcoa, Inc.	6,812	76,090
American Water Works Co., Inc.	21,911	1,594,244
Anadarko Petroleum Corp.	3,078	162,395
Apache Corp.	2,260	122,944
Aqua America, Inc.	22,232	703,865
Archer-Daniels-Midland Co.	29,223	1,167,167
Bunge Ltd.	6,941	433,813
Chevron Corp.	11,308	1,155,451
ConAgra Foods, Inc.	21,192	944,316
ConocoPhillips	7,308	349,249
CONSOL Energy, Inc.(a)	26,822	403,671
Domtar Corp.	13,160	508,502
EOG Resources, Inc.	3,430	283,387
Exxon Mobil Corp.(e)	25,232	2,230,509
Flowserve Corp.(a)	15,959	778,959
Freeport-McMoRan, Inc.(a)	6,265	87,710
Fresh Del Monte Produce, Inc.	2,548	110,226
General Mills, Inc.	28,946	1,775,548
Hain Celestial Group, Inc. (The)*	5,099	213,444
Halliburton Co.	5,056	208,863
Hormel Foods Corp.	18,149	699,644
IDEX Corp.	9,461	774,856
Ingredion, Inc.	3,520	405,117
JM Smucker Co. (The)	5,875	746,008
Kellogg Co.	17,275	1,326,893
Kinder Morgan, Inc.	13,251	235,338
Louisiana-Pacific Corp.*	31,242	531,114

	Shares	Value
Common Stocks (continued)

United States (continued)
Marathon Petroleum Corp.	3,135	$122,516
Newmont Mining Corp.	9,193	321,479
Occidental Petroleum Corp.	4,556	349,217
Phillips 66(a)	3,192	262,095
Pilgrim’s Pride Corp.*(a)	8,355	224,833
Pioneer Natural Resources Co.(a)	977	162,280
Post Holdings, Inc.*(a)	3,206	230,319
Royal Gold, Inc.	1,138	71,262
Sanderson Farms, Inc.	754	69,172
Schlumberger Ltd.	7,448	598,372
Seaboard Corp.*	40	120,120
Spectra Energy Corp.	3,970	124,142
Tahoe Resources, Inc.	4,181	59,147
Tyson Foods, Inc., Class A	12,303	809,783
Valero Energy Corp.	2,874	169,192
Xylem, Inc.	21,899	914,940
Total United States		22,638,192
Total Common Stocks
(Cost $55,179,170)		61,164,003
Short-Term Investment — 10.3%
Money Market Fund — 10.3%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(f)
(Cost $6,988,535)	6,988,535	6,988,535

Investment of Cash Collateral For
Securities Loaned — 4.5%
Money Market Fund — 4.5%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(g)
(Cost $3,024,500)	3,024,500	3,024,500
Total Investments — 104.8%
(Cost $65,192,205)		71,177,038
Liabilities in Excess of
Other Assets — (4.8)%		(3,252,543)
Net Assets — 100.0%		$67,924,495

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $4,588,057; total market value of collateral held by the Fund was $4,772,827. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $1,748,327.
(b)	Less than 0.05%.
(c)	Security has been deemed illiquid because it may not be able to be sold within seven days at approximate value shown. At April 30, 2016, the value of this security was $64,406.
(d)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(e)	All or a portion of this security have been segregated as collateral for swap contracts. The total value of security segregated amounted to $1,476,280.
(f)	Rate shown reflects the 7-day yield at April 30, 2016
(g)	Rate shown reflects the 1-day yield at April 30, 2016.

AB — Aktiebolag (stock company)

AG — Aktiengesellschaft (public limited company)

ASA — Allmeennaksjeselskap (stock company)

OYJ — Osakeyhtiö(stock company)

PLC — Public Limited Company

SA — Société Anonyme (corporation)

SpA — Societa per azioni (public company)

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)
April 30, 2016

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (short)	Unrealized Appreciation (Depreciation)[1]
iShares MSCI EAFE ETF	(0.75)	4/10/2018	$(6,658,449)	$—
SPDR S&P 500 ETF Trust	(0.13)	4/10/2018	(6,538,472)	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3		Total
Investments in Securities:(a)
Common Stocks	$61,099,597	$—		$64,406	(b)	$61,164,003
Short-Term Investment:
Money Market Fund	6,988,535	—		—		6,988,535
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,024,500	—		—		3,024,500
Total Investments in Securities	71,112,632	—		64,406		71,177,038
Other Financial Instruments:
Swap Contracts	—	—	(c)	—		—
Total Investments in Securities and Other Financial Instruments	$71,112,632	$—		$64,406		$71,177,038

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments
Swap Contracts	$—	$—	(c)	$—	$—
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their countries, see the Schedules of Investments.
(b)	The Level 3 security valued at $64,406 has been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.
(c)	The value listed for these securities reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)
April 30, 2016

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016(a)
Common Stock
Sakari Resources Ltd.(b)	$98,030	$—	$—	$(33,624)	$—	$—	$—	$—	$64,406	$(33,624)

Total	$98,030	$—	$—	$(33,624)	$—	$—	$—	$—	$64,406	$(33,624)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(b)	Security has been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.

Information about Level 3 fair value measurements as of April 30, 2016.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$64,406	Peer Analysis	Comparable Securities

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF
April 30, 2016

	Shares	Value
Common Stocks — 96.4%
Consumer Discretionary — 3.6%
Amaya, Inc.*(a)	35,436	$481,212
Apollo Education Group, Inc.*	69,025	538,395
Cablevision Systems Corp., Class A	97,717	3,262,771
Tumi Holdings, Inc.*	28,966	772,813
Total Consumer Discretionary		5,055,191

Consumer Staples — 6.0%
Rite Aid Corp.*	694,271	5,588,881
SABMiller PLC	45,161	2,768,645
Total Consumer Staples		8,357,526

Energy — 10.5%
Columbia Pipeline Group, Inc.(b)	542,509	13,899,080
Sakari Resources Ltd.*(c)(d)	425	114
Santos Ltd.	208,487	763,713
Total Energy		14,662,907

Financials — 4.0%
Astoria Financial Corp.	24,192	363,848
First Niagara Financial Group, Inc.	83,642	883,259
Firstmerit Corp.	153,850	3,409,316
London Stock Exchange Group PLC	23,392	929,663
Total Financials		5,586,086

Health Care — 17.5%
Alere, Inc.*	42,889	1,672,671
Allergan PLC*	46,944	10,166,193
Baxalta, Inc.(b)	299,156	12,549,594
Total Health Care		24,388,458

Industrials — 11.0%
ADT Corp. (The)	123,113	5,168,284
Asciano Ltd.	371,082	2,500,580
IHS, Inc., Class A*	7,740	953,413
Norfolk Southern Corp.	49,329	4,445,036
Progressive Waste Solutions Ltd.	14,881	479,718
Terex Corp.	76,534	1,828,397
Total Industrials		15,375,428

Information Technology — 18.8%
EMC Corp.(b)	373,283	9,746,419
Fairchild Semiconductor
International, Inc.*	42,864	857,280
Ingram Micro, Inc., Class A	67,777	2,368,806
KLA-Tencor Corp.	41,685	2,915,449
Newport Corp.*	27,377	629,397
Rofin-Sinar Technologies, Inc.*	14,178	456,390
SanDisk Corp.	121,783	9,149,557
Total Information Technology		26,123,298

Materials — 14.9%
Airgas, Inc.	24,113	3,434,656
E.I. du Pont de Nemours & Co.	142,738	9,407,862
Italcementi SpA	64,731	768,086
Syngenta AG	3,969	1,590,085
Valspar Corp. (The)	51,760	5,522,274
Total Materials		20,722,963

	Shares	Value
Common Stocks (continued)
Utilities — 10.1%
AGL Resources, Inc.(b)	65,742	$4,329,768
Empire District Electric Co. (The)(a)	14,766	497,171
ITC Holdings Corp.	53,268	2,347,521
Piedmont Natural Gas Co., Inc.	28,619	1,711,416
Questar Corp.	86,925	2,179,210
TECO Energy, Inc.	109,860	3,050,812
Total Utilities		14,115,898
Total Common Stocks
(Cost $133,999,400)		134,387,755

Right — 0.0%(e)
Health Care — 0.0%(e)
Dyax Corp. CVR*(c)(d)	23,351	25,920
Trius Therapeutics CVR*(c)(d)	6,177	—
Total Right
(Cost $0)		25,920

Short-Term Investment — 3.7%
Money Market Fund — 3.7%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(f)
(Cost $5,147,877)	5,147,877	5,147,877

Investment of Cash Collateral For
Securities Loaned — 1.1%
Money Market Fund — 1.1%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(g)
(Cost $1,534,625)	1,534,625	1,534,625
Total Investments — 101.2%
(Cost $140,681,902)		141,096,177
Liabilities in Excess of
Other Assets — (1.2)%		(1,729,272)
Net Assets — 100.0%		$139,366,905

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,446,739; total market value of collateral held by the Fund was $1,534,625.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $17,329,510.
(c)	Security has been deemed illiquid because it may not be able to be sold within seven days at approximate value shown. At April 30, 2016, the value of these securities was $26,034.
(d)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(e)	Less than 0.05%.
(f)	Rate shown reflects the 7-day yield at April 30, 2016.
(g)	Rate shown reflects the 1-day yield at April 30, 2016.

AG — Aktiengesellschaft (public limited company)

CVR — Contingent Value Right

PLC — Public Limited Company

SpA — Societa per azioni (public company)

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)
April 30, 2016

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
Energy Select Sector SPDR Fund	(0.50)	1/11/2017	$(1,056,126)	$—
Financial Select Sector SPDR Fund	(0.12)	1/11/2017	(3,585,381)	—
Health Care Select Sector SPDR Fund	(0.43)	1/11/2017	(12,955,955)	—
Industrial Select Sector SPDR Fund	(0.42)	1/11/2017	(3,142,208)	—
Materials Select Sector SPDR Fund	(0.15)	1/11/2017	(9,501,295)	—
Technology Select Sector SPDR Fund	(0.14)	1/11/2017	(5,852,405)	—
Utilities Select Sector SPDR Fund	(0.53)	1/11/2017	(1,125,136)	—
Vanguard FTSE Europe ETF	(0.42)	1/11/2017	(8,501,379)	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3		Total
Investments in Securities:(a)
Common Stocks	$134,387,641	$—		$114	(b)	$134,387,755
Rights	—	—		25,920	(b)	25,920
Short-Term Investment:
Money Market Fund	5,147,877	—		—		5,147,877
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,534,625	—		—		1,534,625
Total Investments in Securities	141,070,143	—		26,034	*	141,096,177
Other Financial Instruments:
Swap Contracts	—	—	(c)	—		—
Total Investments in Securities and Other Financial Instruments	$141,070,143	$—		$26,034		$141,096,177

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Swap Contracts	$—	$—	(c)	$—	$—
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	The Level 3 securities valued at $26,034 have been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.
(c)	The value listed for these securities reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)
April 30, 2016

Investments in Securities	Balance as of April 30, 2015		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016(a)
Common Stock
Sakari Resources Ltd.	$173		$—	$—	$(59)	$—		$—	$—	$—	$114		$(59)
Rights
Dyax Corp. CVR	—		—	—	25,920	0	**	—	—	—	25,920		25,920
Trius Therapeutics CVR	—	(b)	—	—	—	—		—	—	—	—	(b)	—
Total	$173		$—	$—	$25,861	$—		$—	$—	$—	$26,034		$25,861

**	Amount is less than $0.50.
(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(b)	Includes a level 3 security valued at $—.

Information about Level 3 fair value measurements as of April 30, 2016.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$114	Peer Analysis	Comparable Securities
Rights	$25,920	Issuer Specific Facts	Contingent Payment Terms
Rights	$—	Issuer Specific Facts	Contingent Payment Terms

See notes to financial statements.

Schedules of Investments — IQ Real Return ETF
April 30, 2016

	Shares	Value
Investment Companies — 99.7%
U.S. Large Cap Core Funds — 9.9%
iShares Core S&P 500 ETF	25	$5,184
SPDR S&P 500 ETF Trust	12,810	2,642,703
Total U.S. Large Cap Core Funds		2,647,887

U.S. Medium Term Treasury Bond Funds — 8.0%
iShares 3-7 Year Treasury Bond ETF	15,911	1,998,899
iShares 7-10 Year Treasury Bond ETF(a)	1,233	135,630
Total U.S. Medium Term Treasury
Bond Funds		2,134,529

U.S. REITs Funds — 4.2%
iShares U.S. Real Estate ETF(a)	1,728	132,486
SPDR Dow Jones REIT ETF(a)	1,123	103,687
Vanguard REIT ETF	10,827	885,973
Total U.S. REITs Funds		1,122,146

U.S. Short Term Treasury Bond Funds — 71.1%
iShares 1-3 Year Treasury Bond ETF	6,252	531,482
iShares Short Treasury Bond ETF	100,394	11,083,498
SPDR Barclays 1-3 Month T-Bill ETF*(a)	161,742	7,393,227
Total U.S. Short Term Treasury
Bond Funds		19,008,207

U.S. Small Cap Core Fund — 6.5%
iShares Russell 2000 ETF(a)	15,550	1,747,198
Total Investment Companies
(Cost $26,407,203)		26,659,967

	Shares	Value
Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Morgan Stanley Institutional
Liquidity Funds Treasury Portfolio —
Institutional Class, 0.22%(b)
(Cost $74,449)	74,449	$74,449

Investment of Cash Collateral For
Securities Loaned — 12.2%
Money Market Fund — 12.2%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(c)
(Cost $3,273,756)	3,273,756	3,273,756
Total Investments — 112.2%
(Cost $29,755,408)		30,008,172
Liabilities in Excess of
Other Assets — (12.2)%		(3,280,975)
Net Assets — 100.0%		$26,727,197

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,184,369; total market value of collateral held by the Fund was $3,273,756.
(b)	Rate shown reflects the 7-day yield at April 30, 2016.
(c)	Rate shown reflects the 1-day yield at April 30, 2016.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(a)
Investment Companies	$26,659,967	$—	$—	$26,659,967
Short-Term Investment:
Money Market Fund	74,449	—	—	74,449
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	3,273,756	—	—	3,273,756
Total Investments in Securities	$30,008,172	$—	$—	$30,008,172

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Australia Small Cap ETF
April 30, 2016

	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 21.9%
Ainsworth Game Technology Ltd.	8,877	$15,785
APN News & Media Ltd.*(a)	51,211	24,231
APN Outdoor Group Ltd.	14,047	67,643
Automotive Holdings Group Ltd.	17,301	51,757
Breville Group Ltd.	10,621	66,708
Burson Group Ltd.	16,183	61,503
Collins Foods Ltd.	7,066	21,678
Corporate Travel Management Ltd.	5,060	55,066
Fairfax Media Ltd.	195,814	118,801
G8 Education Ltd.	25,890	77,649
Greencross Ltd. (a)	7,004	38,004
IDP Education Ltd.*	10,449	33,252
InvoCare Ltd.	9,114	85,273
JB Hi-Fi Ltd.(a)	8,411	141,022
Mantra Group Ltd.	19,718	55,677
Myer Holdings Ltd.	69,147	54,616
Navitas Ltd.	21,026	82,155
Nine Entertainment Co. Holdings Ltd.	66,257	57,137
oOh!media Ltd.	8,024	28,536
Pacific Brands Ltd.	77,758	67,945
RCG Corp., Ltd.	27,035	28,265
Retail Food Group Ltd.(a)	11,078	46,498
Seven West Media Ltd.	75,613	61,166
Southern Cross Media Group Ltd.	64,490	53,153
Super Retail Group Ltd.(a)	11,845	76,474
Village Roadshow Ltd.	6,411	25,735
Total Consumer Discretionary		1,495,729

Consumer Staples — 7.1%
Asaleo Care Ltd.	28,069	42,199
Australian Agricultural Co., Ltd.*(a)	17,017	18,636
Bega Cheese Ltd.	10,466	49,121
Bellamy’s Australia Ltd.(a)	6,509	50,021
Costa Group Holdings Ltd.	25,218	57,158
GrainCorp Ltd., Class A	15,426	96,415
Metcash Ltd.*(a)	79,613	106,932
Select Harvests Ltd.(a)	6,018	23,101
Tassal Group Ltd.	12,404	36,918
Total Consumer Staples		480,501

Energy — 3.2%
Beach Energy Ltd.	139,909	79,011
Karoon Gas Australia Ltd.*	19,356	21,567
Liquefied Natural Gas Ltd.*(a)	39,216	18,256
Whitehaven Coal Ltd.*	43,198	25,384
WorleyParsons Ltd.	14,228	75,898
Total Energy		220,116

Financials — 8.0%
Cover-More Group Ltd.	20,485	21,886
Eclipx Group Ltd.	13,924	31,453
FlexiGroup Ltd.	23,945	43,674
Genworth Mortgage Insurance
Australia Ltd.(a)	22,091	40,293
IOOF Holdings Ltd.(a)	24,633	168,060
nib holdings Ltd.	37,180	129,385
OzForex Group Ltd.	18,766	30,934
Steadfast Group Ltd.	57,319	82,237
Total Financials		547,922

	Shares	Value
Common Stocks (continued)
Health Care — 11.9%
Ansell Ltd.	12,674	$192,766
Australian Pharmaceutical
Industries Ltd.	30,117	45,048
Estia Health Ltd.	14,513	64,017
Japara Healthcare Ltd.(a)	18,395	39,728
Mayne Pharma Group Ltd.*	59,408	63,245
Mesoblast Ltd.*(a)	20,720	34,629
Primary Health Care Ltd.(a)	43,222	114,458
Regis Healthcare Ltd.	11,420	44,447
Sigma Pharmaceuticals Ltd.	87,984	73,860
Sirtex Medical Ltd.	4,762	108,079
Virtus Health Ltd.	6,362	32,821
Total Health Care		813,098

Industrials — 12.0%
ALS Ltd.	41,807	149,316
Austal Ltd.	23,591	28,085
Broadspectrum Ltd.*	38,849	43,879
Cleanaway Waste Management Ltd.	124,385	74,990
Downer EDI Ltd.	35,510	100,810
GWA Group Ltd.	16,571	29,213
IPH Ltd.	13,083	69,091
McMillan Shakespeare Ltd.	5,733	53,727
Mineral Resources Ltd.	11,507	65,071
Monadelphous Group Ltd.(a)	7,337	42,666
Programmed Maintenance
Services Ltd.	20,876	23,340
SAI Global Ltd.	18,129	50,498
Spotless Group Holdings Ltd.	85,977	84,969
Total Industrials		815,655

Information Technology — 7.1%
1-Page Ltd.*	8,182	6,026
Aconex Ltd.*	10,527	53,745
Altium Ltd.	7,995	37,524
carsales.com Ltd.	16,351	146,744
IRESS Ltd.	8,831	78,446
iSentia Group Ltd.	15,964	44,224
MYOB Group Ltd.	18,582	48,215
Technology One Ltd.	19,419	72,320
Total Information Technology		487,244

Materials — 28.3%
Adelaide Brighton Ltd.	36,601	144,409
BlueScope Steel Ltd.	48,717	240,544
CSR Ltd.	42,836	111,801
DuluxGroup Ltd.	32,877	160,577
Evolution Mining Ltd.	85,334	127,640
Independence Group NL	27,047	63,161
Jacana Minerals Ltd.*(b)(c)	2,006	201
Northern Star Resources Ltd.	48,980	144,657
Nufarm Ltd.	16,611	88,990
Orora Ltd.	103,326	208,173
OZ Minerals Ltd.	25,559	114,692
Pact Group Holdings Ltd.	14,607	57,743
Regis Resources Ltd.	30,077	66,565
Sandfire Resources NL	12,417	56,193
Saracen Mineral Holdings Ltd.*	61,145	49,463
Sims Metal Management Ltd.	14,109	102,074
St. Barbara Ltd.*	41,238	73,012

See notes to financial statements.

Schedules of Investments — IQ Australia Small Cap ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Materials (continued)
Syrah Resources Ltd.*	16,271	$58,733
TFS Corp., Ltd.	23,519	28,000
Western Areas Ltd.	16,900	32,243
Total Materials		1,928,871
Total Common Stocks
(Cost $7,305,821)		6,789,136

Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(d)
(Cost $18,305)	18,305	18,305

Investment of Cash Collateral For
Securities Loaned — 6.7%
Money Market Fund — 6.7%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(e)
(Cost $455,831)	455,831	455,831

Value
Total Investments — 106.5%
(Cost $7,779,957)	$7,263,272
Liabilities in Excess of
Other Assets — (6.5)%	(437,658)
Net Assets — 100.0%	$6,825,614

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $531,074; total market value of collateral held by the Fund was $564,675. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $108,844.
(b)	Security has been deemed illiquid because it may not be able to be sold within seven days at approximate value shown. At April 30, 2016, the value of this security was $201.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(d)	Rate shown reflects the 7-day yield at April 30, 2016.
(e)	Rate shown reflects the 1-day yield at April 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(a)
Common Stocks	$6,788,935	$—	$201	(b)	$6,789,136
Short-Term Investment:
Money Market Fund	18,305	—	—		18,305
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	455,831	—	—		455,831
Total Investments in Securities	7,263,071	—	201		7,263,272
Total Investments in Securities and Other Financial Instruments	$7,263,071	$—	$201		$7,263,272

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	The Level 3 security valued at $201 has been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

Investments in Securities	Balance as of April 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016(a)
Common Stock
Jacana Minerals Ltd.(b)	$224	$—	$—	$(23)	$—	$—	$—	$—	$201	$(23)

Total	$224	$—	$—	$(23)	$—	$—	$—	$—	$201	$(23)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(b)	Security has been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.

Information about Level 3 fair value measurements as of April 30, 2016.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$201	Peer Analysis	Comparable Securities

See notes to financial statements.

Schedules of Investments — IQ Canada Small Cap ETF
April 30, 2016

	Shares	Value
Common Stocks — 99.4%
Consumer Discretionary — 8.7%
Aimia, Inc.	12,149	$83,024
Amaya, Inc.*(a)	8,634	117,248
Corus Entertainment, Inc., Class B	6,169	61,611
DHX Media Ltd.	6,768	41,172
EnerCare, Inc.	6,945	88,157
Hudson’s Bay Co.	8,767	116,744
Intertain Group Ltd. (The)*	4,830	43,110
Martinrea International, Inc.	6,794	51,473
Quebecor, Inc., Class B	6,614	177,204
RONA, Inc.	8,486	161,780
Total Consumer Discretionary		941,523

Consumer Staples — 3.4%
Cott Corp.	9,608	127,560
Jean Coutu Group (PJC), Inc.
The), Class A	6,251	95,217
Maple Leaf Foods, Inc.	6,902	143,153
Total Consumer Staples		365,930

Energy — 19.5%
Advantage Oil & Gas Ltd.*	14,491	83,179
Athabasca Oil Corp.*	31,968	34,199
Baytex Energy Corp.	16,510	84,619
Birchcliff Energy Ltd.*	8,243	34,351
Canadian Energy Services &
Technology Corp.	15,518	47,448
Cardinal Energy Ltd.	4,867	36,563
Crew Energy, Inc.*	10,825	43,902
Ensign Energy Services, Inc.	9,903	60,085
Freehold Royalties Ltd.(a)	5,848	58,452
Gibson Energy, Inc.	9,973	148,488
Kelt Exploration Ltd.*	10,995	42,484
MEG Energy Corp.*	12,425	65,964
Mullen Group Ltd.(a)	7,016	81,833
NuVista Energy Ltd.*(a)	11,642	55,208
Paramount Resources Ltd., Class A*	4,664	33,995
Parex Resources, Inc.*	11,365	114,049
Parkland Fuel Corp.	7,408	141,524
Pengrowth Energy Corp.	42,972	70,671
Penn West Petroleum Ltd.	37,872	43,236
Poseidon Concepts Corp.*(b)(c)	13,377	—
Precision Drilling Corp.	22,968	119,369
Raging River Exploration, Inc.*	15,943	129,443
Secure Energy Services, Inc.(a)	10,570	76,199
Spartan Energy Corp.*	18,634	42,695
Surge Energy, Inc.(a)	17,025	33,436
TORC Oil & Gas Ltd.(a)	12,275	82,905
Veresen, Inc.(a)	23,777	172,358
Whitecap Resources, Inc.(a)	23,417	175,917
Total Energy		2,112,572

Financials — 3.4%
Canadian Western Bank(a)	6,126	135,372
Genworth MI Canada, Inc.	3,109	80,617
Home Capital Group, Inc.	5,137	154,159
Total Financials		370,148

Health Care — 2.8%
Concordia Healthcare Corp.	3,494	101,757
Extendicare, Inc.	6,984	51,574
Knight Therapeutics, Inc.*	5,846	37,757

	Shares	Value
Common Stocks (continued)
Health Care (continued)
ProMetic Life Sciences, Inc.*	44,032	$114,949
Total Health Care		306,037

Industrials — 14.2%
Aecon Group, Inc.	4,399	58,754
Air Canada*	18,954	141,179
ATS Automation Tooling
Systems, Inc.*	5,899	54,676
Bombardier, Inc. Class B*	151,412	228,460
CAE, Inc.	21,461	254,256
Chorus Aviation, Inc.	7,843	39,697
DIRTT Environmental Solutions*	6,466	27,978
Progressive Waste Solutions Ltd.	8,662	279,236
Russel Metals, Inc.(a)	4,873	86,910
TransForce, Inc.	7,407	140,027
WestJet Airlines Ltd.	9,538	159,906
Westshore Terminals Investment
Corp.	4,497	65,843
Total Industrials		1,536,922

Information Technology — 2.4%
Avigilon Corp.*	2,744	35,313
DH Corp.	8,415	218,806
Total Information Technology		254,119

Materials — 37.0%
Alacer Gold Corp.*	23,063	62,601
Alamos Gold, Inc., Class A	20,860	150,713
B2Gold Corp.*(a)	71,036	158,223
Canfor Corp.*	5,850	64,076
Centerra Gold, Inc.	12,870	71,306
Detour Gold Corp.*	13,619	292,581
Dominion Diamond Corp.	6,419	73,845
First Majestic Silver Corp.*	12,001	128,000
Fortuna Silver Mines, Inc.*	10,213	65,472
HudBay Minerals, Inc.	18,689	93,400
IAMGOLD Corp.*	31,014	105,724
Interfor Corp.*	5,520	48,079
Intertape Polymer Group, Inc.	4,183	65,887
Kinross Gold Corp.*	97,657	557,439
Kirkland Lake Gold, Inc.*(a)	7,945	60,701
Labrador Iron Ore Royalty Corp.(a)	4,592	53,890
Lundin Mining Corp.*	49,605	195,236
Nevsun Resources Ltd.	15,634	58,537
New Gold, Inc.*	39,336	185,280
Norbord, Inc.	3,170	63,294
Novagold Resources, Inc.*	18,416	119,823
Pan American Silver Corp.	11,843	185,975
Pretium Resources, Inc.*	9,794	80,770
Primero Mining Corp.*	12,933	24,367
SEMAFO, Inc.*	23,389	104,378
Silver Standard Resources, Inc.*(a)	6,416	60,339
Tahoe Resources, Inc.	22,917	324,197
Torex Gold Resources, Inc.*	62,366	111,030
Western Forest Products, Inc.	31,385	56,376
Yamana Gold, Inc.	75,137	373,106
Total Materials		3,994,645

Telecommunication Services — 1.5%
Manitoba Telecom Services, Inc.	6,303	165,249

See notes to financial statements.

Schedules of Investments — IQ Canada Small Cap ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Utilities — 6.5%
Algonquin Power & Utilities Corp.	16,004	$140,032
Capital Power Corp.	6,897	97,844
Just Energy Group, Inc.	7,604	48,504
Northland Power, Inc.(a)	8,754	145,434
Superior Plus Corp.(a)	11,120	96,943
TransAlta Corp.	22,881	119,830
TransAlta Renewables, Inc.	5,521	54,566
Total Utilities		703,153
Total Common Stocks
(Cost $11,537,472)		10,750,298

Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(d)
(Cost $23,380)	23,380	23,380

Investment of Cash Collateral For
Securities Loaned — 13.4%
Money Market Fund — 13.4%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(e)
(Cost $1,454,269)	1,454,269	1,454,269

Value
Total Investments — 113.0%
(Cost $13,015,121)	$12,227,947
Liabilities in Excess of
Other Assets — (13.0)%	(1,413,559)
Net Assets — 100.0%	$10,814,388

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,395,867; total market value of collateral held by the Fund was $1,454,269.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days. At April 30, 2016, the value of this security was $0.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees.
(d)	Rate shown reflects the 7-day yield at April 30, 2016.
(e)	Rate shown reflects the 1-day yield at April 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(a)
Common Stocks	$10,750,298	$—	$—	(b)	$10,750,298
Short-Term Investment:
Money Market Fund	23,380	—	—		23,380
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,454,269	—	—		1,454,269
Total Investments in Securities	$12,227,947	$—	$—		$12,227,947

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	The Level 3 Security, valued at $0, has been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ Canada Small Cap ETF (continued)
April 30, 2016

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities		Balance as of April 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3		Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016(a)
Common Stock
Poseidon Concepts

Corp.(b)	$	—*	$—	$—	$—	$—	$—	$—	$—	$	—*	$—

Total	$	—*	$—	$—	$—	$—	$—	$—	$—	$	—*	$—

*	Includes a level 3 security valued at $0.
(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.
(b)	Security has been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.

Information about Level 3 fair value measurements as of April 30, 2016.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$ —	Issue Specific Facts	Bankruptcy

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF
April 30, 2016

	Shares	Value
Common Stocks — 99.1%
Australia — 11.3%
Australian Agricultural Co. Ltd.*(a)	65,635	$71,878
Bega Cheese Ltd.	40,367	189,457
Costa Group Holdings Ltd.	97,268	220,463
Elders Ltd.*	26,549	69,090
GrainCorp Ltd., Class A	59,500	371,887
Nufarm Ltd.	64,067	343,227
Select Harvests Ltd.(a)	23,212	89,103
Total Australia		1,355,105

Canada — 4.9%
Maple Leaf Foods, Inc.	28,710	595,470

China — 8.2%
China BlueChemical Ltd., Class H	586,442	136,080
China Huishan Dairy Holdings
Co., Ltd.(a)	967,199	361,584
China Modern Dairy Holdings Ltd.(a)	629,163	115,983
China Yurun Food Group Ltd.*(a)	447,656	76,752
First Tractor Co., Ltd., Class H	132,873	74,854
Leyou Technologies Holdings Ltd.*(a)	767,698	103,914
Shenguan Holdings Group Ltd.	334,765	34,524
Sinofert Holdings Ltd.	583,622	79,750
Total China		983,441

Indonesia — 8.5%
PT Astra Agro Lestari Tbk*	105,935	129,326
PT Charoen Pokphand
Indonesia Tbk	2,414,359	680,114
PT Perusahaan Perkebunan London
Sumatra Indonesia Tbk	912,899	106,256
PT Sawit Sumbermas Sarana Tbk*	788,518	110,911
Total Indonesia		1,026,607

Japan — 38.8%
Fuji Oil Holdings, Inc.	19,931	380,569
Iseki & Co., Ltd.(a)	64,424	140,896
Itoham Yonekyu Holdings, Inc.*	38,685	292,501
J-Oil Mills, Inc.	29,971	98,041
Kumiai Chemical Industry Co., Ltd.(a)	24,054	213,798
Megmilk Snow Brand Co., Ltd.	16,352	388,340
Mitsui Sugar Co., Ltd.	26,391	121,355
Morinaga Milk Industry Co., Ltd.	67,745	364,067
Nichirei Corp.	87,400	784,186
Nihon Nohyaku Co., Ltd.(a)	15,997	86,717
Nippon Flour Mills Co., Ltd.	38,672	304,692
Nisshin Oillio Group Ltd. (The)	43,442	187,581
Nisshin Seifun Group, Inc.	69,831	1,174,129
Prima Meat Packers Ltd.	46,239	130,945
Total Japan		4,667,817

Luxembourg — 2.7%
Adecoagro SA*	30,651	326,740

Singapore — 8.9%
First Resources Ltd.	164,312	232,889
Golden Agri-Resources Ltd.	2,093,164	622,942
Olam International Ltd.	177,169	217,499
Total Singapore		1,073,330

Spain — 4.1%
Ebro Foods SA	21,789	493,880

	Shares	Value
Common Stocks (continued)
Thailand — 0.5%
Buriram Sugar PCL	30,595	$11,299
Thai Vegetable Oil PCL	72,707	53,599
Total Thailand		64,898

United Arab Emirates — 0.3%
Amira Nature Foods Ltd.*(a)	5,559	40,303

United Kingdom — 3.1%
Dairy Crest Group PLC	44,854	371,243

United States — 7.8%
American Vanguard Corp.*	9,192	152,128
CVR Partners LP(a)	11,266	98,014
Sanderson Farms, Inc.	6,506	596,860
Titan International, Inc.(a)	14,351	95,147
Total United States		942,149
Total Common Stocks
(Cost $12,017,228)		11,940,983

Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(b)
(Cost $39,890)	39,890	39,890

Investment of Cash Collateral For
Securities Loaned — 5.2%
Money Market Fund — 5.2%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(c)
(Cost $628,836)	628,836	628,836
Total Investments — 104.6%
(Cost $12,685,954)		12,609,709
Liabilities in Excess of
Other Assets — (4.6)%		(562,500)
Net Assets — 100.0%		$12,047,209

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,123,060; total market value of collateral held by the Fund was $1,214,231. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $585,395.
(b)	Rate shown reflects the 7-day yield at April 30, 2016.
(c)	Rate shown reflects the 1-day yield at April 30, 2016.

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

PT — Perseroan Terbatas (Limited Liability Company)

SA — Société Anonyme (Corporation)

Tbk — Perseroan Terbuka (Public Traded Company)

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF (continued)
April 30, 2016

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(a)
Common Stocks	$11,940,983	$—	$—	$11,940,983
Short-Term Investment:
Money Market Fund	39,890	—	—	39,890
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	628,836	—	—	628,836
Total Investments in Securities	12,609,709	—	—	12,609,709
Total Investments in Securities and Other Financial Instruments	$12,609,709	$—	$—	$12,609,709

(a)	For a complete listing of investments and their countries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Global Oil Small Cap ETF
April 30, 2016

	Shares	Value
Common Stocks — 99.5%
Canada — 19.8%
Baytex Energy Corp.	9,620	$49,306
Canadian Energy Services &
Technology Corp.	9,070	27,733
Canyon Services Group, Inc.(a)	3,084	12,015
Cardinal Energy Ltd.	2,829	21,252
Ensign Energy Services, Inc.	5,788	35,118
Gibson Energy, Inc.,	5,829	86,788
MEG Energy Corp.*	7,262	38,554
Mullen Group Ltd.(a)	4,100	47,821
Pengrowth Energy Corp.	25,116	41,305
Penn West Petroleum Ltd.	22,136	25,271
Seven Generations Energy Ltd.,
Class A*	8,156	143,899
Sunshine Oilsands Ltd.*	92,347	3,809
TORC Oil & Gas Ltd.(a)	7,175	48,460
Total Canada		581,331

China — 5.1%
China Oilfield Services Ltd., Class H	83,269	72,457
Sinopec Shanghai Petrochemical
Co., Ltd., Class H*	160,306	78,942
Total China		151,399

Colombia — 0.0%
Pacific Exploration and Production
Corp.*(b)(c)	7,216	—

Cyprus — 0.3%
Ocean Rig UDW, Inc.	3,526	7,405

France — 1.0%
Etablissements Maurel et Prom*(a)	7,419	29,826

Indonesia — 0.2%
PT Elnusa Tbk	138,406	5,174

Italy — 0.9%
Saras SpA*	15,780	27,472

Japan — 5.0%
Cosmo Energy Holdings Co. Ltd.	3,796	49,776
Fuji Oil Co. Ltd.	1,800	5,737
Showa Shell Sekiyu K.K.	8,448	90,642
Total Japan		146,155

Norway — 2.7%
BW Offshore Ltd.	15,298	3,344
Det Norske Oljeselskap ASA*(a)	4,072	36,359
DNO ASA*(a)	29,422	33,962
Fred Olsen Energy ASA*	1,379	5,977
Total Norway		79,642

Thailand — 6.2%
Bangchak Petroleum PCL (The)	42,777	37,964
IRPC PCL	450,995	65,848
Star Petroleum Refining PCL*(d)	60,000	18,895
Thai Oil PCL	32,009	60,481
Total Thailand		183,188

	Shares	Value
Common Stocks (continued)
United Kingdom — 11.9%
Genel Energy PLC*(a)	5,739	$11,097
Rockhopper Exploration PLC*	20,901	11,635
Seadrill Ltd.*(a)	13,440	64,243
Subsea 7 SA*(a)	9,897	91,075
Tullow Oil PLC*	41,989	172,043
Total United Kingdom		350,093

United States — 46.4%
Alon USA Energy, Inc.(a)	1,150	12,075
Alon USA Partners LP	415	4,150
Bonanza Creek Energy, Inc.*(a)	1,500	5,820
Breitburn Energy Partners LP	7,731	2,552
California Resources Corp.	11,433	25,152
Cobalt International Energy, Inc.*	13,412	43,321
CVR Energy, Inc.	581	14,107
CVR Refining LP	1,643	19,256
Denbury Resources, Inc.(a)	12,765	49,273
Diamond Offshore Drilling, Inc.(a)	2,376	57,642
EP Energy Corp., Class A*	1,301	6,388
GulfMark Offshore, Inc., Class A*(a)	717	4,861
Gulfport Energy Corp.*	4,557	142,634
Kosmos Energy Ltd.*	5,175	33,534
Linn Energy LLC	8,236	3,047
Northern Tier Energy LP(a)	2,114	48,305
NOW, Inc.*	3,851	69,549
Oasis Petroleum, Inc.*(a)	6,497	62,956
Oil States International, Inc.*	1,870	64,777
PBF Energy, Inc., Class A	3,614	116,298
Pioneer Energy Services Corp.*	2,307	7,175
Rowan Cos. PLC, Class A	4,571	85,980
RPC, Inc.(a)	2,224	33,627
Sanchez Energy Corp.*(a)	1,933	17,378
SemGroup Corp., Class A	1,611	49,393
SM Energy Co.(a)	2,486	77,464
Stone Energy Corp.*(a)	2,023	1,983
Superior Energy Services, Inc.	5,553	93,623
Synergy Resources Corp.*	4,041	29,176
Tesco Corp.	1,347	12,743
Tesoro Logistics LP	2,263	104,641
Western Refining, Inc.(a)	2,479	66,338
Total United States		1,365,218
Total Common Stocks
(Cost $3,237,327)		2,926,903

Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio, 0.22%(e)
(Cost $3,440)	3,440	3,440

See notes to financial statements.

Schedules of Investments — IQ Global Oil Small Cap ETF (continued)
April 30, 2016

	Shares	Value
Investment of Cash Collateral For
Securities Loaned — 25.3%
Money Market Fund — 25.3%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(f)
(Cost $744,175)	744,175	$744,175
Total Investments — 124.9%
(Cost $3,984,942)		3,674,518
Liabilities in Excess of
Other Assets — (24.9)%		(731,523)
Net Assets — 100.0%		$2,942,995

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $716,728; total market value of collateral held by the Fund was $744,175.
(b)	Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2016, the value of this security was $0.
(c)	Security fair valued as determined in good faith in accordance with the procedures established by the Board of Trustee.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(e)	Rate shown reflects the 7-day yield at April 30, 2016.
(f)	Rate shown reflects the 1-day yield at April 30, 2016.

ASA — Allmeennaksjeselskap (stock company)

K.K. — Kabushiki Kaisha

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

PT — Perseroan Terbatas (Limited Liability Company)

SA — Société Anonyme (corporation)

SpA — Societa per azioni (public company)

Tbk — Perseroan Terbuka (Public Traded Company)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Investments in Securities:(a)
Common Stocks	$2,926,903	$—	$ —	(b)	$2,926,903
Short-Term Investment:
Money Market Fund	3,440	—	—		3,440
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	744,175	—	—		744,175
Total Investments in Securities	3,674,518	—	—		3,674,518
Total Investments in Securities and Other Financial Instruments	$3,674,518	$—	$—		$3,674,518

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the amount of transfers between Level 1 and Level 3 was $70,400. Investments were transferred from Level 1 to Level 3 as a result of bankruptcy proceedings. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of April 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2016(a)
Common Stock
Pacific Exploration
and Production
Corp.(b)	$—	$—	$9,053	$(37,692)	$2,496	$(44,257)	$70,400	$—	$—	$(37,692)
Total	$—	$—	$9,053	$(37,692)	$2,496	$(44,257)	$70,400	$—	$—	$(37,692)

Information about Level 3 fair value measurements as of April 30, 2016.

Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$ —	Issuer Specific Facts	Company Announcement

(a)	For a complete listing of investments and their countries, see the Schedules of Investments.
(b)	The Level 3 security valued at $0 has been deemed illiquid in good faith in accordance with procedures established by the Board of Trustees.

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF
April 30, 2016

	Shares	Value
Common Stocks — 98.6%
Diversified REITs — 16.2%
Cousins Properties, Inc.	184,510	$1,909,679
Empire State Realty Trust, Inc.,
Class A	106,159	1,965,003
Investors Real Estate Trust(a)	105,903	637,536
Kennedy-Wilson Holdings, Inc.	82,874	1,790,907
Monmouth Real Estate
Investment Corp.	52,331	601,807
New Senior Investment Group, Inc.	71,373	770,828
New York REIT, Inc.	145,409	1,429,370
Redwood Trust, Inc.	67,155	870,329
Resource Capital Corp.	26,891	319,465
Washington Real Estate
Investment Trust	59,984	1,719,741
Winthrop Realty Trust*	29,155	370,852
Total Diversified REITs		12,385,517

Hotel REITs — 7.3%
Ashford Hospitality Trust, Inc.	80,021	447,317
Chesapeake Lodging Trust	52,140	1,284,208
FelCor Lodging Trust, Inc.	115,073	823,923
Hersha Hospitality Trust	38,214	737,148
Summit Hotel Properties, Inc.	74,427	848,468
Xenia Hotels & Resorts, Inc.(a)	96,666	1,486,723
Total Hotel REITs		5,627,787

Mortgage REITs — 16.2%
AG Mortgage Investment Trust, Inc.	24,765	331,603
Altisource Residential Corp.(a)	47,347	550,172
American Capital Mortgage
Investment Corp.	41,659	617,803
Anworth Mortgage Asset Corp.	84,715	399,855
Apollo Commercial Real Estate
Finance, Inc.(a)	51,368	818,292
Apollo Residential Mortgage, Inc.	27,954	379,056
Ares Commercial Real Estate Corp.	22,988	275,856
ARMOUR Residential REIT, Inc.(a)	31,752	675,683
Capstead Mortgage Corp.	83,688	813,447
Colony Capital, Inc., Class A	96,760	1,710,717
Dynex Capital, Inc.(a)	39,770	258,505
Hatteras Financial Corp.	82,593	1,312,403
Invesco Mortgage Capital, Inc.	100,558	1,292,170
iStar, Inc.*(a)	64,506	632,159
New York Mortgage Trust, Inc.(a)	96,473	501,660
Newcastle Investment Corp.	51,123	221,874
Orchid Island Capital, Inc.(a)	17,943	173,688
PennyMac Mortgage
Investment Trust	61,497	835,744
RAIT Financial Trust(a)	80,201	243,811
Western Asset Mortgage
Capital Corp.(a)	35,884	357,764
Total Mortgage REITs		12,402,262

	Shares	Value
Common Stocks (continued)
Office REITs — 21.2%
Brandywine Realty Trust	152,500	$2,279,875
First Industrial Realty Trust, Inc.	96,926	2,223,483
First Potomac Realty Trust	50,126	421,560
Franklin Street Properties Corp.	83,890	890,912
Global Net Lease, Inc.	149,805	1,268,848
Government Properties Income
Trust(a)	61,507	1,163,712
Hudson Pacific Properties, Inc.	67,420	1,972,035
Lexington Realty Trust	163,439	1,434,994
Mack-Cali Realty Corp.	71,825	1,835,847
Parkway Properties, Inc.	74,445	1,224,620
Rexford Industrial Realty, Inc.	48,860	917,102
Tier REIT, Inc.	41,881	631,566
Total Office REITs		16,264,554

Residential REITs — 5.7%
Education Realty Trust, Inc.	55,765	2,217,774
Independence Realty Trust, Inc.	35,393	253,768
Monogram Residential Trust, Inc.(a)	146,887	1,487,965
Silver Bay Realty Trust Corp.	29,027	423,794
Total Residential REITs		4,383,301

Retail REITs — 15.8%
Acadia Realty Trust	62,041	2,090,782
Cedar Realty Trust, Inc.	71,481	494,649
Four Corners Property Trust, Inc.	53,106	942,632
Kite Realty Group Trust	73,594	2,003,965
Pennsylvania Real Estate
Investment Trust	59,317	1,360,732
Ramco-Gershenson
Properties Trust	68,744	1,217,456
Retail Opportunity
Investments Corp.(a)	86,475	1,700,963
Rouse Properties, Inc.(a)	33,452	617,858
WP Glimcher, Inc.	163,362	1,713,667
Total Retail REITs		12,142,704

Specialized REITs — 16.2%
CareTrust REIT, Inc.	40,842	519,510
CyrusOne, Inc.	56,420	2,489,815
InfraREIT, Inc.(a)	27,805	461,007
Medical Properties Trust, Inc.(a)	206,417	2,747,410
National Storage Affiliates Trust	20,125	392,840
Physicians Realty Trust	95,591	1,733,065
QTS Realty Trust, Inc., Class A	34,380	1,664,680
Sabra Health Care REIT, Inc.	56,382	1,189,096
STAG Industrial, Inc.	60,268	1,202,949
Total Specialized REITs		12,400,372
Total Common Stocks
(Cost $78,398,085)		75,606,497

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF (continued)
April 30, 2016

	Shares	Value
Short-Term Investment — 1.3%
Money Market Fund — 1.3%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(b)
(Cost $1,025,445)	1,025,445	$1,025,445

Investment of Cash Collateral For
Securities Loaned — 6.4%
Money Market Fund — 6.4%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(c)
(Cost $4,900,443)	4,900,443	4,900,443

Value
Total Investments — 106.3%
(Cost $84,323,973)	$81,532,385
Liabilities in Excess of
Other Assets — (6.3)%	(4,869,467)
Net Assets — 100.0%	$76,662,918

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $9,383,983; total market value of collateral held by the Fund was $9,690,290. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $4,789,847.
(b)	Rate shown reflects the 7-day yield at April 30, 2016.
(c)	Rate shown reflects the 1-day yield at April 30, 2016.

REIT — Real Estate Investment Trust.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(a)
Common Stocks	$75,606,497	$—	$—	$75,606,497
Short-Term Investment:
Money Market Fund	1,025,445	—	—	1,025,445
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	4,900,443	—	—	4,900,443
Total Investments in Securities	81,532,385	—	—	81,532,385
Total Investments in Securities and Other Financial Instruments	$81,532,385	$—	$—	$81,532,385

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF
April 30, 2016

	Shares	Value
Common Stocks — 99.4%
Australia — 7.0%
AGL Energy Ltd.	4,236	$59,126
Alumina Ltd.	27,356	31,211
Amcor Ltd.	7,616	89,507
AMP Ltd.	18,324	82,226
APA Group	7,500	50,082
Aristocrat Leisure Ltd.	5,099	38,913
Asciano Ltd.	5,230	35,243
ASX Ltd.	1,855	61,906
Aurizon Holdings Ltd.	13,788	44,930
Australia & New Zealand Banking
Group Ltd.	16,189	299,847
Bank of Queensland Ltd.	3,890	33,397
Bendigo & Adelaide Bank Ltd.	4,050	28,806
BHP Billiton Ltd.	18,764	296,132
BHP Billiton PLC	12,408	169,605
Boral Ltd.	7,516	36,939
Brambles Ltd.	10,103	96,222
Caltex Australia Ltd.	1,989	49,332
Challenger Ltd.	5,695	38,941
Coca-Cola Amatil Ltd.	5,535	36,327
Commonwealth Bank of Australia	9,661	544,776
Computershare Ltd.	4,244	32,744
CSL Ltd.	2,770	222,343
Dexus Property Group	7,865	50,538
Goodman Group	11,787	61,977
GPT Group (The)	14,050	53,933
Incitec Pivot Ltd.	13,692	33,646
Insurance Australia Group Ltd.	17,034	75,007
Macquarie Group Ltd.	1,851	89,700
Medibank Pvt Ltd.	25,245	60,494
Mirvac Group	29,432	42,002
National Australia Bank Ltd.	14,881	308,782
Newcrest Mining Ltd.*	5,256	76,091
Oil Search Ltd.	9,569	51,337
Orica Ltd.	2,870	33,511
Origin Energy Ltd.	12,395	51,931
QBE Insurance Group Ltd.	8,543	72,693
Ramsay Health Care Ltd.	897	44,461
Santos Ltd.	12,429	45,529
Scentre Group	30,887	110,550
SEEK Ltd.	3,214	40,152
Sonic Healthcare Ltd.	3,109	46,077
South32 Ltd.*	36,291	45,974
Stockland	17,054	56,875
Suncorp Group Ltd.	8,473	80,827
Sydney Airport	8,780	45,630
Tatts Group Ltd.	11,737	33,768
Telstra Corp. Ltd.	23,678	96,855
Transurban Group	12,323	108,902
Treasury Wine Estates Ltd.	5,848	41,594
Vicinity Centres	21,718	55,026
Wesfarmers Ltd.	6,398	208,830
Westfield Corp.	12,240	94,344
Westpac Banking Corp.	18,787	445,173
Woodside Petroleum Ltd.	4,918	106,365
Woolworths Ltd.	7,671	129,435
Total Australia		5,276,564

	Shares	Value
Common Stocks (continued)
Austria — 0.2%
ANDRITZ AG(a)	706	$39,549
Erste Group Bank AG*	2,103	60,506
OMV AG	1,312	39,386
Total Austria		139,441

Belgium — 1.3%
Ageas	1,398	54,857
Anheuser-Busch InBev NV	4,496	556,660
Delhaize Group	639	66,989
Groupe Bruxelles Lambert SA	638	56,361
KBC Groep NV	1,647	92,490
Proximus SA(a)	1,056	35,529
Solvay SA	475	48,017
UCB SA(a)	801	59,954
Umicore SA(a)	818	40,778
Total Belgium		1,011,635

China — 0.1%
AAC Technologies Holdings, Inc.	5,943	41,333
China Mengniu Dairy Co. Ltd.(a)	13,174	22,383
Want Want China Holdings Ltd.(a)	49,225	37,947
Total China		101,663

Denmark — 1.8%
AP Moeller — Maersk A/S, Class A	26	35,409
AP Moeller — Maersk A/S, Class B	38	53,448
Carlsberg A/S, Class B	689	67,115
Chr Hansen Holding A/S	724	45,067
Coloplast A/S, Class B	707	53,028
Danske Bank A/S	4,509	127,534
DSV A/S	1,241	52,231
Genmab A/S*	359	53,201
ISS A/S	1,211	45,993
Novo Nordisk A/S, Class B	10,515	587,214
Novozymes A/S, Class B	1,418	67,973
Pandora A/S	691	89,747
Vestas Wind Systems A/S	1,394	99,751
Total Denmark		1,377,711

Finland — 1.0%
Elisa OYJ	982	36,678
Fortum OYJ	2,756	41,541
Kone OYJ, Class B	2,172	99,110
Nokia OYJ	34,694	204,644
Nokian Renkaat OYJ	1,122	41,405
Orion OYJ, Class B	799	27,875
Sampo OYJ, Class A	2,687	117,347
Stora Enso OYJ, Class R	4,055	35,390
UPM-Kymmene OYJ	3,474	66,369
Wartsila OYJ Abp	1,070	45,884
Total Finland		716,243

France — 8.8%
Accor SA(a)	1,317	58,353
Air Liquide SA	1,996	226,326
Airbus Group SE	3,215	201,090
Alstom SA*	1,150	29,399
Arkema SA	535	42,697
Atos SE	611	54,368
AXA SA	10,699	269,774
BNP Paribas SA	5,609	297,058
Bollore SA	6,477	25,668

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
France (continued)
Bouygues SA	1,317	$43,925
Bureau Veritas SA	1,985	47,062
Capgemini SA	897	83,762
Carrefour SA	3,215	91,119
Casino Guichard Perrachon SA	432	25,709
Christian Dior SE	277	48,652
Cie de Saint-Gobain	2,692	123,316
Cie Generale des Etablissements
Michelin	1,147	119,745
Credit Agricole SA	6,192	68,502
Danone SA	3,142	220,132
Dassault Systemes	809	63,286
Edenred	1,821	35,915
Engie	8,118	133,890
Essilor International SA	1,157	149,810
Eutelsat Communications SA	1,400	43,495
Groupe Eurotunnel SE	3,275	41,824
Hermes International	147	52,362
Iliad SA	168	36,723
Ingenico Group	369	43,531
JCDecaux SA	621	27,437
Kering	469	80,387
Klepierre	1,381	64,970
Legrand SA	1,736	98,899
L’Oreal SA	1,341	243,366
LVMH Moet Hennessy Louis
Vuitton SE	1,438	238,982
Natixis SA	5,705	31,475
Numericable-SFR SA	646	21,150
Orange SA	10,610	175,963
Pernod Ricard SA	1,151	124,289
Peugeot SA*	2,410	38,796
Publicis Groupe SA	1,213	89,791
Renault SA	1,040	100,391
Rexel SA	2,504	37,943
Safran SA	1,659	114,331
Sanofi	6,546	540,642
Schneider Electric SE*	3,277	213,338
SCOR SE	1,231	41,924
Societe BIC SA	197	27,967
Societe Generale SA	4,218	165,465
Sodexo SA	468	47,272
Suez	2,068	38,134
Technip SA*	878	51,397
Teleperformance	346	31,069
Thales SA	698	60,359
TOTAL SA	12,224	615,053
Unibail-Rodamco SE	586	157,055
Valeo SA	503	79,763
Veolia Environnement SA	2,766	67,970
Vinci SA	2,756	205,936
Vivendi SA	6,799	130,514
Zodiac Aerospace	1,406	32,972
Total France		6,672,493

Germany — 7.8%
adidas AG	1,296	167,140
Allianz SE	2,507	425,684
BASF SE	5,351	442,190
Bayer AG	4,764	549,737
Bayerische Motoren Werke AG	1,983	182,834

	Shares	Value
Common Stocks (continued)
Germany (continued)
Beiersdorf AG	692	$62,107
Brenntag AG	1,053	61,762
Commerzbank AG	6,381	59,637
Continental AG	623	136,859
Daimler AG	5,449	378,767
Deutsche Bank AG	8,032	151,515
Deutsche Boerse AG	1,062	87,201
Deutsche Post AG	5,364	157,523
Deutsche Telekom AG	18,092	316,731
Deutsche Wohnen AG	2,187	66,993
E.ON SE	10,792	111,357
Fresenius Medical Care AG &
Co. KGaA	1,224	106,195
Fresenius SE & Co. KGaA	2,257	164,203
GEA Group AG	1,250	57,969
Hannover Rueck SE	375	42,770
HeidelbergCement AG	898	79,803
Henkel AG & Co. KGaA	605	61,484
HUGO BOSS AG	470	29,979
Infineon Technologies AG	7,225	102,819
K+S AG(a)	1,299	32,404
LANXESS AG	708	37,030
LEG Immobilien AG*	286	26,471
Linde AG	1,093	166,999
Merck KGaA*	764	71,815
METRO AG	1,139	36,201
MTU Aero Engines AG	393	37,099
Muenchener Rueckversicherungs-
Gesellschaft AG	792	146,908
OSRAM Licht AG	629	32,833
ProSiebenSat.1 Media SE	1,416	72,203
RWE AG*	3,195	47,737
SAP SE	5,121	400,720
Siemens AG	4,402	459,411
Symrise AG	893	59,179
thyssenkrupp AG	2,767	64,366
TUI AG	2,787	40,459
United Internet AG	814	39,749
Volkswagen AG	158	25,037
Vonovia SE	2,601	87,540
Wirecard AG(a)	886	38,272
Zalando SE*‡	792	26,252
Total Germany		5,951,944

Hong Kong — 3.3%
AIA Group Ltd.	70,612	425,099
Bank of East Asia Ltd. (The)	10,836	39,462
BOC Hong Kong Holdings Ltd.	23,781	71,277
Cheung Kong Infrastructure
Holdings Ltd.	4,925	46,570
Cheung Kong Property
Holdings Ltd.	17,116	117,494
CK Hutchison Holdings Ltd.	17,132	205,393
CLP Holdings Ltd.	9,999	92,486
Galaxy Entertainment Group Ltd.(a)	13,862	46,819
Hang Lung Properties Ltd.	17,400	34,723
Hang Seng Bank Ltd.	5,106	92,810
Henderson Land Development
Co. Ltd.	7,512	46,967
Hong Kong & China Gas Co., Ltd.	44,659	83,363

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Hong Kong Exchanges and
Clearing Ltd.	7,164	$181,289
Hongkong Land Holdings Ltd.	8,363	53,105
Hopewell Holdings Ltd.	11,301	38,169
Hysan Development Co. Ltd.	8,192	36,275
Jardine Matheson Holdings Ltd.	1,504	83,171
Jardine Strategic Holdings Ltd.	1,511	43,744
Li & Fung Ltd.	46,901	29,082
Link REIT (The)	15,683	95,325
MTR Corp. Ltd.	11,024	54,571
New World Development Co. Ltd.	41,536	41,444
Power Assets Holdings Ltd.	9,048	86,255
Sands China Ltd.	15,832	56,738
Sino Land Co. Ltd.	26,617	41,930
Sun Hung Kai Properties Ltd.	10,182	128,699
Swire Pacific Ltd., Class A	4,567	49,661
Techtronic Industries Co. Ltd.	11,625	43,684
Wharf Holdings Ltd. (The)	9,654	52,394
Wheelock & Co. Ltd.	6,476	30,054
Yue Yuen Industrial Holdings Ltd.	9,066	33,075
Total Hong Kong		2,481,128

Ireland — 0.7%
Bank of Ireland*	163,318	49,570
CRH PLC	4,747	138,243
Experian PLC	5,630	103,175
James Hardie Industries PLC	2,871	40,599
Kerry Group PLC, Class A	821	73,224
Paddy Power Betfair PLC	465	62,328
Ryanair Holdings PLC	1,316	19,874
Smurfit Kappa Group PLC	1,465	38,844
Total Ireland		525,857

Israel — 0.7%
Bank Hapoalim BM	12,747	65,639
Bank Leumi Le-Israel BM*	14,740	54,340
Bezeq The Israeli Telecommunication
Corp. Ltd.	20,916	44,662
NICE-Systems Ltd.	470	30,271
Teva Pharmaceutical Industries Ltd.	6,038	339,875
Total Israel		534,787

Italy — 2.0%
Assicurazioni Generali SpA	7,328	111,796
Atlantia SpA	3,274	91,197
Enel SpA	44,356	201,079
Eni SpA	15,168	246,692
EXOR SpA	875	32,871
Ferrari NV*	789	35,533
Intesa Sanpaolo SpA	74,490	206,467
Leonardo-Finmeccanica SpA*(a)	3,091	39,049
Luxottica Group SpA	1,129	61,513
Mediobanca SpA	5,323	43,744
Prysmian SpA	2,086	49,194
Snam SpA	16,285	99,415
Telecom Italia SpA*	56,008	54,526
Telecom Italia SpA-RSP	38,179	29,954
Terna Rete Elettrica Nazionale SpA	10,849	61,185
UniCredit SpA	29,351	113,424
Unione di Banche Italiane SpA	6,213	26,344
Total Italy		1,503,983

	Shares	Value
Common Stocks (continued)
Japan — 23.1%
Aeon Co., Ltd.	4,590	$70,505
Air Water, Inc.	1,990	30,986
Aisin Seiki Co., Ltd.	1,387	56,131
Ajinomoto Co., Inc.	3,541	84,558
Alfresa Holdings Corp.	1,660	33,171
Alps Electric Co., Ltd.	1,307	24,309
Amada Holdings Co., Ltd.	3,800	39,529
Aozora Bank Ltd.	12,050	44,035
Asahi Glass Co., Ltd.	7,785	47,222
Asahi Group Holdings Ltd.	2,586	84,810
Asahi Intecc Co. Ltd.	390	19,355
Asahi Kasei Corp.	9,225	65,501
Asics Corp.	1,473	30,439
Astellas Pharma, Inc.	13,278	185,777
Bandai Namco Holdings, Inc.	1,646	35,998
Bridgestone Corp.	3,917	150,683
Brother Industries Ltd.	2,413	28,799
Canon, Inc.	6,321	183,849
Casio Computer Co., Ltd.	1,904	37,637
Central Japan Railway Co.,	1,066	193,633
Chiba Bank Ltd. (The)	5,772	30,426
Chubu Electric Power Co., Inc.	4,405	59,717
Chugai Pharmaceutical Co., Ltd.	1,498	52,642
Chugoku Electric Power Co.,
Inc. (The)	2,255	30,054
Concordia Financial Group Ltd.*	8,711	41,717
Credit Saison Co., Ltd.	1,512	28,800
Dai Nippon Printing Co., Ltd.	4,920	47,869
Daicel Corp.	3,043	39,390
Daihatsu Motor Co., Ltd.	2,241	31,417
Dai-ichi Life Insurance Co.,
Ltd. (The)	6,813	87,172
Daiichi Sankyo Co., Ltd.	4,502	109,442
Daikin Industries Ltd.	1,672	138,829
Daito Trust Construction Co., Ltd.	520	75,306
Daiwa House Industry Co., Ltd.	3,987	110,412
Daiwa Securities Group, Inc.	11,820	71,387
Denso Corp.	2,934	116,570
Dentsu, Inc.	1,423	75,409
Don Quijote Holdings Co., Ltd.	864	32,099
East Japan Railway Co.,	2,195	201,539
Eisai Co., Ltd.	1,675	107,001
Electric Power Development
Co., Ltd.	1,235	38,264
FANUC Corp.	1,159	178,787
Fast Retailing Co., Ltd.	289	78,830
Fuji Heavy Industries Ltd.	3,825	132,845
FUJIFILM Holdings Corp.	2,604	111,198
Fujitsu Ltd.	11,653	42,563
Fukuoka Financial Group, Inc.	6,905	24,395
Gunma Bank Ltd. (The)	4,485	18,402
Hankyu Hanshin Holdings, Inc.	8,706	56,551
Hino Motors Ltd.	2,762	27,931
Hirose Electric Co., Ltd.	283	35,734
Hiroshima Bank Ltd. (The)	5,429	20,398
Hitachi Ltd.	28,055	135,195
Honda Motor Co., Ltd.(b)	10,429	291,684
Hoya Corp.	2,712	108,003
IHI Corp.	11,615	26,596
Inpex Corp.	6,535	54,249

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Japan (continued)
Isetan Mitsukoshi Holdings Ltd.	2,586	$28,617
Isuzu Motors Ltd.	4,398	49,141
ITOCHU Corp.	9,160	121,140
Iyo Bank Ltd. (The)	2,588	17,706
J Front Retailing Co., Ltd.	1,989	24,929
Japan Airlines Co., Ltd.	636	23,497
Japan Exchange Group, Inc.	3,661	57,347
Japan Tobacco, Inc.(b)	6,237	264,065
JFE Holdings, Inc.	3,477	51,329
JGC Corp.	2,238	39,407
Joyo Bank Ltd. (The)	6,648	24,046
JTEKT Corp.	1,984	26,535
JX Holdings, Inc.	17,714	77,912
Kansai Electric Power Co.,
Inc. (The)*	4,663	42,588
Kansai Paint Co., Ltd.	2,106	38,225
Kao Corp.	3,144	179,716
Kawasaki Heavy Industries Ltd.	11,796	34,838
KDDI Corp.	10,954	324,438
Keikyu Corp.	4,406	40,891
Keio Corp.	5,022	45,529
Keisei Electric Railway Co., Ltd.	2,585	36,796
Keyence Corp.	272	170,732
Kikkoman Corp.	1,412	46,651
Kintetsu Group Holdings Co., Ltd.	13,072	54,978
Kirin Holdings Co., Ltd.	5,694	84,696
Kobe Steel Ltd.	25,206	25,443
Koito Manufacturing Co., Ltd.	984	44,512
Komatsu Ltd.	6,290	112,079
Konica Minolta, Inc.	3,788	34,271
Kubota Corp.	7,328	113,658
Kuraray Co., Ltd.	3,354	44,074
Kurita Water Industries Ltd.	1,465	36,175
Kyocera Corp.	2,074	106,089
Kyowa Hakko Kirin Co., Ltd.	2,165	40,145
Kyushu Electric Power Co., Inc.	3,109	32,312
Lawson, Inc.	608	48,301
Lion Corp.	1,729	21,783
LIXIL Group Corp.	2,092	45,009
M3, Inc.	1,639	46,109
Mabuchi Motor Co., Ltd.	533	27,996
Makita Corp.	955	61,765
Marubeni Corp.	11,870	65,022
Marui Group Co., Ltd.	2,026	32,058
Mazda Motor Corp.	3,651	59,528
MEIJI Holdings Co., Ltd.	907	72,733
Miraca Holdings, Inc.	642	28,231
MISUMI Group, Inc.	2,325	33,768
Mitsubishi Chemical Holdings Corp.	9,060	49,265
Mitsubishi Corp.	8,429	146,766
Mitsubishi Electric Corp.	12,154	136,086
Mitsubishi Estate Co., Ltd.	7,668	152,006
Mitsubishi Heavy Industries Ltd.	20,235	75,176
Mitsubishi Materials Corp.	10,593	34,949
Mitsubishi Motors Corp.	4,988	20,932
Mitsubishi UFJ Financial
Group, Inc.(b)	81,373	395,552
Mitsubishi UFJ Lease & Finance
Co., Ltd.	5,514	25,046
Mitsui & Co., Ltd.	10,525	131,962

	Shares	Value
Common Stocks (continued)
Japan (continued)
Mitsui Fudosan Co., Ltd.	5,715	$145,552
Mitsui OSK Lines Ltd.	10,753	23,819
Mizuho Financial Group, Inc.	139,664	219,035
MS&AD Insurance Group
Holdings, Inc.	3,359	93,193
Murata Manufacturing Co., Ltd.	1,144	158,189
Nabtesco Corp.	1,410	33,051
NEC Corp.	18,707	47,207
NGK Insulators Ltd.	2,157	46,650
NGK Spark Plug Co., Ltd.	1,681	35,365
NH Foods Ltd.	1,821	41,374
Nidec Corp.	1,475	112,836
Nikon Corp.	3,045	45,848
Nintendo Co., Ltd.	641	90,793
Nippon Express Co., Ltd.	6,372	30,313
Nippon Paint Holdings Co., Ltd.	1,300	35,867
Nippon Steel & Sumitomo
Metal Corp.	5,179	113,217
Nippon Telegraph &
Telephone Corp.	2,761	125,515
Nippon Yusen K.K.	13,679	27,743
Nissan Chemical Industries Ltd.	1,512	41,773
Nissan Motor Co., Ltd.	13,850	129,445
Nisshin Seifun Group, Inc.	2,671	44,910
Nissin Foods Holdings Co., Ltd.	793	37,651
Nitori Holdings Co., Ltd.	543	52,171
Nitto Denko Corp.	1,070	60,363
Nomura Holdings, Inc.	21,757	97,382
Nomura Research Institute Ltd.	952	34,612
NSK Ltd.	3,625	33,406
NTT Data Corp.	952	51,072
NTT DOCOMO, Inc.	8,129	197,308
Obayashi Corp.	5,445	55,012
Obic Co., Ltd.	616	33,450
Odakyu Electric Railway Co., Ltd.	4,824	53,788
Oji Holdings Corp.	7,846	33,219
Olympus Corp.	2,155	87,513
Omron Corp.	1,415	47,081
Ono Pharmaceutical Co., Ltd.	3,026	140,786
Oriental Land Co., Ltd.	1,294	91,915
ORIX Corp.	8,209	121,721
Osaka Gas Co., Ltd.	12,928	47,945
Otsuka Holdings Co., Ltd.	2,447	98,251
Panasonic Corp.	12,771	118,692
Rakuten, Inc.	5,019	57,252
Recruit Holdings Co., Ltd.	2,184	69,708
Resona Holdings, Inc.	15,330	56,337
Ricoh Co., Ltd.	5,171	54,806
Rohm Co., Ltd.	728	33,340
Ryohin Keikaku Co., Ltd.	183	42,195
Santen Pharmaceutical Co., Ltd.	3,130	46,689
SBI Holdings, Inc.	2,171	23,578
Secom Co., Ltd.	1,319	104,107
Seibu Holdings, Inc.	1,653	36,090
Seiko Epson Corp.	2,252	38,854
Sekisui Chemical Co., Ltd.	3,362	43,582
Sekisui House Ltd.	4,047	73,057
Seven & i Holdings Co., Ltd.	4,644	197,184
Seven Bank Ltd.	7,077	31,153
Shimadzu Corp.	2,368	37,491

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Japan (continued)
Shimano, Inc.	527	$79,201
Shimizu Corp.	4,763	43,759
Shin-Etsu Chemical Co., Ltd.	2,591	150,212
Shinsei Bank Ltd.	15,249	22,233
Shionogi & Co., Ltd.	1,991	105,007
Shiseido Co., Ltd.	2,704	62,801
Shizuoka Bank Ltd. (The)	4,397	33,904
SMC Corp.	375	95,840
SoftBank Group Corp.	5,437	304,283
Sompo Japan Nipponkoa
Holdings, Inc.	2,453	67,415
Sony Corp.	7,436	193,067
Sotetsu Holdings, Inc.	4,749	31,203
Stanley Electric Co., Ltd.	1,582	33,889
Sumitomo Chemical Co., Ltd.	10,587	50,068
Sumitomo Corp.	7,667	83,839
Sumitomo Electric Industries Ltd.	5,178	65,091
Sumitomo Metal Mining Co., Ltd.	3,811	44,594
Sumitomo Mitsui Financial
Group, Inc.	7,695	245,460
Sumitomo Mitsui Trust Holdings, Inc.	24,122	77,690
Sumitomo Realty & Development
Co., Ltd.	2,764	83,828
Suntory Beverage & Food Ltd.	976	43,694
Suruga Bank Ltd.	1,725	34,824
Suzuki Motor Corp.	2,619	75,269
Sysmex Corp.	968	63,330
T&D Holdings, Inc.	4,643	46,931
Taiheiyo Cement Corp.	11,791	32,179
Taisei Corp.	8,465	59,179
Taisho Pharmaceutical Holdings
Co., Ltd.	446	37,516
Takashimaya Co., Ltd.	3,199	24,128
Takeda Pharmaceutical Co., Ltd.	4,654	228,883
TDK Corp.	821	50,490
Teijin Ltd.	8,882	32,956
Terumo Corp.	2,350	92,796
Tobu Railway Co., Ltd.	8,524	44,773
Toho Co., Ltd.	1,241	32,592
Toho Gas Co., Ltd.	2,425	16,998
Tohoku Electric Power Co., Inc.	3,185	41,913
Tokio Marine Holdings, Inc.	4,311	148,636
Tokyo Electric Power Co.
Holdings, Inc.*	9,721	53,604
Tokyo Electron Ltd.	1,122	77,715
Tokyo Gas Co., Ltd.	14,475	65,628
Tokyu Corp.	7,837	69,511
Tokyu Fudosan Holdings Corp.	3,983	28,217
TonenGeneral Sekiyu K.K.	4,228	41,373
Toppan Printing Co., Ltd.	4,516	39,971
Toray Industries, Inc.	10,108	87,547
Toshiba Corp.*	25,463	55,926
TOTO Ltd.	1,237	43,991
Toyo Suisan Kaisha Ltd.	962	35,065
Toyota Industries Corp.	1,143	51,972
Toyota Motor Corp.(b)	15,736	831,547
Toyota Tsusho Corp.	1,723	40,581
Tsuruha Holdings, Inc.	298	29,411
Unicharm Corp.	2,442	52,323
USS Co., Ltd.	2,070	33,934

	Shares	Value
Common Stocks (continued)
Japan (continued)
West Japan Railway Co.,	1,158	$72,276
Yahoo Japan Corp.	10,157	47,085
Yakult Honsha Co., Ltd.	809	41,662
Yamaguchi Financial Group, Inc.	2,594	24,850
Yamaha Corp.	1,072	32,061
Yamaha Motor Co., Ltd.	2,067	35,759
Yamato Holdings Co., Ltd.	2,599	54,144
Yamazaki Baking Co., Ltd.	889	21,703
Total Japan		17,549,083

Jersey — 0.1%
Randgold Resources Ltd.	689	68,331

Jordan — 0.0%(c)
Hikma Pharmaceuticals PLC	949	30,640

Luxembourg — 0.3%
ArcelorMittal	9,329	52,698
RTL Group SA(a)	294	24,568
SES SA	2,019	55,095
Tenaris SA	3,820	51,540
Total Luxembourg		183,901

Macau — 0.0%(c)
MGM China Holdings Ltd.	17,830	25,054

Netherlands — 3.5%
Aegon NV	11,486	65,935
Akzo Nobel NV	1,492	105,761
Altice NV, Class A*(a)	2,865	43,479
ASML Holding NV*	1,920	185,602
Gemalto NV(a)	547	35,585
Heineken Holding NV	565	46,651
Heineken NV	1,241	116,340
ING Groep NV	22,147	271,290
Koninklijke Ahold NV	5,019	109,222
Koninklijke DSM NV	1,244	76,313
Koninklijke KPN NV	19,609	77,147
Koninklijke Philips NV	5,524	151,846
NN Group NV	2,139	74,134
Randstad Holding NV	719	38,627
Royal Dutch Shell PLC, Class A(b)	23,575	614,551
Royal Dutch Shell PLC, Class B(b)	22,022	576,164
TNT Express NV*	1,831	16,624
Wolters Kluwer NV	2,114	80,471
Total Netherlands		2,685,742

New Zealand — 0.2%
Auckland International Airport Ltd.	9,882	42,497
Fisher & Paykel Healthcare
Corp. Ltd.	6,800	43,507
Fletcher Building Ltd.	9,040	52,719
Spark New Zealand Ltd.	17,044	44,216
Total New Zealand		182,939

Norway — 0.6%
DNB ASA	6,719	86,028
Norsk Hydro ASA(a)	9,483	41,254
Orkla ASA	6,059	52,897
Schibsted ASA, Class A	1,155	33,693
Statoil ASA	5,709	100,889
Telenor ASA	4,235	72,894

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Norway (continued)
Yara International ASA	1,153	$46,164
Total Norway		433,819

Portugal — 0.1%
EDP — Energias de Portugal SA	16,445	58,465
Jeronimo Martins SGPS SA	2,595	42,472
Total Portugal		100,937

Russia — 0.0%(c)
Polymetal International PLC	2,024	21,022

Singapore — 1.3%
Ascendas Real Estate
Investment Trust	25,845	47,304
CapitaLand Commercial Trust	37,946	40,373
CapitaLand Ltd.	18,006	41,664
CapitaLand Mall Trust	29,532	45,483
City Developments Ltd.	4,913	30,486
ComfortDelGro Corp. Ltd.	19,739	42,443
DBS Group Holdings Ltd.	10,150	115,392
Genting Singapore PLC	51,808	31,415
Global Logistic Properties Ltd.	23,817	33,934
Keppel Corp. Ltd.	11,311	45,444
Oversea-Chinese Banking
Corp. Ltd.	18,408	120,113
Singapore Exchange Ltd.	9,312	52,170
Singapore Press Holdings Ltd.(a)	18,246	55,116
Singapore Technologies
Engineering Ltd.	17,223	41,262
Singapore Telecommunications Ltd.	42,819	122,973
United Overseas Bank Ltd.	7,256	100,414
Total Singapore		965,986

South Africa — 0.1%
Investec PLC	3,040	23,291
Mondi PLC	2,241	42,939
Total South Africa		66,230

South Korea — 4.1%
Amorepacific Corp.	231	82,616
AMOREPACIFIC Group	218	32,143
BNK Financial Group, Inc.	3,386	27,608
Celltrion, Inc.*	525	46,353
Coway Co. Ltd.	591	51,143
Dongbu Insurance Co., Ltd.	544	33,469
E-Mart Co. Ltd.	188	30,277
Hana Financial Group, Inc.	2,245	50,539
Hankook Tire Co. Ltd.	799	37,236
Hanmi Pharm Co. Ltd.	44	23,054
Hyosung Corp.	177	19,030
Hyundai Heavy Industries Co. Ltd.*	352	35,836
Hyundai Mobis Co. Ltd.	455	104,026
Hyundai Motor Co.	1,069	134,634
Hyundai Steel Co.	688	37,981
Industrial Bank of Korea	2,412	25,720
Kakao Corp.	262	23,110
Kangwon Land, Inc.	1,322	49,485
KB Financial Group, Inc.	2,768	84,541
Kia Motors Corp.	1,848	77,689
Korea Aerospace Industries Ltd.	557	33,144
Korea Electric Power Corp.	1,680	91,122
Korea Zinc Co. Ltd.	104	45,227

	Shares	Value
Common Stocks (continued)
South Korea (continued)
KT&G Corp.	885	$95,537
LG Chem Ltd.	310	80,806
LG Corp.	812	48,532
LG Display Co. Ltd.	1,834	38,470
LG Electronics, Inc.	906	46,278
LG Household & Health Care Ltd.	71	62,750
Lotte Chemical Corp.	108	27,725
NAVER Corp.	175	103,980
NCSoft Corp.	127	25,525
Orion Corp.	37	30,200
POSCO	453	95,618
Samsung C&T Corp.	456	52,428
Samsung Electro-Mechanics
Co. Ltd.	365	16,690
Samsung Electronics Co. Ltd.	623	680,740
Samsung Fire & Marine Insurance
Co. Ltd.	265	68,494
Samsung Life Insurance Co. Ltd.	637	61,218
Samsung SDI Co. Ltd.	444	44,423
Samsung SDS Co. Ltd.	189	28,282
Shinhan Financial Group Co. Ltd.	3,096	113,580
SK Holdings Co. Ltd.	253	49,739
SK Hynix, Inc.	3,444	85,087
SK Innovation Co. Ltd.	444	60,400
SK Telecom Co. Ltd.	203	36,702
Total South Korea		3,129,187

Spain — 3.0%
Abertis Infraestructuras SA	3,302	55,689
ACS Actividades de Construccion y
Servicios SA	1,166	38,562
Aena SA*‡	416	59,344
Amadeus IT Holding SA, Class A	2,600	118,342
Banco Bilbao Vizcaya
Argentaria SA	36,322	248,901
Banco de Sabadell SA*	488	933
Banco de Sabadell SA	29,508	56,407
Banco Popular Espanol SA	10,673	29,033
Banco Santander SA(a)	82,472	417,604
Bankia SA	32,209	29,992
Bankinter SA	5,340	40,709
CaixaBank SA	13,979	42,093
Distribuidora Internacional de
Alimentacion SA*	4,746	26,342
Enagas SA	1,637	49,883
Endesa SA	1,931	40,551
Ferrovial SA	3,104	66,802
Gamesa Corp. Tecnologica SA	1,150	22,648
Gas Natural SDG SA	1,839	38,261
Grifols SA	3,190	69,401
Iberdrola SA	30,198	214,579
Industria de Diseno Textil SA	6,149	197,444
Red Electrica Corp. SA	703	62,780
Repsol SA	6,473	84,851
Telefonica SA	24,338	265,431
Total Spain		2,276,582

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Sweden — 2.7%
Alfa Laval AB	2,270	$35,822
Assa Abloy AB, B Shares	5,347	112,239
Atlas Copco AB, A Shares	3,557	92,134
Atlas Copco AB, B Shares	2,239	53,781
Boliden AB	1,989	34,710
Electrolux AB	1,410	40,951
Getinge AB, B Shares	1,384	29,293
Hennes & Mauritz AB, B Shares*	5,183	184,451
Hexagon AB, B Shares	1,657	66,136
Industrivarden AB, A Shares	2,498	49,104
Investment AB Kinnevik, B Shares	1,550	44,631
Investor AB, B Shares	2,602	95,583
Meda AB, A Shares(a)	1,989	36,718
Nordea Bank AB	16,870	163,917
Sandvik AB(a)	6,913	71,005
Securitas AB, B Shares	2,160	34,140
Skandinaviska Enskilda Banken AB,
A Shares	8,045	76,916
Skanska AB, B Shares	2,240	49,310
SKF AB, B Shares	2,679	49,389
Svenska Cellulosa AB SCA, B Shares	3,478	109,641
Svenska Handelsbanken AB,
A Shares	7,785	103,736
Swedbank AB, A Shares	5,794	125,089
Swedish Match AB	1,408	44,702
Telefonaktiebolaget LM Ericsson,
B Shares	16,891	136,855
Telia Co. AB	13,521	64,635
Trelleborg AB, B Shares	2,085	38,023
Volvo AB, B Shares	8,965	105,044
Total Sweden		2,047,955

Switzerland — 8.7%
ABB Ltd.*	11,888	251,527
Actelion Ltd.*	622	100,584
Adecco SA	984	63,393
Aryzta AG*	689	26,776
Baloise Holding AG	325	40,248
Chocoladefabriken Lindt &
Sprungli AG	7	42,869
Cie Financiere Richemont SA	3,024	201,284
Clariant AG*	2,275	43,079
Coca-Cola HBC AG*(a)	1,396	28,630
Credit Suisse Group AG*	10,846	164,868
Dufry AG*	360	47,399
EMS-Chemie Holding AG	67	33,150
Galenica AG	37	54,120
Geberit AG	258	99,135
Givaudan SA	64	126,197
Glencore PLC*	67,683	161,514
Julius Baer Group Ltd.*	1,336	57,162
Kuehne + Nagel International AG	251	36,190
LafargeHolcim Ltd.*	2,497	126,530
Lonza Group AG*	350	58,279
Nestle SA	17,818	1,329,147
Novartis AG	12,079	922,465
Partners Group Holding AG	149	61,403
PSP Swiss Property AG	371	35,765
Roche Holding AG	3,989	1,009,215
Schindler Holding AG —
Participating Certificate	362	65,980

	Shares	Value
Common Stocks (continued)
Switzerland (continued)
SGS SA	37	$81,489
Sika AG	17	72,416
Sonova Holding AG	364	48,685
STMicroelectronics NV	4,497	27,628
Swatch Group AG (The) — Bearer	205	70,066
Swiss Life Holding AG*	211	53,295
Swiss Prime Site AG*	472	41,389
Swiss Re AG	1,836	163,008
Swisscom AG	134	68,014
Syngenta AG	546	218,742
UBS Group AG	20,292	351,432
Wolseley PLC	1,413	79,091
Zurich Insurance Group AG*	793	177,629
Total Switzerland		6,639,793

United Kingdom — 16.5%
3i Group PLC	6,555	45,477
Aberdeen Asset Management PLC	7,431	32,516
Admiral Group PLC	1,750	47,606
Aggreko PLC	1,819	28,965
Anglo American PLC	8,025	89,744
ARM Holdings PLC	8,637	118,616
Ashtead Group PLC	3,357	44,628
Associated British Foods PLC	2,085	93,584
AstraZeneca PLC(b)	7,271	418,383
Auto Trader Group PLC‡	6,370	34,993
Aviva PLC	22,828	144,598
BAE Systems PLC	17,583	122,940
Barclays PLC(b)	95,965	241,093
Barratt Developments PLC	6,226	48,566
Berkeley Group Holdings PLC	821	36,020
BP PLC(b)	105,458	577,390
British American Tobacco PLC(b)	10,603	647,699
British Land Co. PLC (The)	6,217	65,481
BT Group PLC(b)	48,264	313,351
Bunzl PLC	2,184	65,235
Burberry Group PLC	2,868	49,954
Capita PLC	4,000	58,655
Centrica PLC	29,419	102,741
CNH Industrial NV	4,603	35,323
Cobham PLC(a)	10,020	22,605
Compass Group PLC	9,146	163,321
Croda International PLC*	1,065	46,975
DCC PLC	523	46,428
Derwent London PLC	689	33,146
Diageo PLC(b)	14,540	393,192
Direct Line Insurance Group PLC	9,467	50,189
Dixons Carphone PLC	6,398	39,852
DS Smith PLC	6,724	37,558
easyJet PLC	1,403	30,274
Fiat Chrysler Automobiles NV	4,582	36,788
G4S PLC	10,795	29,793
GKN PLC	11,454	46,763
GlaxoSmithKline PLC(b)	27,811	594,402
Hammerson PLC	5,350	45,809
Hargreaves Lansdown PLC	1,729	32,572
HSBC Holdings PLC(b)	110,593	733,085
ICAP PLC	4,050	27,795
IMI PLC	2,254	30,873
Imperial Brands PLC (b)	5,511	300,197
Inchcape PLC	3,206	31,819

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Informa PLC	5,280	$50,623
Inmarsat PLC	3,219	43,831
InterContinental Hotels Group PLC	1,496	59,806
International Consolidated Airlines
Group SA	6,155	47,336
Intertek Group PLC	1,206	57,540
Intu Properties PLC	6,830	30,446
ITV PLC	22,481	74,164
J Sainsbury PLC	9,677	40,954
Johnson Matthey PLC	1,293	54,683
Kingfisher PLC	14,555	77,589
Land Securities Group PLC	4,600	76,280
Legal & General Group PLC	32,100	104,909
Lloyds Banking Group PLC(b)	342,363	336,375
London Stock Exchange
Group PLC	1,761	69,987
Marks & Spencer Group PLC	10,238	63,515
Meggitt PLC	6,056	36,435
Merlin Entertainments PLC‡	4,933	31,182
National Grid PLC(b)	21,154	302,076
Next PLC	881	65,626
Old Mutual PLC	29,089	79,046
Pearson PLC	5,007	59,045
Persimmon PLC	1,942	56,527
Petrofac Ltd.(a)	2,184	27,034
Provident Financial PLC	1,070	45,675
Prudential PLC(b)	14,142	279,157
Reckitt Benckiser Group PLC(b)	3,630	353,832
RELX NV	5,295	88,877
RELX PLC	6,381	113,105
Rexam PLC	5,188	47,499
Rightmove PLC	552	31,197
Rio Tinto Ltd.	2,411	94,850
Rio Tinto PLC	7,077	238,495
Rolls-Royce Holdings PLC*	11,052	108,393
Rolls-Royce Holdings PLC —
Entitlement*	784,692	1,149
Royal Bank of Scotland
Group PLC*	18,177	61,243
Royal Mail PLC	5,703	40,677
RSA Insurance Group PLC	7,336	49,337
SABMiller PLC(b)	5,428	332,770
Sage Group PLC (The)	7,075	61,356
Schroders PLC	779	28,689
Severn Trent PLC	1,487	48,511
Sky PLC	5,723	78,680
Smith & Nephew PLC	5,603	94,883
Smiths Group PLC	2,934	47,622
SSE PLC	5,590	123,651
St James’s Place PLC	3,376	42,878
Standard Chartered PLC	16,032	129,662
Standard Life PLC	11,311	54,033
Tate & Lyle PLC	4,240	36,522
Taylor Wimpey PLC	20,340	54,914

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Tesco PLC*	48,528	$122,344
Travis Perkins PLC	1,499	40,580
Unilever NV	8,820	387,563
Unilever PLC(b)	6,841	306,103
United Utilities Group PLC	4,238	58,326
Vodafone Group PLC(b)	152,729	490,422
Weir Group PLC (The)(a)	1,559	27,405
Whitbread PLC	1,051	59,614
William Hill PLC	6,041	27,672
Wm Morrison Supermarkets PLC	15,353	42,980
WPP PLC	7,520	175,816
Total United Kingdom		12,508,485

United States — 0.4%
Carnival PLC	1,100	54,739
QIAGEN NV*	1,579	35,393
Samsonite International SA	9,741	31,456
Shire PLC	3,384	211,227
Total United States		332,815
Total Common Stocks
(Cost $75,691,510)		75,541,950

Preferred Stocks — 0.6%
Germany — 0.5%
FUCHS PETROLUB SE	895	38,292
Henkel AG & Co. KGaA	1,064	121,475
Porsche Automobil Holding SE	1,043	58,213
Volkswagen AG	1,048	151,781
Total Germany		369,761

South Korea — 0.1%
Samsung Electronics Co. Ltd.	83	75,978
Total Preferred Stocks
(Cost $448,491)		445,739

Short-Term Investment — 1.0%
Money Market Fund — 1.0%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(d)
(Cost $782,161)	782,161	782,161

Investment of Cash Collateral For
Securities Loaned — 1.2%
Money Market Fund — 1.2%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(e)
(Cost $913,399)	913,399	913,399

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

Value
Total Investments — 102.2%
(Cost $77,835,561)	$77,683,249
Liabilities in Excess of
Other Assets — (2.2)%	(1,672,946)
Net Assets — 100.0%	$76,010,303

*	Non-income producing securities.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $852,868; total market value of collateral held by the Fund was $913,399.
(b)	All or a portion of these securities have been segregated as collateral for forward currency contracts. The total value of securities segregated amounted to $4,526,714.
(c)	Less than 0.05%.
(d)	Rate shown reflects the 7-day yield at April 30, 2016.
(e)	Rate shown reflects the 1-day yield at April 30, 2016.

AB — Aktiebolag (stock company)

AG — Aktiengesellschaft (public limited company)

A/S — Aktieselskab (joint stock company)

ASA — Allmeennaksjeselskap (stock company)

KGaA — Kommanditgesellschaft auf Aktien (partnership limited by shares)

K.K. — Kabushiki Kaisha

NV — Naamloze Vennootschap (public company)

OYJ — Osakeyhtiö (stock company)

PLC — Public Limited Company

REIT — Real Estate Investment Trust

RSP — Risparmio Italian Savings Shares

SA — Société Anonyme (corporation)

SE — Societas Europaea (public company)

SpA — Societa per azioni (public company)

Forward Exchange Contracts Outstanding as of April 30, 2016:

Purchase Contracts	Counterparty	Currency	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2016)	Unrealized Appreciation (Depreciation
Australian Dollar Expiring 05/10/16	Morgan Stanley	AUD	3,303,970	$2,520,469	$2,520,357	$(112)
Swiss Franc Expiring 05/10/16	Morgan Stanley	CHF	2,867,941	2,991,892	2,993,416	1,524
Danish Krone Expiring 05/10/16	Morgan Stanley	DKK	4,282,505	659,047	659,215	168
Euro Expiring 05/10/16	Morgan Stanley	EUR	9,127,353	10,455,348	10,457,116	1,768
British Pound Expiring 05/10/16	Morgan Stanley	GBP	4,831,327	7,077,021	7,077,609	588
Hong Kong Dollar Expiring 05/10/16	Morgan Stanley	HKD	9,449,144	1,218,151	1,218,244	93
Israeli Shekel Expiring 05/10/16	Morgan Stanley	ILS	982,424	262,940	263,246	306
Japanese Yen Expiring 05/10/16	Morgan Stanley	JPY	941,933,119	8,804,129	8,805,583	1,454
South Korean Won Expiring 05/10/16	Morgan Stanley	KRW	1,759,053,850	1,540,327	1,543,617	3,290
Norwegian Krone Expiring 05/10/16	Morgan Stanley	NOK	1,692,104	209,977	210,128	151
New Zealand Dollar Expiring 05/10/16	Morgan Stanley	NZD	130,372	91,078	91,112	34
Swedish Krona Expiring 05/10/16	Morgan Stanley	SEK	8,297,125	1,034,684	1,034,610	(74)
Singapore Dollar Expiring 05/10/16	Morgan Stanley	SGD	651,485	484,654	484,582	(72)
				$37,349,717	$37,358,835	$9,118

Sales Contracts	Counterparty	Currency	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2016	Unrealized Appreciation (Depreciation)
Australian Dollar Expiring 05/10/16	Morgan Stanley	AUD	(2,079,319)	$(1,596,447)	$(1,586,160)	$10,287
Australian Dollar Expiring 05/10/16	Morgan Stanley	AUD	(1,224,651)	(929,517)	(934,197)	(4,680)
Australian Dollar Expiring 06/07/16	Morgan Stanley	AUD	(3,434,716)	(2,617,140)	(2,616,956)	184
Swiss Franc Expiring 05/10/16	Morgan Stanley	CHF	(2,710,906)	(2,839,932)	(2,829,511)	10,421
Swiss Franc Expiring 05/10/16	Morgan Stanley	CHF	(157,035)	(161,887)	(163,905)	(2,018)
Swiss Franc Expiring 06/07/16	Morgan Stanley	CHF	(3,051,384)	(3,186,952)	(3,188,910)	(1,958)
Danish Krone Expiring 05/10/16	Morgan Stanley	DKK	(4,282,505)	(656,275)	(659,215)	(2,940)
Danish Krone Expiring 06/07/16	Morgan Stanley	DKK	(4,483,484)	(690,504)	(690,752)	(248)
Euro Expiring 05/10/16	Morgan Stanley	EUR	(9,127,353)	(10,415,944)	(10,457,116)	(41,172)
Euro Expiring 06/07/16	Morgan Stanley	EUR	(9,314,155)	(10,677,905)	(10,680,483)	(2,578)
British Pound Expiring 05/10/16	Morgan Stanley	GBP	(4,831,328)	(6,920,984)	(7,077,611)	(156,627)
British Pound Expiring 06/07/16	Morgan Stanley	GBP	(4,909,181)	(7,191,503)	(7,192,265)	(762)
Hong Kong Dollar Expiring 05/10/16	Morgan Stanley	HKD	(9,010,517)	(1,161,922)	(1,161,693)	229
Hong Kong Dollar Expiring 05/10/16	Morgan Stanley	HKD	(438,627)	(56,549)	(56,550)	(1)
Hong Kong Dollar Expiring 06/07/16	Morgan Stanley	HKD	(9,538,572)	(1,229,928)	(1,230,107)	(179)
Israeli Shekel Expiring 05/10/16	Morgan Stanley	ILS	(982,424)	(261,275)	(263,246)	(1,971)
Israeli Shekel Expiring 06/07/16	Morgan Stanley	ILS	(1,019,610)	(273,000)	(273,346)	(346)
Japanese Yen Expiring 05/10/16	Morgan Stanley	JPY	(941,933,119)	(8,529,655)	(8,805,583)	(275,928)
Japanese Yen Expiring 06/07/16	Morgan Stanley	JPY	(941,675,648)	(8,807,360)	(8,809,859)	(2,499)
South Korean Won Expiring 05/10/16	Morgan Stanley	KRW	(56,915,935)	(50,037)	(49,945)	92
South Korean Won Expiring 05/10/16	Morgan Stanley	KRW	(1,702,137,916)	(1,490,018)	(1,493,672)	(3,654)
South Korean Won Expiring 06/07/16	Morgan Stanley	KRW	(1,825,982,245)	(1,594,995)	(1,601,655)	(6,660)
Norwegian Krone Expiring 05/10/16	Morgan Stanley	NOK	(1,692,104)	(205,254)	(210,128)	(4,874)
Norwegian Krone Expiring 06/07/16	Morgan Stanley	NOK	(1,746,632)	(216,709)	(216,868)	(159)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)
April 30, 2016

Forward Exchange Contracts Outstanding as of April 30, 2016 (continued):

Sales Contracts	Counterparty	Currency	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2016	Unrealized Appreciation (Depreciation)
New Zealand Dollar Expiring 05/10/16	Morgan Stanley	NZD	(130,372)	$(89,867)	$(91,112)	$(1,245)
New Zealand Dollar Expiring 06/07/16	Morgan Stanley	NZD	(130,810)	(91,246)	(91,278)	(32)
Swedish Krona Expiring 05/10/16	Morgan Stanley	SEK	(8,297,125)	(1,024,479)	(1,034,610)	(10,131)
Swedish Krona Expiring 06/07/16	Morgan Stanley	SEK	(8,231,776)	(1,027,535)	(1,027,528)	7
Singapore Dollar Expiring 05/10/16	Morgan Stanley	SGD	(226,969)	(168,857)	(168,822)	35
Singapore Dollar Expiring 05/10/16	Morgan Stanley	SGD	(424,516)	(315,050)	(315,760)	(710)
Singapore Dollar Expiring 06/07/16	Morgan Stanley	SGD	(649,166)	(482,554)	(482,539)	15
				$(74,961,280)	$(75,461,382)	$(500,102)

Net Unrealized Appreciation (Depreciation)						$(490,984)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Common Stocks	$75,540,801	$1,149		$—	$75,541,950
Preferred Stocks	445,739	—		—	445,739
Short-Term Investment:
Money Market Fund	782,161	—		—	782,161
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	913,399	—		—	913,399
Total Investments in Securities	77,682,100	1,149		—	77,683,249
Other Financial Instruments:
Forward Exchange Contracts	—	30,646	(b)	—	30,646
Total Investments in Securities and Other Financial Instruments	$77,682,100	$31,795		$—	$77,713,895

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Forward Exchange Contracts	$—	$521,630	(b)	$—	$521,630
Total Other Financial Instruments	$—	$521,630		$—	$521,630

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	The value listed for these securities reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF
April 30, 2016

	Shares	Value
Common Stocks — 98.9%
Australia — 0.4%
BHP Billiton PLC	12,346	$168,757

Austria — 0.3%
ANDRITZ AG(a)	427	23,920
Erste Group Bank AG*	1,664	47,875
OMV AG	851	25,547
Raiffeisen Bank International AG*	692	11,060
Telekom Austria AG	443	2,782
Vienna Insurance Group AG
Wiener Versicherung Gruppe	218	4,921
voestalpine AG	661	23,833
Total Austria		139,938

Belgium — 2.2%
Ackermans & van Haaren NV	145	18,883
Ageas	1,192	46,774
Anheuser-Busch InBev NV	4,663	577,337
bpost SA	587	16,563
Colruyt SA	368	21,192
Delhaize Group	593	62,166
Groupe Bruxelles Lambert SA	453	40,018
KBC Groep NV	1,601	89,907
Proximus SA(a)	819	27,555
Solvay SA	412	41,648
Telenet Group Holding NV*	280	13,918
UCB SA(a)	703	52,619
Umicore SA(a)	540	26,920
Total Belgium		1,035,500

Chile — 0.0%(b)
Antofagasta PLC	2,083	14,744

Denmark — 3.0%
AP Moeller — Maersk A/S, Class A	26	35,409
AP Moeller — Maersk A/S, Class B	37	52,041
Carlsberg A/S, Class B	618	60,199
Chr Hansen Holding A/S	504	31,373
Coloplast A/S, Class B	585	43,877
Danske Bank A/S	4,450	125,865
DSV A/S	1,069	44,992
Genmab A/S*	316	46,829
H Lundbeck A/S*	341	11,392
ISS A/S	1,072	40,714
Jyske Bank A/S	399	16,339
Novo Nordisk A/S, Class B	10,775	601,734
Novozymes A/S, Class B	1,297	62,172
Pandora A/S	658	85,461
TDC A/S	4,731	24,215
Tryg A/S(a)	653	12,330
Vestas Wind Systems A/S	1,277	91,379
William Demant Holding A/S*	138	14,186
Total Denmark		1,400,507

Finland — 1.6%
Elisa OYJ	920	34,362
Fortum OYJ	2,601	39,204
Kesko OYJ, Class B	390	15,585
Kone OYJ, Class B	2,202	100,479
Metso OYJ	798	19,185
Neste Oyj(a)	750	24,001
Nokia OYJ	33,419	197,124
Nokian Renkaat OYJ	770	28,415

	Shares	Value
Common Stocks (continued)
Finland (continued)
Orion OYJ, Class B	599	$20,898
Sampo OYJ, Class A	2,732	119,312
Stora Enso OYJ, Class R	3,401	29,682
UPM-Kymmene OYJ	3,096	59,147
Wartsila OYJ Abp	907	38,894
Total Finland		726,288

France — 14.6%
Accor SA(a)	1,185	52,505
Aeroports de Paris	166	20,895
Air Liquide SA	2,000	226,779
Airbus Group SE	3,236	202,404
Alstom SA*	878	22,445
Arkema SA	407	32,482
Atos SE	517	46,004
AXA SA	11,250	283,667
BioMerieux	83	10,709
BNP Paribas SA	5,694	301,560
Bollore SA	5,832	23,112
Bouygues SA	1,115	37,188
Bureau Veritas SA	1,498	35,516
Capgemini SA	929	86,750
Carrefour SA	3,178	90,070
Casino Guichard Perrachon SA	335	19,937
Christian Dior SE	303	53,219
Cie de Saint-Gobain	2,653	121,529
Cie Generale des Etablissements
Michelin	1,056	110,245
CNP Assurances	964	16,413
Credit Agricole SA	6,154	68,081
Danone SA	3,309	231,832
Dassault Systemes	740	57,888
Edenred	1,179	23,253
Eiffage SA	372	29,582
Electricite de France SA	1,541	22,142
Engie SA	8,317	137,173
Essilor International SA	1,165	150,846
Euler Hermes Group	68	6,464
Eurazeo SA	223	15,708
Eutelsat Communications SA	956	29,701
Faurecia	437	18,054
Fonciere Des Regions*	209	19,782
Gecina SA	234	33,850
Groupe Eurotunnel SE	2,715	34,672
Hermes International	140	49,868
ICADE	206	16,221
Iliad SA	137	29,947
Imerys SA	213	15,726
Ingenico Group SA	319	37,633
Ipsen SA	202	12,227
JCDecaux SA	401	17,717
Kering	431	73,874
Klepierre	1,187	55,843
Lagardere SCA	663	17,595
Legrand SA	1,546	88,075
L’Oreal SA	1,384	251,169
LVMH Moet Hennessy Louis
Vuitton SE	1,463	243,136
Natixis SA	5,563	30,692
Numericable-SFR SAS	537	17,581
Orange SA	11,139	184,736

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
France (continued)
Orpea	235	$19,382
Pernod Ricard SA	1,232	133,036
Peugeot SA*	2,253	36,269
Publicis Groupe SA	1,107	81,944
Remy Cointreau SA	138	11,456
Renault SA	1,005	97,013
Rexel SA	1,752	26,548
Safran SA	1,716	118,259
Sanofi	6,590	544,276
Sartorius Stedim Biotech*	23	8,785
Schneider Electric SE*	3,231	210,343
SCOR SE	911	31,026
SEB SA	161	18,047
Societe BIC SA	160	22,715
Societe Generale SA	4,267	167,387
Sodexo SA	533	53,837
Suez	1,913	35,276
Technip SA*	652	38,167
Teleperformance	331	29,722
Thales SA	602	52,057
TOTAL SA	12,233	615,506
Unibail-Rodamco SE	575	154,107
Valeo SA	454	71,992
Veolia Environnement SA	2,715	66,717
Vinci SA	2,716	202,947
Vivendi SA	6,860	131,685
Wendel SA	171	19,762
Zodiac Aerospace	1,124	26,359
Total France		6,839,117

Germany — 13.0%
adidas AG	1,169	150,762
Allianz SE	2,657	451,153
Axel Springer SE	265	14,800
BASF SE	5,392	445,578
Bayer AG	4,829	557,237
Bayerische Motoren Werke AG	1,899	175,089
Beiersdorf AG	583	52,324
Brenntag AG	902	52,905
Commerzbank AG	6,063	56,665
Continental AG	631	138,617
Daimler AG	5,576	387,595
Deutsche Bank AG	8,059	152,024
Deutsche Boerse AG	1,091	89,582
Deutsche Lufthansa AG(a)	1,348	20,936
Deutsche Post AG	5,560	163,279
Deutsche Telekom AG	18,500	323,873
Deutsche Wohnen AG	1,966	60,223
E.ON SE	10,940	112,884
Evonik Industries AG	764	24,208
Fielmann AG	147	10,841
Fraport AG Frankfurt Airport
Services Worldwide	215	13,017
Fresenius Medical Care
AG & Co. KGaA	1,236	107,236
Fresenius SE & Co. KGaA	2,287	166,385
FUCHS PETROLUB SE	184	6,786
GEA Group AG	1,024	47,488
Hannover Rueck SE	352	40,147
HeidelbergCement AG	812	72,161
Hella KGaA Hueck & Co.	169	6,460

	Shares	Value
Common Stocks (continued)
Germany (continued)
Henkel AG & Co. KGaA	683	$69,411
HOCHTIEF AG	114	14,617
HUGO BOSS AG	375	23,919
Infineon Technologies AG	6,541	93,085
K+S AG(a)	1,131	28,214
KION Group AG*	385	20,981
LANXESS AG	535	27,982
LEG Immobilien AG*	367	33,968
Linde AG	1,081	165,166
MAN SE	206	22,356
Merck KGaA*	750	70,499
METRO AG	965	30,671
MTU Aero Engines AG	297	28,037
Muenchener Rueckversicherungs-
Gesellschaft AG	853	158,222
OSRAM Licht AG	494	25,786
ProSiebenSat.1 Media SE	1,235	62,974
Rational AG*	24	12,187
RWE AG*	2,820	42,134
SAP SE	5,213	407,919
Siemens AG	4,440	463,377
Suedzucker AG	438	7,726
Symrise AG	702	46,521
Talanx AG	216	7,168
Telefonica Deutschland Holding AG	3,990	20,263
thyssenkrupp AG	2,465	57,341
TUI AG	2,755	39,995
United Internet AG	690	33,694
Volkswagen AG	168	26,621
Vonovia SE	2,716	91,410
Wacker Chemie AG	87	8,343
Wirecard AG(a)	658	28,424
Zalando SE*(c)	609	20,186
Total Germany		6,089,452

Ireland — 1.1%
Bank of Ireland*	160,843	48,819
CRH PLC(d)	4,745	138,185
Experian PLC	5,613	102,863
Glanbia PLC	1,015	19,135
Kerry Group PLC, Class A	850	75,810
Paddy Power Betfair PLC	478	64,070
Ryanair Holdings PLC	1,399	21,127
Smurfit Kappa Group PLC	1,384	36,697
Total Ireland		506,706

Italy — 3.3%
Assicurazioni Generali SpA	7,368	112,407
Atlantia SpA	2,777	77,353
Banca Mediolanum SpA	1,500	12,344
Banca Monte dei Paschi
di Siena SpA*(a)	14,370	11,628
Banco Popolare SC	2,129	15,033
Davide Campari-Milano SpA	1,657	15,999
Enel SpA	44,610	202,230
Eni SpA	14,404	234,266
EXOR SpA	604	22,691
Ferrari NV*	766	34,497
FinecoBank Banca Fineco SpA(a)	1,244	9,988
Finmeccanica SpA*(a)	2,241	28,311
Intesa Sanpaolo SpA	70,386	195,092

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Italy (continued)
Intesa Sanpaolo SpA-RSP(a)	5,456	$14,348
Luxottica Group SpA	1,019	55,519
Mediaset SpA	4,459	20,071
Mediobanca SpA	3,243	26,651
Parmalat SpA	1,816	5,067
Prysmian SpA	1,187	27,993
Recordati SpA	597	15,173
Saipem SpA*	32,995	15,796
Salvatore Ferragamo SpA	271	6,273
Snam SpA	14,309	87,352
Telecom Italia SpA*	57,101	55,590
Telecom Italia SpA-RSP	35,229	27,639
Terna Rete Elettrica Nazionale SpA	8,333	46,996
UniCredit SpA	28,606	110,545
Unione di Banche Italiane SpA	5,143	21,807
UnipolSai SpA	6,044	14,108
Total Italy		1,522,767

Jersey — 0.1%
Randgold Resources Ltd.	538	53,356

Jordan — 0.1%
Hikma Pharmaceuticals PLC	797	25,732

Luxembourg — 0.4%
ArcelorMittal	9,921	56,042
Eurofins Scientific SE	49	18,186
RTL Group SA(a)	223	18,635
SES SA	1,721	46,963
Tenaris SA	2,758	37,212
Total Luxembourg		177,038

Mexico — 0.0%(b)
Fresnillo PLC	1,011	16,484

Netherlands — 5.9%
ABN AMRO Group NV*(c)	1,247	26,665
Aegon NV	11,121	63,840
Akzo Nobel NV	1,441	102,146
Altice NV, Class A*(a)	2,242	34,024
Altice NV, Class B*	697	10,653
ASML Holding NV*	1,868	180,575
Boskalis Westminster NV(a)	447	18,638
Gemalto NV(a)	469	30,511
GrandVision NV(c)	279	7,669
Heineken Holding NV	572	47,229
Heineken NV	1,276	119,621
ING Groep NV	22,573	276,508
Koninklijke Ahold NV	4,876	106,110
Koninklijke DSM NV	1,016	62,326
Koninklijke KPN NV	18,142	71,376
Koninklijke Philips NV	5,407	148,630
Koninklijke Vopak NV	389	21,139
NN Group NV	1,948	67,514
OCI NV*(a)	481	9,512
Randstad Holding NV	639	34,329
Royal Dutch Shell PLC, Class A(d)	24,599	641,245
Royal Dutch Shell PLC, Class B	21,890	572,711
TNT Express NV*	2,761	25,068
Wolters Kluwer NV	1,715	65,283
Total Netherlands		2,743,322

	Shares	Value
Common Stocks (continued)
Norway — 0.9%
DNB ASA	6,256	$80,100
Gjensidige Forsikring ASA	1,013	17,348
Marine Harvest ASA*	2,179	33,907
Norsk Hydro ASA(a)	7,956	34,611
Orkla ASA	4,561	39,819
Schibsted ASA, Class A	479	13,973
Schibsted ASA, Class B*	533	15,151
Statoil ASA	5,581	98,627
Telenor ASA	4,046	69,641
Yara International ASA	1,020	40,839
Total Norway		444,016

Portugal — 0.2%
Banco Comercial Portugues SA,
Class R*(a)	245,012	10,860
EDP — Energias de Portugal SA	11,244	39,975
Galp Energia SGPS SA	2,780	38,193
Jeronimo Martins SGPS SA	1,442	23,601
Total Portugal		112,629

Russia — 0.0%(b)
Polymetal International PLC	1,492	15,496

South Africa — 0.1%
Investec PLC	3,026	23,183
Mondi PLC	2,136	40,928
Total South Africa		64,111

Spain — 4.9%
Abertis Infraestructuras SA	2,875	48,488
Acciona SA	151	12,096
Acerinox SA	800	9,451
ACS Actividades de Construccion y
Servicios SA	974	32,212
Aena SA*(c)	375	53,495
Amadeus IT Holding SA, Class A	2,393	108,920
Banco Bilbao Vizcaya
Argentaria SA	37,178	254,767
Banco de Sabadell SA*	505	965
Banco de Sabadell SA	27,813	53,167
Banco Popular Espanol SA	9,331	25,382
Banco Santander SA(a)	84,217	426,440
Bankia SA	26,924	25,071
Bankinter SA	4,092	31,195
CaixaBank SA	14,961	45,049
Corp. Financiera Alba SA	110	4,513
Distribuidora Internacional de
Alimentacion SA*	3,572	19,826
EDP Renovaveis SA	1,176	9,173
Enagas SA	1,325	40,376
Endesa SA	1,856	38,976
Ferrovial SA	2,772	59,657
Gamesa Corp. Tecnologica SA	1,327	26,134
Gas Natural SDG SA	1,811	37,678
Grifols SA	1,929	41,967
Iberdrola SA	32,963	234,227
Industria de Diseno Textil SA	6,196	198,953
Mapfre SA	6,046	15,338
Mediaset Espana
Comunicacion SA	1,132	14,703
Red Electrica Corp. SA	632	56,440
Repsol SA	6,317	82,807

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Spain (continued)
Telefonica SA	25,022	$272,890
Zardoya Otis SA(a)	1,066	11,318
Total Spain		2,291,674

Sweden — 4.5%
Alfa Laval AB	1,818	28,689
Assa Abloy AB, B Shares	5,477	114,968
Atlas Copco AB, A Shares	3,614	93,611
Atlas Copco AB, B Shares	2,280	54,766
Boliden AB	1,603	27,974
Electrolux AB	1,289	37,437
Getinge AB, B Shares	1,069	22,626
Hennes & Mauritz AB, B Shares*	5,535	196,977
Hexagon AB, B Shares	1,492	59,550
Husqvarna AB, B Shares	2,232	17,806
Industrivarden AB, A Shares	1,127	22,154
Industrivarden AB, C Shares	961	17,513
Investment AB Kinnevik, B Shares	1,185	34,121
Investment AB Latour, B Shares(a)	175	7,489
Investor AB, B Shares	2,626	96,465
Lundin Petroleum AB*	1,031	19,329
Meda AB, A Shares	1,597	29,482
Melker Schorling AB	57	3,791
Nordea Bank AB	18,559	180,328
Sandvik AB(a)	6,306	64,770
Securitas AB, B Shares	1,809	28,592
Skandinaviska Enskilda Banken
AB, A Shares	8,491	81,180
Skanska AB, B Shares	2,090	46,008
SKF AB, A Shares	83	1,525
SKF AB, B Shares	2,197	40,503
Svenska Cellulosa AB SCA, B Shares	3,470	109,388
Svenska Handelsbanken AB,
A Shares	8,422	112,224
Svenska Handelsbanken AB,
B Shares(a)	186	2,585
Swedbank AB, A Shares	6,099	131,674
Swedish Match AB	1,118	35,495
Tele2 AB, B Shares	1,816	17,340
Telefonaktiebolaget LM Ericsson,
B Shares	17,426	141,190
Telia Co. AB	15,174	72,537
Trelleborg AB, B Shares	1,435	26,169
Volvo AB, B Shares	9,020	105,688
Total Sweden		2,081,944

Switzerland — 14.5%
ABB Ltd.*	11,518	243,698
Actelion Ltd.*	575	92,984
Adecco SA	943	60,751
Aryzta AG*	484	18,810
Baloise Holding AG	270	33,437
Banque Cantonale Vaudoise	17	11,732
Barry Callebaut AG*	11	12,934
Chocoladefabriken Lindt &
Spruengli AG	1	73,229
Chocoladefabriken Lindt &
Spruengli AG	6	36,745
Cie Financiere Richemont SA	2,978	198,223
Clariant AG*	1,595	30,203
Coca-Cola HBC AG*(a)	1,131	23,195

	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Credit Suisse Group AG*	11,397	$173,244
DKSH Holding AG	160	10,466
Dufry AG*	274	36,076
EMS-Chemie Holding AG	42	20,781
Galenica AG	28	40,956
GAM Holding AG*	911	11,881
Geberit AG	220	84,534
Givaudan SA	54	106,479
Glencore PLC*	68,169	162,673
Helvetia Holding AG	35	18,842
Julius Baer Group Ltd.*	1,274	54,509
Kuehne + Nagel International AG	294	42,390
LafargeHolcim Ltd.*	2,821	142,948
Lonza Group AG*	303	50,453
Nestle SA	18,297	1,364,878
Novartis AG	12,460	951,562
Pargesa Holding SA	163	11,334
Partners Group Holding AG	106	43,683
PSP Swiss Property AG	225	21,690
Roche Holding AG	4,104	1,038,310
Roche Holding AG	159	40,725
Schindler Holding AG — Participating
Certificate	236	43,014
Schindler Holding AG — Registered	121	22,256
SGS SA	30	66,072
Sika AG	12	51,117
Sonova Holding AG	303	40,526
STMicroelectronics NV	3,617	22,222
Straumann Holding AG	56	19,426
Sulzer AG(a)	66	6,028
Swatch Group AG (The) — Bearer	177	60,496
Swatch Group AG (The) —
Registered	279	18,658
Swiss Life Holding AG*	187	47,233
Swiss Prime Site AG*	371	32,533
Swiss Re AG	1,999	177,480
Swisscom AG	133	67,506
Syngenta AG	534	213,934
UBS Group AG	20,522	355,415
Wolseley PLC	1,489	83,345
Zurich Insurance Group AG*	871	195,100
Total Switzerland		6,786,716

United Kingdom — 27.1%
3i Group PLC	5,627	39,039
Aberdeen Asset Management PLC	5,777	25,278
Admiral Group PLC	1,170	31,828
Aggreko PLC	1,396	22,229
Anglo American PLC	7,635	85,383
ARM Holdings PLC	8,236	113,109
Ashmore Group PLC	2,293	10,316
Ashtead Group PLC	2,977	39,576
Associated British Foods PLC	2,028	91,026
AstraZeneca PLC(d)	7,372	424,195
Auto Trader Group PLC(c)	5,745	31,559
Aviva PLC(d)	23,641	149,748
Babcock International Group PLC	1,487	20,639
BAE Systems PLC	18,490	129,282
Barclays PLC	97,921	246,007
Barratt Developments PLC	5,804	45,275
Bellway PLC	712	25,522

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Berkeley Group Holdings PLC	744	$32,642
Booker Group PLC	9,751	23,141
BP PLC(d)	108,085	591,773
British American Tobacco PLC(d)	10,883	664,803
British Land Co. PLC (The)	5,987	63,059
BT Group PLC	48,931	317,682
Bunzl PLC	1,928	57,588
Burberry Group PLC	2,572	44,798
Capita PLC	3,869	56,734
Capital & Counties Properties PLC	4,304	22,288
Centrica PLC	29,524	103,107
CNH Industrial NV	5,358	41,116
Cobham PLC(a)	6,747	15,221
Compass Group PLC	9,616	171,714
Croda International PLC*	797	35,154
CYBG PLC*	5,088	16,528
Daily Mail & General Trust PLC,
Class A	1,551	15,859
DCC PLC	515	45,718
Derwent London PLC	586	28,191
Diageo PLC(d)	14,726	398,222
Direct Line Insurance Group PLC	8,024	42,539
Dixons Carphone PLC	5,800	36,127
DS Smith PLC	5,478	30,598
easyJet PLC	1,278	27,577
Fiat Chrysler Automobiles NV	5,105	40,988
G4S PLC	9,227	25,465
GKN PLC	10,016	40,892
GlaxoSmithKline PLC(d)	28,412	607,247
Halma PLC	2,231	29,152
Hammerson PLC	4,574	39,164
Hargreaves Lansdown PLC	1,281	24,132
Henderson Group PLC	6,259	23,436
Howden Joinery Group PLC	3,618	26,182
HSBC Holdings PLC(d)	114,118	756,451
ICAP PLC	3,188	21,879
IMI PLC	1,602	21,942
Imperial Brands PLC	5,626	306,461
Inchcape PLC	2,516	24,971
Informa PLC	3,833	36,750
Inmarsat PLC	2,655	36,151
InterContinental Hotels Group PLC	1,380	55,168
International Consolidated
Airlines Group SA	5,944	45,714
Intertek Group PLC	925	44,133
Intu Properties PLC	5,587	24,905
ITV PLC	21,883	72,191
J Sainsbury PLC	8,380	35,465
John Wood Group PLC	2,177	19,916
Johnson Matthey PLC	1,124	47,536
Just Eat PLC*	2,716	15,258
Kingfisher PLC	13,320	71,006
Land Securities Group PLC	4,583	75,998
Legal & General Group PLC(d)	34,707	113,429
Lloyds Banking Group PLC	374,277	367,731
London Stock Exchange Group PLC	1,815	72,133
Marks & Spencer Group PLC	9,479	58,806
Meggitt PLC	4,532	27,266
Melrose Industries PLC	856	4,681
Merlin Entertainments PLC(c)	4,200	26,548

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Micro Focus International PLC	1,116	$24,997
National Grid PLC	22,046	314,814
Next PLC	845	62,944
Old Mutual PLC	28,564	77,620
Pearson PLC	4,831	56,969
Pennon Group PLC	2,445	29,083
Persimmon PLC	1,773	51,608
Petrofac Ltd.(a)	1,543	19,100
Provident Financial PLC	852	36,370
Prudential PLC	14,905	294,218
Reckitt Benckiser Group PLC(d)	3,668	357,537
RELX NV	5,418	90,942
RELX PLC	6,531	115,764
Rentokil Initial PLC	10,756	27,747
Rexam PLC	4,088	37,428
Rightmove PLC	528	29,840
Rio Tinto PLC	7,060	237,922
Rolls-Royce Holdings PLC*	10,751	105,441
Rolls-Royce Holdings PLC —
Entitlement*	763,321	1,118
Royal Bank of Scotland Group PLC*	18,933	63,790
Royal Mail PLC	5,311	37,881
RSA Insurance Group PLC	5,936	39,922
SABMiller PLC	5,579	342,027
Sage Group PLC (The)	6,279	54,453
Schroders PLC	651	23,975
Segro PLC	4,407	26,966
Severn Trent PLC	1,356	44,237
Sky PLC	6,116	84,083
Smith & Nephew PLC	5,243	88,786
Smiths Group PLC	2,287	37,121
Sports Direct International PLC*	1,488	8,397
SSE PLC	5,895	130,397
St James’s Place PLC	3,026	38,432
Standard Chartered PLC	15,688	126,880
Standard Life PLC	11,438	54,640
TalkTalk Telecom Group PLC	3,128	12,253
Tate & Lyle PLC	2,761	23,782
Taylor Wimpey PLC	18,876	50,962
Tesco PLC*	47,499	119,749
Travis Perkins PLC	1,456	39,416
Unilever NV	9,084	399,163
Unilever PLC	7,050	315,455
United Utilities Group PLC	3,981	54,790
Vodafone Group PLC(d)	155,334	498,787
Weir Group PLC (The)(a)	1,236	21,727
Whitbread PLC	1,064	60,351
William Hill PLC	5,248	24,040
Wm Morrison Supermarkets PLC	12,656	35,430
WPP PLC	7,576	177,126
Total United Kingdom		12,657,817

United States — 0.7%
Cable & Wireless
Communications PLC	16,483	17,771
Carnival PLC	1,064	52,948
QIAGEN NV*	1,302	29,184
Shire PLC	3,419	213,412
Total United States		313,315
Total Common Stocks
(Cost $47,578,078)		46,227,426

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)
April 30, 2016

	Shares	Value
Preferred Stocks — 0.9%
Germany — 0.8%
Bayerische Motoren Werke AG	318	$25,259
FUCHS PETROLUB SE	393	16,814
Henkel AG & Co. KGaA	1,012	115,538
Porsche Automobil Holding SE	894	49,897
RWE AG	213	2,331
Sartorius AG	50	12,338
Volkswagen AG	1,068	154,678
Total Germany		376,855

Spain — 0.1%
Grifols SA, Class B	1,510	23,789
Total Preferred Stocks
(Cost $421,544)		400,644

Short-Term Investment — 1.0%
Money Market Fund — 1.0%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(e)
(Cost $460,087)	460,087	460,087

Investment of Cash Collateral
For Securities Loaned — 2.2%
Money Market Fund — 2.2%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(f)
(Cost $1,006,432)	1,006,432	1,006,432

Value
Total Investments — 103.0%
(Cost $49,466,141)	$48,094,589
Liabilities in Excess of
Other Assets — (3.0)%	(1,371,067)
Net Assets — 100.0%	$46,723,522

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $936,945; total market value of collateral held by the Fund was $1,006,432.
(b)	Less than 0.05%.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(d)	All or a portion of these securities have been segregated as collateral for forward foreign currency contracts. The total value of securities segregated amounted to $2,523,424.
(e)	Rate shown reflects the 7-day yield at April 30, 2016.
(f)	Rate shown reflects the 1-day yield at April 30, 2016.

AG — Aktiengesellschaft (public limited company)

A/S — Aktieselskab (joint stock company)

ASA — Allmeennaksjeselskap (stock company)

KGaA — Kommanditgesellschaft auf Aktien (partnership limited by shares)

NV — Naamloze Vennootschap (public company)

OYJ — Osakeyhtiö (stock company)

PLC — Public Limited Company

RSP — Risparmio Italian Savings Shares

SA — Société Anonyme (corporation)

SE — Societas Europaea (public company)

SpA — Societa per azioni (public company)

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Europe ETF (continued)
April 30, 2016

Forward Exchange Contracts Outstanding as of April 30, 2016:

Purchase Contracts	Counterparty	Currency	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2016	Unrealized Appreciation (Depreciation)
Swiss Franc Expiring 05/10/16	Morgan Stanley	CHF	2,965,796	$3,093,976	$3,095,552	$1,576
Danish Krone Expiring 05/10/16	Morgan Stanley	DKK	4,377,421	673,654	673,826	172
Euro Expiring 05/10/16	Morgan Stanley	EUR	9,334,199	10,692,289	10,694,098	1,809
British Pound Expiring 05/10/16	Morgan Stanley	GBP	4,918,021	7,204,012	7,204,611	599
Norwegian Krone Expiring 05/10/16	Morgan Stanley	NOK	1,735,190	215,324	215,478	154
Swedish Krona Expiring 05/10/16	Morgan Stanley	SEK	8,421,156	1,050,151	1,050,076	(74)
				$22,929,406	$22,933,641	$4,236

Sales Contracts	Counterparty	Currency	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2016	Unrealized Appreciation (Depreciation)
Swiss Franc Expiring 05/10/16	Morgan Stanley	CHF	(2,965,797)	$(3,105,274)	$(3,095,554)	$9,720
Swiss Franc Expiring 06/07/16	Morgan Stanley	CHF	(3,118,319)	(3,256,861)	(3,258,862)	(2,001)
Danish Krone Expiring 05/10/16	Morgan Stanley	DKK	(4,377,422)	(670,564)	(673,826)	(3,262)
Danish Krone Expiring 06/07/16	Morgan Stanley	DKK	(4,557,742)	(701,941)	(702,192)	(251)
Euro Expiring 05/10/16	Morgan Stanley	EUR	(9,334,199)	(10,647,326)	(10,694,098)	(46,772)
Euro Expiring 06/07/16	Morgan Stanley	EUR	(9,487,510)	(10,876,642)	(10,879,268)	(2,626)
British Pound Expiring 05/10/16	Morgan Stanley	GBP	(4,918,021)	(7,020,462)	(7,204,611)	(184,149)
British Pound Expiring 06/07/16	Morgan Stanley	GBP	(4,997,529)	(7,320,925)	(7,321,700)	(775)
Norwegian Krone Expiring 05/10/16	Morgan Stanley	NOK	(1,735,190)	(210,249)	(215,478)	(5,229)
Norwegian Krone Expiring 06/07/16	Morgan Stanley	NOK	(1,787,686)	(221,803)	(221,966)	(163)
Swedish Krona Expiring 05/10/16	Morgan Stanley	SEK	(8,421,157)	(1,038,567)	(1,050,076)	(11,510)
Swedish Krona Expiring 06/07/16	Morgan Stanley	SEK	(8,364,879)	(1,044,149)	(1,044,142)	7
				$(46,114,763)	$(46,361,773)	$(247,011)

Net Unrealized Appreciation (Depreciation)						$(242,775)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Common Stocks	$46,226,308	$1,118		$—	$46,227,426
Preferred Stocks	400,644	—		—	400,644
Short-Term Investment:
Money Market Fund	460,087	—		—	460,087
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	1,006,432	—		—	1,006,432
Total Investments in Securities	48,093,471	1,118		—	48,094,589
Other Financial Instruments:
Forward Exchange Contracts	—	14,037	(b)	—	14,037
Total Investments in Securities and Other Financial Instruments	$48,093,471	$15,155		$—	$48,108,626

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Forward Exchange Contracts	$—	$256,812	(b)	$—	$256,812
Total Other Financial Instruments	$—	$256,812		$—	$256,812

(a)	For a complete listing of investments and their countries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF
April 30, 2016

	Shares	Value
Common Stocks — 102.3%
Consumer Discretionary — 21.0%
ABC-Mart, Inc.	209	$13,986
Aisin Seiki Co., Ltd.	1,583	64,063
Aoyama Trading Co., Ltd.	412	15,865
Asics Corp.	1,474	30,459
ASKUL Corp.	173	7,001
Autobacs Seven Co., Ltd.	620	10,952
Bandai Namco Holdings, Inc.	1,632	35,692
Benesse Holdings, Inc.	586	17,006
Bic Camera, Inc.	1,282	12,952
Bridgestone Corp.	5,382	207,041
Calsonic Kansei Corp.	1,320	9,462
Canon Marketing Japan, Inc.	379	6,992
Casio Computer Co., Ltd.	1,920	37,953
CyberAgent, Inc.	401	19,489
Daihatsu Motor Co., Ltd.	1,747	24,492
Denso Corp.	4,212	167,346
Dentsu, Inc.	1,857	98,408
Don Quijote Holdings Co., Ltd.	976	36,260
Exedy Corp.	241	5,847
Fast Retailing Co., Ltd.	427	116,473
Fuji Heavy Industries Ltd.	5,248	182,266
Fuji Media Holdings, Inc.	237	2,760
H2O Retailing Corp.	724	12,322
Hakuhodo DY Holdings, Inc.	1,991	23,409
Haseko Corp.	2,335	22,260
Heiwa Corp.	445	9,587
Hikari Tsushin, Inc.	195	15,018
HIS Co., Ltd.	307	7,819
Honda Motor Co., Ltd.	15,028	420,312
Iida Group Holdings Co., Ltd.	1,324	25,875
Isetan Mitsukoshi Holdings Ltd.	3,031	33,541
Isuzu Motors Ltd.	4,622	51,644
Izumi Co., Ltd.	328	13,151
J Front Retailing Co., Ltd.	2,073	25,982
Koito Manufacturing Co., Ltd.	955	43,200
Komeri Co., Ltd.	233	5,997
K’s Holdings Corp.	332	11,465
Laox Co., Ltd.*	2,212	2,419
Marui Group Co., Ltd.	1,963	31,061
Mazda Motor Corp.	4,741	77,300
Mitsubishi Motors Corp.	5,172	21,704
NGK Spark Plug Co., Ltd.	1,635	34,398
NHK Spring Co., Ltd.	1,389	12,800
Nifco, Inc.	350	17,337
Nikon Corp.	2,939	44,252
Nippon Television Holdings, Inc.	260	4,355
Nissan Motor Co., Ltd.	21,074	196,962
Nissan Shatai Co., Ltd.	638	6,523
Nitori Holdings Co., Ltd.	618	59,377
NOK Corp.	951	16,585
Oriental Land Co., Ltd.	1,624	115,355
PanaHome Corp.	635	5,116
Panasonic Corp.	17,827	165,682
Rakuten, Inc.	7,014	80,009
Resorttrust, Inc.	546	11,752
Rinnai Corp.	313	28,581
Ryohin Keikaku Co., Ltd.	200	46,114
Sankyo Co., Ltd.	427	16,642
Sanrio Co., Ltd.	496	10,041
Sega Sammy Holdings, Inc.	1,667	18,727
Sekisui Chemical Co., Ltd.	3,095	40,121

	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Sekisui House Ltd.	4,906	$88,564
Sharp Corp.*	11,857	16,401
Shimachu Co., Ltd.	416	9,988
Shimamura Co., Ltd.	183	25,365
Shimano, Inc.	660	99,190
Shochiku Co., Ltd.	983	9,996
SKY Perfect JSAT Holdings, Inc.	1,086	5,938
Skylark Co., Ltd.	816	10,685
Sony Corp.	10,527	273,321
Stanley Electric Co., Ltd.	1,254	26,863
Start Today Co., Ltd.	408	17,694
Sumitomo Electric Industries Ltd.	6,393	80,364
Sumitomo Forestry Co., Ltd.	1,139	13,669
Sumitomo Rubber Industries Ltd.	1,493	23,722
Suzuki Motor Corp.	3,425	98,433
Takashimaya Co., Ltd.	2,516	18,977
Toho Co., Ltd.	971	25,501
Tokai Rika Co., Ltd.	411	7,986
Tokyo Broadcasting System
Holdings, Inc.	291	4,158
Toyo Tire & Rubber Co., Ltd.	839	13,182
Toyoda Gosei Co., Ltd.	619	11,866
Toyota Boshoku Corp.	522	10,109
Toyota Industries Corp.	1,364	62,020
Toyota Motor Corp.	23,082	1,219,736
TS Tech Co., Ltd.	434	10,372
TV Asahi Holdings Corp.	183	3,142
USS Co., Ltd.	1,835	30,082
Wacoal Holdings Corp.	1,065	13,238
Yamada Denki Co., Ltd.	5,962	30,647
Yamaha Corp.	1,439	43,038
Yamaha Motor Co., Ltd.	2,336	40,412
Yokohama Rubber Co., Ltd. (The)	870	15,287
Total Consumer Discretionary		5,267,506

Consumer Staples — 9.2%
Aeon Co., Ltd.	5,791	88,953
Ajinomoto Co., Inc.	4,334	103,494
Asahi Group Holdings Ltd.	3,185	104,455
Calbee, Inc.	624	25,224
Coca-Cola East Japan Co., Ltd.	633	11,939
Coca-Cola West Co., Ltd.	528	14,755
Cosmos Pharmaceutical Corp.	75	12,968
Ezaki Glico Co., Ltd.	432	22,570
FamilyMart Co., Ltd.	507	27,436
House Foods Group, Inc.	618	12,176
Ito En Ltd.	473	14,854
Japan Tobacco, Inc.	8,703	368,471
Kagome Co., Ltd.	632	13,786
Kao Corp.	4,202	240,193
Kewpie Corp.	951	25,696
Kikkoman Corp.	1,484	49,030
Kirin Holdings Co., Ltd.	7,035	104,642
Kobayashi Pharmaceutical
Co., Ltd.	265	21,845
Kose Corp.	243	23,302
Lawson, Inc.	549	43,614
Lion Corp.	2,087	26,293
Matsumotokiyoshi Holdings
Co., Ltd.	331	16,860
MEIJI Holdings Co., Ltd.	1,143	91,658

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Mitsubishi Shokuhin Co., Ltd.	121	$3,182
NH Foods Ltd.	1,632	37,080
Nichirei Corp.	1,909	17,128
Nisshin Seifun Group, Inc.	2,211	37,175
Nissin Foods Holdings Co., Ltd.	617	29,294
Pigeon Corp.	900	24,638
Pola Orbis Holdings, Inc.	162	13,309
Sapporo Holdings Ltd.	2,830	15,579
Seven & i Holdings Co., Ltd.	6,537	277,561
Shiseido Co., Ltd.	3,273	76,017
Sugi Holdings Co., Ltd.	301	14,966
Sundrug Co., Ltd.	288	21,211
Suntory Beverage & Food Ltd.	1,058	47,365
Takara Holdings, Inc.	1,478	12,916
Toyo Suisan Kaisha Ltd.	759	27,666
Tsuruha Holdings, Inc.	296	29,214
Unicharm Corp.	2,860	61,279
UNY Group Holdings Co., Ltd.	1,786	13,354
Welcia Holdings Co., Ltd.	218	11,858
Yakult Honsha Co., Ltd.	855	44,031
Yamazaki Baking Co., Ltd.	1,214	29,637
Total Consumer Staples		2,308,674

Energy — 0.9%
Cosmo Energy Holdings Co., Ltd.	555	7,278
Idemitsu Kosan Co., Ltd.	842	18,541
Inpex Corp.	7,691	63,845
Japan Petroleum Exploration
Co., Ltd.	261	6,267
JX Holdings, Inc.	20,208	88,881
Showa Shell Sekiyu K.K.	1,605	17,221
TonenGeneral Sekiyu K.K.	2,494	24,405
Total Energy		226,438

Financials — 16.7%
77 Bank Ltd. (The)	2,999	10,903
Acom Co., Ltd.*(a)	3,270	17,787
AEON Financial Service Co., Ltd.	896	20,735
Aeon Mall Co., Ltd.	1,011	14,467
Aiful Corp.*	2,457	8,841
Aozora Bank Ltd.	9,738	35,586
Aplus Financial Co., Ltd.*	793	756
Awa Bank Ltd. (The)	1,900	9,998
Bank of Kyoto Ltd. (The)	3,039	21,246
Century Tokyo Leasing Corp.	388	13,689
Chiba Bank Ltd. (The)	5,624	29,646
Chugoku Bank Ltd. (The)	1,517	16,277
Concordia Financial Group Ltd.*	9,478	45,390
Credit Saison Co., Ltd.	1,337	25,467
Dai-ichi Life Insurance Co.,
Ltd. (The)	9,471	121,181
Daikyo, Inc.	2,547	4,190
Daishi Bank Ltd. (The)	2,734	9,812
Daito Trust Construction Co., Ltd.	618	89,499
Daiwa House Industry Co., Ltd.	5,413	149,902
Daiwa Securities Group, Inc.	14,270	86,184
Fukuoka Financial Group, Inc.	6,116	21,607
Gunma Bank Ltd. (The)	3,674	15,074
Hachijuni Bank Ltd. (The)	3,390	15,367
Hiroshima Bank Ltd. (The)	4,884	18,350
Hitachi Capital Corp.	372	8,330

	Shares	Value
Common Stocks (continued)
Financials (continued)
Hokuhoku Financial Group, Inc.	10,852	$14,200
Hulic Co., Ltd.	2,970	30,534
Hyakugo Bank Ltd. (The)	1,730	6,613
Hyakujushi Bank Ltd. (The)	2,288	6,779
Iyo Bank Ltd. (The)	2,269	15,523
Jafco Co., Ltd.	265	7,703
Japan Exchange Group, Inc.	4,584	71,805
Japan Post Bank Co., Ltd.	3,443	43,281
Japan Post Holdings Co., Ltd.	3,790	52,602
Japan Post Insurance Co., Ltd.	551	12,993
Joyo Bank Ltd. (The)	5,696	20,602
Juroku Bank Ltd. (The)	3,017	9,192
Keiyo Bank Ltd. (The)	2,037	7,711
Kyushu Financial Group, Inc.	3,300	17,950
Matsui Securities Co., Ltd.	857	7,633
Mitsubishi Estate Co., Ltd.	10,603	210,187
Mitsubishi UFJ Financial Group, Inc.	116,547	566,532
Mitsubishi UFJ Lease &
Finance Co., Ltd.	3,673	16,684
Mitsui Fudosan Co., Ltd.	7,950	202,474
Mizuho Financial Group, Inc.	207,476	325,384
MS&AD Insurance Group
Holdings, Inc.	4,324	119,966
Musashino Bank Ltd. (The)	282	7,390
Nihon M&A Center, Inc.	264	15,643
Nishi-Nippon City Bank Ltd. (The)	6,109	11,419
Nomura Holdings, Inc.	28,614	128,074
Nomura Real Estate Holdings, Inc.	1,001	18,936
North Pacific Bank Ltd.	2,346	6,161
NTT Urban Development Corp.	929	9,065
Okasan Securities Group, Inc.	1,537	8,461
Orient Corp.*	3,179	6,626
ORIX Corp.	10,988	162,928
Resona Holdings, Inc.	18,275	67,160
San-In Godo Bank Ltd. (The)	1,331	8,907
SBI Holdings, Inc.	1,672	18,158
Senshu Ikeda Holdings, Inc.	2,328	9,030
Seven Bank Ltd.	5,468	24,071
Shiga Bank Ltd. (The)	2,140	9,640
Shinsei Bank Ltd.	14,214	20,724
Shizuoka Bank Ltd. (The)	4,493	34,644
Sompo Japan Nipponkoa
Holdings, Inc.	3,138	86,240
Sony Financial Holdings, Inc.	1,453	18,876
Sumitomo Mitsui Financial
Group, Inc.	10,885	347,217
Sumitomo Mitsui Trust Holdings, Inc.	31,586	101,729
Sumitomo Real Estate Sales
Co., Ltd.	124	2,574
Sumitomo Realty & Development
Co., Ltd.	3,631	110,123
Suruga Bank Ltd.	1,449	29,252
T&D Holdings, Inc.	5,253	53,097
Tokai Tokyo Financial Holdings, Inc.	1,917	10,374
Tokio Marine Holdings, Inc.	5,882	202,801
Tokyo Tatemono Co., Ltd.	1,717	23,397
Tokyu Fudosan Holdings Corp.	4,330	30,676
Yamaguchi Financial Group, Inc.	1,891	18,116
Zenkoku Hosho Co., Ltd.	420	15,466
Total Financials		4,193,607

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Health Care — 9.0%
Alfresa Holdings Corp.	1,501	$29,993
Asahi Intecc Co., Ltd.	408	20,248
Astellas Pharma, Inc.	17,825	249,395
Chugai Pharmaceutical Co., Ltd.	1,823	64,064
Daiichi Sankyo Co., Ltd.	5,661	137,616
Eisai Co., Ltd.	2,227	142,264
Hisamitsu Pharmaceutical Co., Inc.	608	29,720
Hoya Corp.	3,372	134,288
Kaken Pharmaceutical Co., Ltd.	297	16,849
Kissei Pharmaceutical Co., Ltd.	270	6,442
KYORIN Holdings, Inc.	387	7,900
Kyowa Hakko Kirin Co., Ltd.	2,147	39,812
M3, Inc.	1,513	42,564
Medipal Holdings Corp.	1,323	21,750
Miraca Holdings, Inc.	475	20,888
Mitsubishi Tanabe Pharma Corp.	1,875	34,400
Mochida Pharmaceutical Co., Ltd.	114	8,694
Nihon Kohden Corp.	637	16,604
Nippon Shinyaku Co., Ltd.	439	20,494
Nipro Corp.	1,005	10,088
Olympus Corp.	2,696	109,483
Ono Pharmaceutical Co., Ltd.	3,820	177,728
Otsuka Holdings Co., Ltd.	3,133	125,794
Rohto Pharmaceutical Co., Ltd.	806	14,253
Santen Pharmaceutical Co., Ltd.	3,333	49,717
Sawai Pharmaceutical Co., Ltd.	270	17,866
Shionogi & Co., Ltd.	2,483	130,955
Sumitomo Dainippon
Pharma Co., Ltd.(a)	1,329	17,675
Suzuken Co., Ltd.	695	24,846
Sysmex Corp.	1,196	78,247
Taisho Pharmaceutical
Holdings Co., Ltd.	386	32,469
Takeda Pharmaceutical Co., Ltd.	6,485	318,931
Terumo Corp.	2,703	106,736
Tsumura & Co.,	582	15,383
Total Health Care		2,274,156

Industrials — 21.0%
Amada Holdings Co., Ltd.	2,987	31,072
ANA Holdings, Inc.	9,770	28,124
Asahi Glass Co., Ltd.	8,009	48,580
Central Japan Railway Co.,	1,517	275,554
Chiyoda Corp.	1,285	10,160
COMSYS Holdings Corp.	962	14,889
Dai Nippon Printing Co., Ltd.	5,152	50,126
Daikin Industries Ltd.	2,235	185,576
DMG Mori Co., Ltd.	890	10,606
East Japan Railway Co.	3,181	292,071
Ebara Corp.	3,761	17,751
FANUC Corp.	1,640	252,986
Fuji Electric Co., Ltd.	4,771	21,181
Fujikura Ltd.	2,447	12,419
Fukuyama Transporting Co., Ltd.	1,193	6,222
Furukawa Electric Co., Ltd.	5,125	12,885
Glory Ltd.	472	16,013
GS Yuasa Corp.	3,294	13,977
Hankyu Hanshin Holdings, Inc.	10,550	68,529
Hino Motors Ltd.	2,255	22,804
Hitachi Construction Machinery
Co., Ltd.	890	14,707

	Shares	Value
Common Stocks (continued)
Industrials (continued)
Hitachi Transport System Ltd.	375	$6,498
Hoshizaki Electric Co., Ltd.	331	28,678
IHI Corp.	12,499	28,621
ITOCHU Corp.	12,052	159,387
Japan Airlines Co., Ltd.	662	24,458
Japan Airport Terminal Co., Ltd.(a)	468	17,562
Japan Steel Works Ltd. (The)	2,981	11,952
JGC Corp.	1,812	31,906
JTEKT Corp.	1,885	25,211
Kajima Corp.	7,021	44,950
Kamigumi Co., Ltd.	1,812	16,902
Kandenko Co., Ltd.	894	6,517
Kawasaki Heavy Industries Ltd.	12,054	35,600
Kawasaki Kisen Kaisha Ltd.(a)	6,918	15,259
Keihan Holdings Co., Ltd.	4,299	31,822
Keikyu Corp.	4,144	38,460
Keio Corp.	4,792	43,444
Keisei Electric Railway Co., Ltd.	2,346	33,394
Kinden Corp.	1,088	13,097
Kintetsu Group Holdings Co., Ltd.	15,079	63,419
Komatsu Ltd.	7,898	140,731
Kubota Corp.	9,426	146,198
Kurita Water Industries Ltd.	951	23,483
LIXIL Group Corp.	2,175	46,795
Mabuchi Motor Co., Ltd.	447	23,479
Maeda Road Construction
Co., Ltd.	496	9,239
Makita Corp.	1,020	65,969
Marubeni Corp.	13,905	76,169
Minebea Co., Ltd.	2,747	23,595
MISUMI Group, Inc.	2,243	32,577
Mitsubishi Corp.	11,544	201,004
Mitsubishi Electric Corp.	16,554	185,352
Mitsubishi Heavy Industries Ltd.	26,853	99,762
Mitsubishi Logistics Corp.	1,134	16,078
Mitsui & Co., Ltd.	14,270	178,917
Mitsui Engineering &
Shipbuilding Co., Ltd.	6,338	10,248
Mitsui OSK Lines Ltd.	9,359	20,731
MonotaRO Co., Ltd.	497	15,584
Nabtesco Corp.	974	22,831
Nagase & Co., Ltd.	948	10,951
Nagoya Railroad Co., Ltd.	7,600	39,209
Nankai Electric Railway Co., Ltd.	4,544	24,675
NGK Insulators Ltd.	2,263	48,942
Nidec Corp.	2,031	155,369
Nippo Corp.	436	7,351
Nippon Express Co., Ltd.	6,355	30,232
Nippon Yusen K.K.	13,487	27,353
Nishi-Nippon Railroad Co., Ltd.	3,180	19,824
Nisshinbo Holdings, Inc.	1,060	11,938
NSK Ltd.	3,887	35,820
NTN Corp.	3,556	11,632
Obayashi Corp.	5,662	57,205
Odakyu Electric Railway Co., Ltd.	5,117	57,055
OKUMA Corp.	1,310	10,774
OSG Corp.	644	12,279
Park24 Co., Ltd.	860	24,797
Recruit Holdings Co., Ltd.	2,200	70,218
Sanwa Holdings Corp.	1,768	14,178

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Industrials (continued)
Secom Co., Ltd.	1,628	$128,496
Seibu Holdings, Inc.	1,770	38,644
Seino Holdings Co., Ltd.	1,280	13,506
Shimizu Corp.	4,740	43,548
SMC Corp.	490	125,231
Sohgo Security Services Co., Ltd.	567	32,538
Sojitz Corp.	10,448	21,776
Sotetsu Holdings, Inc.	3,687	24,225
Sumitomo Corp.	9,397	102,757
Sumitomo Heavy Industries Ltd.	4,720	20,866
Tadano Ltd.	979	9,818
Taisei Corp.	9,084	63,506
Temp Holdings Co., Ltd.	1,212	18,917
THK Co., Ltd.	951	19,474
Tobu Railway Co., Ltd.	8,440	44,332
Toda Corp.	1,979	9,526
Tokyu Corp.	9,496	84,226
Toppan Forms Co., Ltd.	351	3,989
Toppan Printing Co., Ltd.	4,330	38,324
Toshiba Corp.*	31,840	69,932
TOTO Ltd.	1,194	42,462
Toyota Tsusho Corp.	1,883	44,349
Ushio, Inc.	994	14,056
West Japan Railway Co.,	1,535	95,806
Yamato Holdings Co., Ltd.	3,065	63,852
Total Industrials		5,266,069

Information Technology — 10.3%
Advantest Corp.	1,416	14,028
Alps Electric Co., Ltd.	1,540	28,642
Azbil Corp.	593	15,690
Brother Industries Ltd.	1,972	23,536
Canon, Inc.	8,785	255,516
Capcom Co., Ltd.	430	10,184
Citizen Holdings Co., Ltd.	2,471	14,411
COLOPL, Inc.	387	7,925
COOKPAD, Inc.	375	5,597
DeNA Co., Ltd.	882	15,366
Disco Corp.	230	20,336
FUJIFILM Holdings Corp.	3,375	144,122
Fujitsu Ltd.	14,862	54,284
Gree, Inc.*	790	4,541
GungHo Online Entertainment, Inc.	2,891	7,782
Hamamatsu Photonics K.K.	1,114	32,120
Hirose Electric Co., Ltd.	273	34,471
Hitachi High-Technologies Corp.	540	15,242
Hitachi Ltd.	38,862	187,273
Ibiden Co., Ltd.	888	11,569
IT Holdings Corp.	691	16,966
Itochu Techno-Solutions Corp.	401	8,095
Japan Aviation Electronics
Industry Ltd.	579	8,123
Japan Display, Inc.*	3,066	6,190
Kakaku.com, Inc.(a)	1,158	21,570
Keyence Corp.	382	239,779
Konami Holdings Corp.	810	26,005
Konica Minolta, Inc.	3,763	34,044
Kyocera Corp.	2,613	133,660
Murata Manufacturing Co., Ltd.	1,579	218,340
NEC Corp.	21,745	54,873
Nexon Co., Ltd.	1,112	17,294

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Nintendo Co., Ltd.	906	$128,328
Nippon Electric Glass Co., Ltd.	3,448	18,852
Nomura Research Institute Ltd.	841	30,576
NS Solutions Corp.	276	4,966
NTT Data Corp.	1,054	56,544
OBIC Business Consultants Co., Ltd.	63	2,729
Obic Co., Ltd.	565	30,680
Omron Corp.	1,669	55,532
Oracle Corp. Japan	278	15,356
Otsuka Corp.	428	21,281
Ricoh Co., Ltd.	5,689	60,296
Rohm Co., Ltd.	742	33,981
SCREEN Holdings Co., Ltd.	1,713	13,897
SCSK Corp.	355	13,321
Seiko Epson Corp.	2,360	40,717
Shimadzu Corp.	2,249	35,607
Square Enix Holdings Co., Ltd.	662	17,566
Sumco Corp.	1,563	10,591
Taiyo Yuden Co., Ltd.	959	10,128
TDK Corp.	1,000	61,498
Tokyo Electron Ltd.	1,303	90,252
Topcon Corp.	904	11,558
Trend Micro, Inc.	853	33,364
Yahoo Japan Corp.	10,930	50,669
Yaskawa Electric Corp.	2,216	27,152
Yokogawa Electric Corp.	2,041	23,005
Total Information Technology		2,586,020

Materials — 6.4%
Air Water, Inc.	1,278	19,900
Asahi Kasei Corp.	11,124	78,984
Daicel Corp.	2,522	32,646
Daido Steel Co., Ltd.	2,962	10,326
Denka Co., Ltd.	3,764	16,394
DIC Corp.	6,906	16,588
Dowa Holdings Co., Ltd.	1,972	12,883
FP Corp.	199	8,993
Hitachi Chemical Co., Ltd.	865	15,166
Hitachi Metals Ltd.	1,642	17,495
JFE Holdings, Inc.	4,291	63,345
JSR Corp.	1,582	22,489
Kaneka Corp.	2,700	23,519
Kansai Paint Co., Ltd.	1,668	30,275
Kobe Steel Ltd.	24,812	25,045
Kuraray Co., Ltd.	2,936	38,581
Lintec Corp.	433	8,612
Maruichi Steel Tube Ltd.	518	15,541
Mitsubishi Chemical Holdings Corp.	11,006	59,847
Mitsubishi Gas Chemical Co., Inc.	3,208	18,199
Mitsubishi Materials Corp.	10,428	34,404
Mitsui Chemicals, Inc.	7,603	26,434
Mitsui Mining & Smelting Co., Ltd.	4,752	9,238
Nippon Kayaku Co., Ltd.	1,441	16,040
Nippon Paint Holdings Co., Ltd.	1,499	41,358
Nippon Paper Industries Co., Ltd.	786	15,471
Nippon Shokubai Co., Ltd.	271	14,665
Nippon Steel & Sumitomo
Metal Corp.	6,881	150,424
Nissan Chemical Industries Ltd.	1,194	32,987
Nisshin Steel Co., Ltd.	798	11,143
Nitto Denko Corp.	1,310	73,902

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)
April 30, 2016

	Shares	Value
Common Stocks (continued)
Materials (continued)
Oji Holdings Corp.	7,343	$31,089
Rengo Co., Ltd.	1,805	10,088
Shin-Etsu Chemical Co., Ltd.	3,453	200,187
Showa Denko K.K.	12,270	13,188
Sumitomo Chemical Co., Ltd.	12,689	60,009
Sumitomo Metal Mining Co., Ltd.	3,961	46,350
Sumitomo Osaka Cement Co., Ltd.	3,127	13,736
Taiheiyo Cement Corp.	10,049	27,425
Taiyo Nippon Sanso Corp.	1,227	11,777
Teijin Ltd.	7,419	27,528
Toray Industries, Inc.	12,727	110,230
Tosoh Corp.	5,415	25,811
Toyo Seikan Group Holdings Ltd.	1,338	27,449
Toyobo Co., Ltd.	7,568	13,227
Ube Industries Ltd.	8,835	17,341
Yamato Kogyo Co., Ltd.	368	8,894
Zeon Corp.	1,285	9,476
Total Materials		1,614,699

Telecommunication Services — 5.4%
KDDI Corp.	15,744	466,309
Nippon Telegraph &
Telephone Corp.	3,880	176,385
NTT DOCOMO, Inc.	11,385	276,339
SoftBank Group Corp.	7,770	434,850
Total Telecommunication Services		1,353,883

Utilities — 2.4%
Chubu Electric Power Co., Inc.	5,924	80,310
Chugoku Electric Power Co.,
Inc. (The)	2,541	33,866
Electric Power Development
Co., Ltd.	1,498	46,412
Hokkaido Electric Power Co., Inc.	1,518	14,216
Hokuriku Electric Power Co.,	1,563	20,977

	Shares	Value
Common Stocks (continued)
Utilities (continued)
Kansai Electric Power Co.,
Inc. (The)*	6,117	$55,867
Kyushu Electric Power Co., Inc.	3,880	40,325
Osaka Gas Co., Ltd.	16,524	61,281
Shikoku Electric Power Co., Inc.	1,290	16,385
Toho Gas Co., Ltd.	3,838	26,903
Tohoku Electric Power Co., Inc.	3,988	52,480
Tokyo Electric Power Co.
Holdings, Inc.*	13,014	71,763
Tokyo Gas Co., Ltd.	19,356	87,757
Total Utilities		608,542
Total Common Stocks
(Cost $26,729,088)		25,699,594

Investment of Cash Collateral
For Securities Loaned — 0.3%

Money Market Fund — 0.3%
Dreyfus Government Cash
Management Fund, 0.20%(b)
(Cost $66,761)	66,761	66,761
Total Investments — 102.6%
(Cost $26,795,849)		25,766,355
Liabilities in Excess of
Other Assets — (2.6)%		(641,040)
Net Assets — 100.0%		$25,125,315

*	Non-income producing securities.
(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $79,034; total market value of collateral held by the Fund was $82,087. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $15,326.
(b)	Rate shown reflects the 1-day yield at April 30, 2016.

K.K. — Kabushiki Kaisha

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF (continued)
April 30, 2016

Forward Exchange Contracts Outstanding as of April 30, 2016:

Purchase Contracts	Counterparty	Currency	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2016	Unrealized Appreciation (Depreciation)
Japanese Yen Expiring 05/10/16	Merrill Lynch	JPY	1,380,651,955	$12,906,824	$12,906,909	$85
				$12,906,824	$12,906,909	$85

Sales Contracts	Counterparty	Currency	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2016	Unrealized Appreciation (Depreciation)
Japanese Yen Expiring 05/10/16	Merrill Lynch	JPY	(1,380,651,955)	$(12,288,245)	$(12,906,909)	$(618,664)
Japanese Yen Expiring 06/07/16	Merrill Lynch	JPY	(1,374,938,200)	(12,861,212)	(12,863,252)	(2,040)
				$(25,149,457)	$(25,770,161)	$(620,704)

Net Unrealized Appreciation (Depreciation)						$(620,619)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Common Stocks	$25,699,594	$—		$—	$25,699,594
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	66,761	—		—	66,761
Total Investments in Securities	25,766,355	—		—	25,766,355
Other Financial Instruments:
Forward Exchange Contracts	—	85	(b)	—	85
Total Investments in Securities and Other Financial Instruments	$25,766,355	$85		$—	$25,766,440

Liability Valuation Inputs
Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Forward Exchange Contracts	$—	$620,704	(b)	$—	$620,704
Total Other Financial Instruments	$—	$620,704		$—	$620,704

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF
April 30, 2016

	Shares	Value
Investment Companies — 99.7%
Aggregate Bond Funds — 17.3%
iShares Core U.S. Aggregate
Bond ETF	1,747	$193,725
SPDR Barclays Aggregate Bond ETF	117	6,856
Vanguard Total Bond
Market ETF	1,955	162,206
Total Aggregate Bond Funds		362,787

Emerging Equity Funds — 4.1%
iShares Core MSCI Emerging
Markets ETF	301	12,618
iShares MSCI Emerging Markets ETF	895	30,779
Vanguard FTSE Emerging
Markets ETF	1,235	43,138
Total Emerging Equity Funds		86,535

High Yield Corporate
Bond Funds — 22.5%
iShares iBoxx $ High Yield Corporate
Bond Fund	3,272	274,357
SPDR Barclays High Yield Bond ETF	5,598	197,610
Total High Yield Corporate
Bond Funds		471,967

International Equity
Core Funds — 24.6%
iShares Core MSCI EAFE ETF	1,005	54,471
iShares MSCI EAFE ETF	5,138	300,214
Vanguard FTSE Developed
Markets ETF(a)	4,358	159,982
Total International Equity
Core Funds		514,667

U.S. Large Cap Core Funds — 18.8%
Consumer Discretionary Select
Sector SPDR Fund	663	52,477
Financial Select Sector SPDR Fund	2,768	64,522
Health Care Select Sector
SPDR Fund	365	25,473
Materials Select Sector SPDR Fund	1,144	53,882
Technology Select Sector
SPDR Fund	1,992	83,923
Vanguard Consumer
Discretionary ETF	73	9,048
Vanguard Financials ETF	293	13,970
Vanguard Health Care ETF	91	11,563

	Shares	Value
Investment Companies (continued)
U.S. Large Cap Core Funds (continued)
Vanguard Information
Technology ETF	518	$54,084
Vanguard Materials ETF(a)	244	25,242
Total U.S. Large Cap Core Funds		394,184

U.S. Medium Term Treasury
Bond Funds — 8.2%
iShares 7-10 Year Treasury
Bond ETF(a)	1,554	170,940

U.S. Small Cap Core Fund — 4.2%
iShares Russell 2000 ETF	767	86,180
Vanguard Russell 2000	21	1,893
Total U.S. Small Cap Core Fund		88,073
Total Investment Companies
(Cost $2,031,527)		2,089,153

Short-Term Investment — 0.2%
Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity
Funds Treasury Portfolio —
Institutional Class, 0.22%(b)
(Cost $3,168)	3,168	3,168

Investment of Cash Collateral
For Securities Loaned — 10.1%

Money Market Fund — 10.1%
Dreyfus Government Cash
Management Fund,
Institutional Shares, 0.20%(c)
(Cost $212,194)	212,194	212,194
Total Investments — 110.0%
(Cost $2,246,889)		2,304,515
Liabilities in Excess of
Other Assets — (10.0)%		(208,451)
Net Assets — 100.0%		$2,096,064

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $206,608; total market value of collateral held by the Fund was $212,194.
(b)	Rate shown reflects the 7-day yield at April 30, 2016.
(c)	Rate shown reflects the 1-day yield at April 30, 2016.

ETF — Exchange Traded Fund

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)
April 30, 2016

Total return swap contracts outstanding at April 30, 2016:

Total Return Benchmark	Annual Financing Rate (Received) Paid %	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[1]
Consumer Discretionary Select Sector SPDR Fund	1.37	10/04/2017	$10,685	$—
Consumer Staples Select Sector SPDR Fund	(0.48)	10/04/2017	(101,776)	—
Energy Select Sector SPDR Fund	(0.50)	10/04/2017	(945)	—
Financial Select Sector SPDR Fund	1.37	10/04/2017	13,170	—
Health Care Select Sector SPDR Fund	1.37	10/04/2017	5,164	—
Industrial Select Sector SPDR Fund	(0.45)	10/04/2017	(35,268)	—
iShares 7-10 Year Treasury Bond ETF	1.37	10/04/2017	34,870	—
iShares Core MSCI EAFE ETF	1.37	10/04/2017	11,111	—
iShares Core MSCI Emerging Markets ETF	1.37	10/04/2017	2,557	—
iShares Core U.S. Aggregate Bond ETF	1.37	10/04/2017	39,588	—
iShares iBoxx $ High Yield Corporate Bond ETF	1.37	10/04/2017	56,012	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	(0.73)	10/04/2017	(104,567)	—
iShares MSCI EAFE ETF	1.37	10/04/2017	61,235	—
iShares MSCI Emerging Markets ETF	1.37	10/04/2017	6,293	—
iShares Russell 2000 ETF	1.37	10/04/2017	17,528	—
Materials Select Sector SPDR Fund	1.37	10/04/2017	10,974	—
SPDR Barclays Aggregate Bond ETF	1.37	10/04/2017	1,406	—
SPDR Barclays Convertible Securities ETF	(1.60)	10/04/2017	(85,794)	—
SPDR Barclays High Yield Bond ETF	1.37	10/04/2017	40,313	—
Technology Select Sector SPDR Fund	1.37	10/04/2017	17,105	—
Utilities Select Sector SPDR Fund	(0.51)	10/04/2017	(88,609)	—
Vanguard Consumer Discretionary ETF	1.37	10/04/2017	1,859	—
Vanguard Financials ETF	1.37	10/04/2017	2,861	—
Vanguard FTSE Developed Markets ETF	1.37	10/04/2017	32,635	—
Vanguard FTSE Emerging Markets ETF	1.37	10/04/2017	8,802	—
Vanguard Health Care ETF	1.37	10/04/2017	2,414	—
Vanguard Information Technology ETF	1.37	10/04/2017	11,067	—
Vanguard Materials ETF	1.37	10/04/2017	5,173	—
Vanguard Russell 2000	1.37	10/04/2017	360	—
Vanguard Total Bond Market ETF	1.37	10/04/2017	33,105	—
				$—

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives from, or pays to, the counterparty, depending upon the total return of the benchmark and the agreed-upon financing rate.

1	Reflects a reset date of April 30, 2016.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 for valuing the Fund’s assets and liabilities.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Investments in Securities:(a)
Investment Companies	$2,089,153	$—		$—	$2,089,153
Short-Term Investment:
Money Market Fund	3,168	—		—	3,168
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	212,194	—		—	212,194
Total Investments in Securities	2,304,515	—		—	2,304,515
Other Financial Instruments:
Swap Contracts	—	—	(b)	—	—	(b)
Total Investments in Securities and Other Financial Instruments	$2,304,515	$—		$—	$2,304,515

Liability Valuation Inputs

Description	Level 1	Level 2		Level 3	Total
Other Financial Instruments:
Swap Contracts	$—	$—	(b)	$—	$—	(b)
Total Other Financial Instruments	$—	$—		$—	$—

(a)	For a complete listing of investments and their industries, see the Schedules of Investments.
(b)	Reflects the unrealized appreciation (depreciation) of the instruments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2016, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

The Fund did not hold any level 3 securities as of April 30, 2016.

See notes to financial statements.

Statements of Assets and Liabilities
April 30, 2016

	IQ Hedge	IQ Hedge	IQ Hedge	IQ Hedge	IQ Hedge
	Multi-Strategy	Macro	Market Neutral	Long/Short	Event-Driven	IQ Global
	Tracker ETF	Tracker ETF	Tracker ETF	Tracker ETF	Tracker ETF	Resources ETF
Assets
Investments, at value (including
securities on loan)[1]	$1,206,813,961	$18,170,236	$15,354,432	$2,103,465	$1,943,609	$71,177,038
Cash	—	—	—	409	—	—
Foreign currency[2]	—	—	—	—	—	1,075
Cash deposited at broker for
swap collateral	—	113,760	—	—	—	—
Due from broker	4,807,022	32,795	62,116	12,784	696	—
Dividend, interest, reclaims
receivable and security lending
income	106,915	6,765	338	122	23	203,949
Litigation income receivable	—	—	—	—	—	20,758
Total Assets	1,211,727,898	18,323,556	15,416,886	2,116,780	1,944,328	71,402,820
Liabilities
Collateral for securities on loan[3]	128,792,461	3,240,904	31,330	207,270	—	3,024,500
Due to broker	7,919,617	206,662	81,778	20,365	2,531	415,349
Advisory fees payable	651,855	9,123	9,359	1,158	1,193	38,307
Due to custodian	242,515	72,403	—	—	—	—
Accrued expenses and other
liabilities	1,278	98	75	57	487	169
Total Liabilities	137,607,726	3,529,190	122,542	228,850	4,211	3,478,325
Net Assets	$1,074,120,172	$14,794,366	$15,294,344	$1,887,930	$1,940,117	$67,924,495
Composition of Net Assets
Paid-in capital	$1,144,593,186	$21,454,036	$15,666,544	$1,999,620	$1,995,348	$114,157,441
Undistributed (accumulated) net
investment income (loss)	(2,211,670)	(244,181)	188,313	(7,433)	29,292	675,490
Undistributed (accumulated) net
realized gain (loss) on
investments, swap transactions,
futures contracts and foreign
currency translations	(89,983,023)	(6,065,711)	(891,723)	(102,557)	(1,381)	(52,895,389)
Net unrealized appreciation
(depreciation) on investments,
swap transactions, futures
contracts and foreign
currency translations	21,721,679	(349,778)	331,210	(1,700)	(83,142)	5,986,953
Net Assets	$1,074,120,172	$14,794,366	$15,294,344	$1,887,930	$1,940,117	$67,924,495
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value,
unlimited shares authorized)	37,000,000	600,000	600,000	100,001	100,001	2,750,000
Net Asset Value	$29.03	$24.66	$25.49	$18.88	$19.40	$24.70
Investments, at cost:	$1,185,092,282	$18,520,014	$15,023,222	$2,105,165	$2,026,751	$65,192,205

1 Market value of securities
on loan:	$125,659,626	$3,132,960	$30,602	$202,322	$—	$4,588,057
2 Cost of foreign currency:	$—	$—	$—	$—	$—	$1,038
3 Non-cash collateral for securities
on loan:	$—	$—	$—	$—	$—	$1,748,327

See notes to financial statements.

Statements of Assets and Liabilities (continued)
April 30, 2016

					IQ Global	IQ Global
	IQ Merger	IQ Real	IQ Australia	IQ Canada	Agribusiness	Oil Small
	Arbitrage ETF	Return ETF	Small Cap ETF	Small Cap ETF	Small Cap ETF	Cap ETF
Assets
Investments, at value (including
securities on loan)[1]	$141,096,177	$30,008,172	$7,263,272	$12,227,947	$12,609,709	$3,674,518
Cash	632,416	—	—	—	—	—
Foreign currency[2]	13,777	—	8,952	19,872	380	11,274
Due from broker	326,094	—	—	—	—	—
Dividend, interest, reclaims
receivable and security
lending income	127,094	3,398	3,106	6,303	64,913	3,430
Receivable for investments sold	—	—	—	—	—	1,833
Litigation income receivable	10,220	—	9,251	19,920	8,863	293
Prepaid expenses	—	—	—	—	—	41
Total Assets	142,205,778	30,011,570	7,284,581	12,274,042	12,683,865	3,691,389

Liabilities
Collateral for securities on loan[3]	1,534,625	3,273,756	455,831	1,454,269	628,836	744,175
Due to broker	1,223,781	—	—	—	—	—
Advisory fees payable	80,090	10,531	3,072	5,315	7,322	1,642
Accrued expenses and other
liabilities	377	86	64	70	498	2,577
Total Liabilities	2,838,873	3,284,373	458,967	1,459,654	636,656	748,394
Net Assets	$139,366,905	$26,727,197	$6,825,614	$10,814,388	$12,047,209	$2,942,995
Composition of Net Assets
Paid-in capital	$144,406,830	$28,772,181	$16,038,242	$32,072,764	$19,393,857	$4,823,414
Undistributed (accumulated) net
investment income (loss)	(110,786)	(73,665)	116,307	24,695	92,321	30,508
Undistributed (accumulated) net
realized gain (loss) on
investments, swap transactions,
futures contracts and foreign
currency translations	(5,343,857)	(2,224,083)	(8,812,181)	(20,496,537)	(7,364,197)	(1,600,773)
Net unrealized appreciation
(depreciation) on investments,
swap transactions and foreign
currency translations	414,718	252,764	(516,754)	(786,534)	(74,772)	(310,154)
Net Assets	$139,366,905	$26,727,197	$6,825,614	$10,814,388	$12,047,209	$2,942,995
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value,
unlimited shares authorized)	4,900,000	1,000,000	450,000	650,000	400,000	250,000
Net Asset Value	$28.44	$26.73	$15.17	$16.64	$30.12	$11.77
Investments, at cost:	$140,681,902	$29,755,408	$7,779,957	$13,015,121	$12,685,954	$3,984,942

1 Market value of securities
on loan:	$1,449,066	$3,184,369	$531,074	$1,395,867	$1,123,060	$716,728
2 Cost of foreign currency:	$13,767	$—	$9,072	$19,295	$376	$11,076
3 Non-cash collateral for
securities on loan:	$—	$—	$108,844	$—	$585,395	$—

See notes to financial statements.

Statements of Assets and Liabilities (continued)
April 30, 2016

	IQ U.S	IQ 50 Percent	IQ 50 Percent	IQ 50 Percent	IQ Leaders
	Real Estate	Hedged FTSE	Hedged FTSE	Hedged FTSE	GTAA
	Small Cap ETF	International ETF	Europe ETF	Japan ETF	Tracker ETF
Assets
Investments, at value (including
securities on loan)[1]	$81,532,385	$77,683,249	$48,094,589	$25,766,355	$2,304,515
Foreign currency[2]	—	59,480	53,409	1,333	—
Dividend, interest, reclaims receivable
and security lending income	74,425	273,368	180,696	235,204	72
Due from broker	—	—	—	—	9,794
Unrealized appreciation on forward
foreign currency contracts	—	30,646	14,037	85	—
Total Assets	81,606,810	78,046,743	48,342,731	26,002,977	2,314,381
Liabilities
Collateral for securities on loan[3]	4,900,443	913,399	1,006,432	66,761	212,194
Advisory fees payable	43,214	18,019	14,972	9,132	768
Payable for investments purchased	—	583,120	340,715	—	—
Due to broker	—	—	—	—	5,226
Due to custodian	—	—	—	180,822	52
Unrealized depreciation on forward
foreign currency contracts	—	521,630	256,812	620,704	—
Accrued expenses and other
liabilities	235	272	278	243	77
Total Liabilities	4,943,892	2,036,440	1,619,209	877,662	218,317
Net Assets	$76,662,918	$76,010,303	$46,723,522	$25,125,315	$2,096,064
Composition of Net Assets
Paid-in capital	$82,912,219	$77,022,070	$48,162,417	$27,830,914	$2,099,852
Undistributed (accumulated) net
investment income (loss)	55,101	608,564	670,698	355,358	(380)
Undistributed (accumulated)
net realized gain (loss) on investments,
swap transactions and foreign
currency translations	(3,512,814)	(985,195)	(498,316)	(1,424,217)	(61,034)
Net unrealized appreciation
(depreciation) on investments,
swap transactions, futures contracts
and foreign currency translations	(2,791,588)	(635,136)	(1,611,277)	(1,636,740)	57,626
Net Assets	$76,662,918	$76,010,303	$46,723,522	$25,125,315	$2,096,064
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value,
unlimited shares authorized)	3,050,000	4,300,001	2,650,001	1,450,001	100,001
Net Asset Value	$25.14	$17.68	$17.63	$17.33	$20.96
Investments, at cost:	$84,323,973	$77,835,561	$49,466,141	$26,795,849	$2,246,889

1 Market value of securities on loan:	$9,383,983	$852,868	$936,945	$79,034	$206,608
2 Cost of foreign currency:	$—	$58,386	$52,734	$1,338	$—
3 Non-cash collateral for
securities on loan:	$4,789,847	$—	$—	$15,326	$—

See notes to financial statements.

Statements of Operations
For the year ended April 30, 2016

	IQ Hedge	IQ Hedge	IQ Hedge	IQ Hedge	IQ Hedge
	Multi-Strategy	Macro	Market Neutral	Long/Short	Event-Driven	IQ Global
	Tracker ETF	Tracker ETF	Tracker ETF	Tracker ETF	Tracker ETF	Resources ETF
Investment Income
Dividend income*	$22,260,859	$358,219	$256,553	$52,536	$68,965	$1,614,664
Interest income	—	—	—	—	—	291
Securities lending income, net	1,497,898	111,726	14,011	3,092	754	21,173
Litigation income	—	—	—	—	—	20,758
Total investment income	23,758,757	469,945	270,564	55,628	69,719	1,656,886
Expenses
Advisory fees	7,952,984	134,461	109,944	14,332	14,559	394,073
Trustee fees	62,811	1,224	881	121	122	3,610
Legal fees	17,312	335	223	33	33	1,004
Compliance fees	14,299	224	188	26	26	662
Excise tax fees	—	—	—	—	483	—
Miscellaneous	23	54	54	82	28	54
Total expenses	8,047,429	136,298	111,290	14,594	15,251	399,403
Net investment income (loss)	15,711,328	333,647	159,274	41,034	54,468	1,257,483
Realized and Unrealized Gain
(Loss) on Investments, Swap
Transactions, Futures Contracts
and Foreign Currency
Translations
Net realized gain (loss) from:
Investment securities	(52,030,298)	(685,335)	(441,414)	(106,269)	(14,389)	(14,402,634)
Investments in Affiliates	(1,407,734)	—	—	—	—	—
In-Kind redemptions	7,582,432	37,422	147,627	—	—	139,525
Affiliates In-Kind redemptions	232,425	—	—	—	—	—
Swap transactions	(14,768,117)	3,947	(17,962)	(19,765)	(7,229)	(415,349)
Distributions by other investment
companies	1,189,845	36,808	12,841	—	22,848	—
Futures contracts	—	—	—	—	—	291,556
Foreign currency translation	—	—	—	—	—	(166,637)
Net realized gain (loss)	(59,201,447)	(607,158)	(298,908)	(126,034)	1,230	(14,553,539)
Net change in net unrealized
appreciation (depreciation)
Investment securities	13,020,643	(389,428)	129,751	16,183	(81,764)	8,255,643
Futures contracts	—	—	—	—	—	352,790
Foreign currency translation	—	—	—	—	—	767
Net change in net unrealized
appreciation (depreciation)	13,020,643	(389,428)	129,751	16,183	(81,764)	8,609,200
Net realized and unrealized
gain (loss)	(46,180,804)	(996,586)	(169,157)	(109,851)	(80,534)	(5,944,339)
Net Increase (Decrease) in
Net Assets Resulting from
Operations	$(30,469,476)	$(662,939)	$(9,883)	$(68,817)	$(26,066)	$(4,686,856)
* Net of foreign taxes
withheld of:	$—	$—	$—	$—	$—	$99,804

See notes to financial statements.

Statements of Operations (continued)
For the year ended April 30, 2016

					IQ Global	IQ Global
	IQ Merger	IQ Real	IQ Australia	IQ Canada	Agribusiness	Oil Small
	Arbitrage ETF	Return ETF	Small Cap ETF	Small Cap ETF	Small Cap ETF	Cap ETF
Investment Income
Dividend income*	$1,060,787	$165,730	$170,872	$186,173	$201,551	$60,306
Securities lending income, net	23,615	47,127	4,771	10,446	84,788	10,994
Litigation income	10,220	—	9,251	19,920	8,863	293
Total investment income	1,094,622	212,857	184,894	216,539	295,202	71,593
Expenses
Advisory fees	971,583	125,211	33,879	55,830	98,594	24,627
Trustee fees	7,724	1,595	304	527	761	227
Legal fees	2,276	438	87	152	240	73
Compliance fees	1,768	304	43	78	42	45
Excise tax fees	—	—	—	—	462	2,577
Miscellaneous	54	54	54	54	—	126
Total expenses	983,405	127,602	34,367	56,641	100,099	27,675
Net investment income (loss)	111,217	85,255	150,527	159,898	195,103	43,918
Realized and Unrealized Gain
(Loss) on Investments, Swap
Transactions, Futures Contracts
and Foreign Currency
Translations
Net realized gain (loss) from:
Investment securities	(4,805,140)	(421,952)	(791,836)	(2,474,078)	(1,331,958)	(780,537)
In-Kind redemptions	2,094,208	345,994	40,222	—	201,123	(113,242)
Swap transactions	1,290,289	—	—	—	—	—
Foreign currency translation	(51,913)	—	(4,376)	(19,796)	(2,413)	1,048
Net realized gain (loss)	(1,472,556)	(75,958)	(755,990)	(2,493,874)	(1,133,248)	(892,731)
Net change in net unrealized
appreciation (depreciation)
Investment securities	(1,169,283)	29,675	433,847	1,797,859	2,151,183	(812,390)
Foreign currency translation	8	—	(79)	(362)	3,077	(216)
Net change in net unrealized
appreciation (depreciation)	(1,169,275)	29,675	433,768	1,797,497	2,154,260	(812,606)
Net realized and unrealized
gain (loss)	(2,641,831)	(46,283)	(322,222)	(696,377)	1,021,012	(1,705,337)
Net Increase (Decrease) in
Net Assets Resulting from
Operations	$(2,530,614)	$38,972	$(171,695)	$(536,479)	$1,216,115	$(1,661,419)
* Net of foreign taxes
withheld of:	$11,831	$—	$2,906	$31,844	$16,669	$4,886

See notes to financial statements.

Statements of Operations (continued)
For the year ended April 30, 2016

	IQ U.S. Real Estate Small Cap ETF	IQ 50 Percent Hedged FTSE International ETF**	IQ 50 Percent Hedged FTSE Europe ETF**	IQ 50 Percent Hedged FTSE Japan ETF**	IQ Leaders GTAA Tracker ETF***
Investment Income
Dividend income*	$3,609,480	$888,120	$705,544	$423,483	$31,296
Interest income	—	—	170	—
Securities lending income, net	30,077	2,697	1,933	211	494
Total investment income	3,639,557	890,817	707,647	423,694	31,790

Expenses
Advisory fees	581,840	101,493	102,514	82,459	5,408
Trustee fees	5,463	1,186	1,062	878	58
Legal fees	1,534	380	343	299	32
Compliance fees	1,163	325	271	227	16
Miscellaneous	54	347	347	347	54
Total expenses	590,054	103,731	104,537	84,210	5,568
Net investment income (loss)	3,049,503	787,086	603,110	339,484	26,222

Realized and Unrealized Gain (Loss) on
Investments, Swap Transactions, Futures
Contracts and Forward Foreign Currency
Contracts and Translations
Net realized gain (loss) from:
Investment securities	(1,960,813)	(363,540)	(307,405)	(318,169)	(56,093)
In-Kind redemptions	(92,900)	122,685	35,323	—	85,744
Swap transactions	—	—	—	—	(23,724)
Distributions by other investment companies	—	—	—	—	5,991
Forward foreign currency contracts and
translation	—	(364,161)	186,571	(1,090,174)	—
Net realized gain (loss)	(2,053,713)	(605,016)	(85,511)	(1,408,343)	11,918
Net change in net unrealized appreciation
(depreciation)
Investment securities	(3,107,461)	(152,312)	(1,371,552)	(1,029,494)	57,626
Forward foreign currency contracts and
translation	—	(482,824)	(239,725)	(607,246)	—
Net change in net unrealized appreciation
(depreciation)	(3,107,461)	(635,136)	(1,611,277)	(1,636,740)	57,626
Net realized and unrealized gain (loss)	(5,161,174)	(1,240,152)	(1,696,788)	(3,045,083)	69,544
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(2,111,671)	$(453,066)	$(1,093,678)	$(2,705,599)	$95,766

* Net of foreign taxes withheld of:	$—	$85,103	$68,361	$54,971	$—
**	Commencement of operations July 22, 2015.
***	Commencement of operations September 30, 2015.

See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF		IQ Hedge Market Neutral Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,		For the Year Ended April 30,
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net
Assets from Operations
Net investment income	$15,711,328	$11,288,991	$333,647	$298,927	$159,274	$102,998
Net realized gain (loss)	(59,201,447)	21,282,118	(607,158)	(940,305)	(298,908)	(289,990)
Net change in net unrealized
appreciation (depreciation)	13,020,643	1,680,999	(389,428)	242,089	129,751	238,845
Net increase (decrease) in net
assets resulting from operations	(30,469,476)	34,252,108	(662,939)	(399,289)	(9,883)	51,853
Dividends and Distributions to
Shareholders from:
Net investment income	(5,414,930)	(13,005,300)	(186,676)	(304,929)	—	(221,006)
Total dividends and distributions
to shareholders	(5,414,930)	(13,005,300)	(186,676)	(304,929)	—	(221,006)
Capital Share Transactions
Proceeds from shares created	464,603,240	792,465,144	—	1,260,589	11,333,780	3,851,427
Cost of shares redeemed	(355,438,803)	(535,715,447)	(6,192,864)	(5,223,810)	(8,795,969)	(7,664,158)
Net increase (decrease) from
capital share transactions	109,164,437	256,749,697	(6,192,864)	(3,963,221)	2,537,811	(3,812,731)
Total increase (decrease) in
net assets	73,280,031	277,996,505	(7,042,479)	(4,667,439)	2,527,928	(3,981,884)
Net Assets
Beginning of year	1,000,840,141	722,843,636	21,836,845	26,504,284	12,766,416	16,748,300
End of year	$1,074,120,172	$1,000,840,141	$14,794,366	$21,836,845	$15,294,344	$12,766,416
Including undistributed
(accumulated) net investment
income (loss) as follows:	$(2,211,670)	$1,939,577	$(244,181)	$(350,908)	$188,313	$(7,962)
Changes in Shares Outstanding
Shares outstanding, beginning
of year	33,350,000	24,700,000	850,000	1,000,000	500,000	650,000
Shares created	15,900,000	26,600,000	—	50,000	450,000	150,000
Shares redeemed	(12,250,000)	(17,950,000)	(250,000)	(200,000)	(350,000)	(300,000)
Shares outstanding, end of year	37,000,000	33,350,000	600,000	850,000	600,000	500,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Long/Short Tracker ETF		IQ Hedge Event-Driven Tracker ETF		IQ Global Resources ETF For the Year Ended April 30,
	For the Year Ended April 30,	For the Period March 24, 2015* to April 30,	For the Year Ended April 30,	For the Period March 24, 2015* to April 30,
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net
Assets from Operations
Net investment income	$41,034	$3,610	$54,468	$2,724	$1,257,483	$1,118,184
Net realized gain (loss)	(126,034)	7,314	1,230	4,740	(14,553,539)	(6,814,121)
Net change in net unrealized
appreciation (depreciation)	16,183	(17,883)	(81,764)	(1,378)	8,609,200	(558,600)
Net increase (decrease) in net
assets resulting from operations	(68,817)	(6,959)	(26,066)	6,086	(4,686,856)	(6,254,537)

Dividends and Distributions to
Shareholders from:
Net investment income	(35,914)	—	(35,251)	—	(1,098,143)	(1,147,080)
Total dividends and distributions
to shareholders	(35,914)	—	(35,251)	—	(1,098,143)	(1,147,080)

Capital Share Transactions
Proceeds from shares created	—	1,999,620	—	1,995,348	20,271,481	66,327,418
Cost of shares redeemed	—	—	—	—	(13,149,347)	(77,057,048)
Net increase (decrease) from
capital share transactions	—	1,999,620	—	1,995,348	7,122,134	(10,729,630)
Total increase (decrease) in net
assets	(104,731)	1,992,661	(61,317)	2,001,434	1,337,135	(18,131,247)

Net Assets
Beginning of year	1,992,661	—	2,001,434	—	66,587,360	84,718,607
End of year	$1,887,930	$1,992,661	$1,940,117	$2,001,434	$67,924,495	$66,587,360
Including undistributed
(accumulated) net investment
income (loss) as follows:	$(7,433)	$11,705	$29,292	$3,814	$675,490	$1,008,848

Changes in Shares Outstanding
Shares outstanding,
beginning of year	100,001	—	100,001	—	2,450,000	2,900,000
Shares created	—	100,001	—	100,001	900,000	2,350,000
Shares redeemed	—	—	—	—	(600,000)	(2,800,000)
Shares outstanding, end of year	100,001	100,001	100,001	100,001	2,750,000	2,450,000

*	Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Merger Arbitrage ETF		IQ Real Return ETF		IQ Australia Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,		For the Year Ended April 30,
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net
Assets from Operations
Net investment income	$111,217	$99,623	$85,255	$45,990	$150,527	$232,796
Net realized gain (loss)	(1,472,556)	3,434,625	(75,958)	500,473	(755,990)	(829,562)
Net change in net unrealized
appreciation (depreciation)	(1,169,275)	1,483,281	29,675	(167,593)	433,768	(331,268)
Net increase (decrease) in net
assets resulting from operations	(2,530,614)	5,017,529	38,972	378,870	(171,695)	(928,034)
Dividends and Distributions to
Shareholders from:
Net investment income	(992,736)	—	(2,630)	(24,006)	(225,046)	(351,608)
Total dividends and distributions
to shareholders	(992,736)	—	(2,630)	(24,006)	(225,046)	(351,608)
Capital Share Transactions
Proceeds from shares created	84,329,157	116,282,725	6,628,991	15,983,426	2,216,487	1,863,266
Cost of shares redeemed	(62,886,075)	(33,715,417)	(7,969,178)	(14,636,254)	(701,728)	(3,524,767)
Net increase (decrease) from
capital share transactions	21,443,082	82,567,308	(1,340,187)	1,347,172	1,514,759	(1,661,501)
Total increase (decrease)
in net assets	17,919,732	87,584,837	(1,303,845)	1,702,036	1,118,018	(2,941,143)
Net Assets
Beginning of year	121,447,173	33,862,336	28,031,042	26,329,006	5,707,596	8,648,739
End of year	$139,366,905	$121,447,173	$26,727,197	$28,031,042	$6,825,614	$5,707,596
Including undistributed
(accumulated) net investment
income (loss) as follows:	$(110,786)	$(995,469)	$(73,665)	$2,300	$116,307	$191,951
Changes in Shares Outstanding
Shares outstanding,
beginning of year	4,200,000	1,250,000	1,050,000	1,000,000	350,000	450,000
Shares created	2,950,000	4,150,000	250,000	600,000	150,000	100,000
Shares redeemed	(2,250,000)	(1,200,000)	(300,000)	(550,000)	(50,000)	(200,000)
Shares outstanding, end of year	4,900,000	4,200,000	1,000,000	1,050,000	450,000	350,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Canada		IQ Global		IQ Global
	Small Cap ETF		Agribusiness Small Cap ETF		Oil Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,		For the Year Ended April 30,
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net
Assets from Operations
Net investment income	$159,898	$188,021	$195,103	$218,267	$43,918	$35,385
Net realized gain (loss)	(2,493,874)	(3,231,159)	(1,133,248)	1,635,741	(892,731)	(463,934)
Net change in net unrealized
appreciation (depreciation)	1,797,497	(1,058,823)	2,154,260	(1,484,479)	(812,606)	378,365
Net increase (decrease) in net
assets resulting from operations	(536,479)	(4,101,961)	1,216,115	369,529	(1,661,419)	(50,184)
Dividends and Distributions to
Shareholders from:
Net investment income	(192,923)	(106,182)	(166,361)	(267,937)	(72,240)	(28,982)
Total dividends and distributions
to shareholders	(192,923)	(106,182)	(166,361)	(267,937)	(72,240)	(28,982)
Capital Share Transactions
Proceeds from shares created	1,273,711	5,232,999	1,360,942	5,217,969	—	4,209,748
Cost of shares redeemed	—	(7,417,277)	(3,993,142)	(17,262,063)	(562,900)	(1,167,229)
Net increase (decrease) from
capital share transactions	1,273,711	(2,184,278)	(2,632,200)	(12,044,094)	(562,900)	3,042,519
Total increase (decrease) in
net assets	544,309	(6,392,421)	(1,582,446)	(11,942,502)	(2,296,559)	2,963,353
Net Assets
Beginning of year	10,270,079	16,662,500	13,629,655	25,572,157	5,239,554	2,276,201
End of year	$10,814,388	$10,270,079	$12,047,209	$13,629,655	$2,942,995	$5,239,554
Including undistributed
(accumulated) net investment
income (loss) as follows:	$24,695	$31,556	$92,321	$49,653	$30,508	$9,580
Changes in Shares Outstanding
Shares outstanding,
beginning of year	550,000	700,000	500,000	950,000	300,000	100,000
Shares created	100,000	200,000	50,000	200,000	—	250,000
Shares redeemed	—	(350,000)	(150,000)	(650,000)	(50,000)	(50,000)
Shares outstanding, end of year	650,000	550,000	400,000	500,000	250,000	300,000

See notes to financial statements.

Statements of Changes in Net Assets (continued)

			IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF
	IQ U.S. Real Estate Small Cap ETF		For the Period July 22, 2015* to	For the Period July 22, 2015* to	For the Period July 22, 2015* to	For the Period September 30, 2015* to
	For the Year Ended April 30,		April 30,	April 30,	April 30,	April 30,
	2016	2015	2016	2016	2016	2016
Increase (Decrease) in Net
Assets from Operations
Net investment income	$3,049,503	$2,956,885	$787,086	$603,110	$339,484	$26,222
Net realized gain (loss)	(2,053,713)	3,247,369	(605,016)	(85,511)	(1,408,343)	11,918
Net change in net unrealized
appreciation (depreciation)	(3,107,461)	(440,574)	(635,136)	(1,611,277)	(1,636,740)	57,626
Net increase (decrease) in net
assets resulting from operations	(2,111,671)	5,763,680	(453,066)	(1,093,678)	(2,705,599)	95,766
Dividends and Distributions to
Shareholders from:
Net investment income	(3,031,724)	(2,917,585)	(446,626)	(331,580)	—	(13,810)
Return of Capital	(1,905,746)	(787,254)	—	—
Total dividends and distributions
to shareholders	(4,937,470)	(3,704,839)	(446,626)	(331,580)	—	(13,810)
Capital Share Transactions
Proceeds from shares created	1,324,154	54,872,727	80,525,000	58,757,517	27,830,914	4,099,527
Cost of shares redeemed	(12,660,279)	(14,029,231)	(3,615,005)	(10,608,737)	—	(2,085,419)
Net increase (decrease) from
capital share transactions	(11,336,125)	40,843,496	76,909,995	48,148,780	27,830,914	2,014,108
Total increase (decrease) in
net assets	(18,385,266)	42,902,337	76,010,303	46,723,522	25,125,315	2,096,064
Net Assets
Beginning of period	95,048,184	52,145,847	—	—	—	—
End of period	$76,662,918	$95,048,184	$76,010,303	$46,723,522	$25,125,315	$2,096,064
Including undistributed
(accumulated) net investment
income (loss) as follows:	$55,101	$16,889	$608,564	$670,698	$355,358	$(380)
Changes in Shares Outstanding
Shares outstanding,
beginning of period	3,550,000	2,050,000	—	—	—	—
Shares created	50,000	2,000,000	4,500,001	3,250,001	1,450,001	200,001
Shares redeemed	(550,000)	(500,000)	(200,000)	(600,000)	—	(100,000)
Shares outstanding, end of period	3,050,000	3,550,000	4,300,001	2,650,001	1,450,001	100,001

*	Commencement of operations.

See notes to financial statements.

Financial Highlights
Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Multi-Strategy Tracker ETF					IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,					For the Year Ended April 30,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Net asset value,
beginning of period	$30.01	$29.26	$28.41	$27.66	$27.86	$25.69	$26.50	$26.90	$27.28	$28.30

Income from Investment
Operations
Net investment
income (loss)[2]	0.43	0.38	0.33	0.34	0.43	0.46	0.32	0.36	0.38	0.39
Net realized and unrealized
gain (loss) on investments	(1.30)	0.74	0.88	0.69	(0.27)	(1.27)	(0.79)	(0.62)	(0.29)	(1.14)
Distributions of net realized
gains from investments
in other investment
companies	0.03	0.02	0.01	0.03	0.01	0.05	0.00 [3]	0.02	0.01	0.00 [3]
Net increase (decrease) in
net assets resulting from
investment operations	(0.84)	1.14	1.22	1.06	0.17	(0.76)	(0.47)	(0.24)	0.10	(0.75)

Distributions from:
Net investment income	(0.14)	(0.39)	(0.37)	(0.31)	(0.37)	(0.27)	(0.34)	(0.16)	(0.48)	(0.27)
Total distributions from net
investment income	(0.14)	(0.39)	(0.37)	(0.31)	(0.37)	(0.27)	(0.34)	(0.16)	(0.48)	(0.27)

Net end asset of period value,	$29.03	$30.01	$29.26	$28.41	$27.66	$24.66	$25.69	$26.50	$26.90	$27.28
Market Price, end of period	$29.06	$30.00				$24.80	$25.74

Total Return
Total investment return based
on net asset value[5]	(2.80)%	3.93%[6]	4.30%[6]	3.85%	0.65%	(2.97)%	(1.77)%	(0.90)%	0.36%	(2.61)%
Total investment return based
on Market Price	(2.67)%	3.79%				(2.60)%	(1.47)%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$1,074,120	$1,000,840	$722,844	$383,501	$196,415	$14,794	$21,837	$26,504	$63,225	$50,476
Ratio to average net assets of:
Expenses[7]	0.76%	0.76%	0.75%	0.75%	0.75%	0.76%	0.75%	0.75%	0.75%	0.75%
Net investment
income (loss)	1.48%	1.27%	1.16%	1.22%	1.57%	1.86%	1.23%	1.37%	1.39%	1.44%
Portfolio turnover rate[9]	312%	81%	119%	159%	90%	99%	101%	58%	146%	108%

See footnotes on page 122.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Market Neutral Tracker ETF				IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,			For the Period October 4, 2012[1]	For the Year Ended	For the Period March 24, 2015[1]
	2016	2015	2014	to April 30, 2013	April 30, 2016	to April 30, 2015
Net asset value, beginning of period	$25.53	$25.77	$25.69	$24.98	$19.93	$20.00

Income from Investment Operations
Net investment income (loss)[2]	0.27	0.16	0.16	0.06	0.41	0.04
Net realized and unrealized gain (loss)
on investments	(0.33)	(0.09)	0.12	0.68	(1.10)	(0.11)
Distributions of net realized gains from
investments in other investment companies	0.02	0.03	0.02	0.03	—	—
Net increase (decrease) in net assets resulting
from investment operations	(0.04)	0.10	0.30	0.77	(0.69)	(0.07)

Distributions from:
Net investment income	—	(0.34)	(0.22)	(0.06)	(0.36)	—
Total distributions from net investment income	—	(0.34)	(0.22)	(0.06)	(0.36)	—
Net asset value, end of period	$25.49	$25.53	$25.77	$25.69	$18.88	$19.93
Market Price, end of period	$25.43	$25.50			$18.72	$20.79

Total Return
Total investment return based on net
asset value[5]	(0.15)%	0.40%	1.17%	3.10%	(3.46)%	(0.35)%
Total investment return based on Market Price	(0.27)%	0.43%			(8.23)%	3.95%[10]
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,294	$12,766	$16,748	$5,137	$1,888	$1,993
Ratio to average net assets of:
Expenses[7]	0.76%	0.76%	0.75%	0.76%[8]	0.76%	0.75%[8]
Net investment income (loss)	1.09%	0.64%	0.64%	0.40%[8]	2.15%	1.73%[8]
Portfolio turnover rate[9]	135%	101%	51%	29%	94%	4%

See footnotes on page 122.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Event-Driven Tracker ETF		IQ Global Resources ETF For the Year Ended April 30,
	For the Year Ended April 30, 2016	For the Period March 24, 2015[1] to April 30, 2015
			For the Year Ended April 30,
			2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.01	$19.95	$27.18	$29.21	$28.50	$28.95	$33.27

Income from Investment Operations
Net investment income (loss)[2]	0.54	0.02	0.56	0.37	0.41	0.40	0.39
Net realized and unrealized gain (loss)
on investments	(1.03)	0.03	(2.48)	(2.05)	0.61	(0.48)	(4.17)
Distributions of net realized gains
from investments in other
investment companies	0.23	0.01	—	—	—	—	—
Net increase (decrease) in net assets resulting
from investment operations	(0.26)	0.06	(1.92)	(1.68)	1.02	(0.08)	(3.78)

Distributions from:
Net investment income	(0.35)	—	(0.56)	(0.35)	(0.31)	(0.37)	(0.20)
Net realized (loss)	—	—	—	—	—	—	(0.34)
Total distributions from net investment
income	(0.35)	—	(0.56)	(0.35)	(0.31)	(0.37)	(0.54)
Net asset value, end of period	$19.40	$20.01	$24.70	$27.18	$29.21	$28.50	$28.95
Market Price, end of period	$19.43	$20.00	$24.78	$27.18

Total Return
Total investment return based on net
asset value[5]	(1.26)%	0.30%	(6.71)%[6]	(5.75)%[6]	3.61%[6]	(0.35)%	(11.30)%
Total investment return based on
Market Price	(1.04)%	0.25%[10]	(6.41)%	(5.97)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,940	$2,001	$67,924	$66,587	$84,719	$85,511	$68,039
Ratio to average net assets of:
Expenses[7]	0.79%	0.75%[8]	0.76%	0.75%	0.75%	0.76%	0.75%
Net investment income (loss)	2.81%	1.31%[8]	2.39%	1.32%	1.45%	1.39%	1.31%
Portfolio turnover rate[9]	16%	6%	325%	182%	116%	119%	178%

See footnotes on page 122.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	IQ Merger Arbitrage ETF					IQ Real Return ETF
	For the Year Ended April 30,					For the Year Ended April 30,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Net asset value,
beginning of period	$28.92	$27.09	$25.60	$26.02	$25.47	$26.70	$26.33	$26.50	$26.23	$25.63

Income from Investment
Operations
Net investment income (loss)[2]	0.02	0.04	0.03	0.09	(0.03)	0.09	0.05	0.09	0.06	(0.01)
Net realized and unrealized
gain (loss) on investments	(0.25)	1.79	1.72	(0.46)	0.58	(0.06)	0.35	(0.23)	0.23	0.66
Net increase (decrease) in
net assets resulting from
investment operations	(0.23)	1.83	1.75	(0.37)	0.55	0.03	0.40	(0.14)	0.29	0.65

Distributions from:
Net investment income	(0.25)	—	(0.26)	(0.05)	—	(0.00)[4]	(0.03)	(0.03)	(0.02)	—
Net realized (loss)	—	—	—	—	—	—	—	—	—	(0.05)
Total distributions from net
investment income and
realized gains	(0.25)	—	(0.26)	(0.05)	—	(0.00)[4]	(0.03)	(0.03)	(0.02)	(0.05)
Net asset value, end of period	$28.44	$28.92	$27.09	$25.60	$26.02	$26.73	$26.70	$26.33	$26.50	$26.23
Market Price, end of period	$28.51	$28.97				$26.72	$26.81

Total Return
Total investment return based
on net asset value[5]	(0.79)%	6.76%	6.88%	(1.42)%	2.16%	0.11%	1.50%	(0.54)%	1.09%	2.56%
Total investment return based
on Market Price	(0.73)%	6.31%				(0.32)%	1.96%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$139,367	$121,447	$33,862	$14,078	$26,019	$26,727	$28,031	$26,329	$60,954	$27,543
Ratio to average net assets of:
Expenses[7]	0.76%	0.76%	0.75%	0.76%	0.75%	0.49%	0.48%	0.48%	0.48%	0.48%
Net investment income (loss)	0.09%	0.14%	0.13%	0.36%	(0.11)%	0.33%	0.18%	0.36%	0.23%	(0.05)%
Portfolio turnover rate[9]	272%	447%	353%	374%	365%	109%	91%	45%	72%	62%

See footnotes on page 122.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	IQ Australia Small Cap ETF					IQ Canada Small Cap ETF
	For the Year Ended April 30,					For the Year Ended April 30,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Net asset value,
beginning of period	$16.31	$19.22	$21.34	$23.25	$30.94	$18.67	$23.80	$21.31	$26.17	$35.44

Income from Investment
Operations
Net investment income (loss)[2]	0.43	0.57	0.53	0.62	0.64	0.28	0.27	0.29	0.28	0.16
Net realized and unrealized
gain (loss) on investments	(0.93)	(2.60)	(1.93)	(2.14)	(5.71)	(1.96)	(5.22)	2.51	(4.27)	(9.12)
Net increase (decrease) in
net assets resulting from
investment operations	(0.50)	(2.03)	(1.40)	(1.52)	(5.07)	(1.68)	(4.95)	2.80	(3.99)	(8.96)

Distributions from:
Net investment income	(0.64)	(0.88)	(0.72)	(0.39)	(1.77)	(0.35)	(0.18)	(0.31)	(0.87)	(0.31)
Net realized (loss)	—	—	—	—	(0.85)	—	—	—	—	—
Total distributions from net
investment income and
realized gains	(0.64)	(0.88)	(0.72)	(0.39)	(2.62)	(0.35)	(0.18)	(0.31)	(0.87)	(0.31)
Net asset value, end of period	$15.17	$16.31	$19.22	$21.34	$23.25	$16.64	$18.67	$23.80	$21.31	$26.17
Market Price, end of period	$15.10	$16.42				$16.22	$18.63

Total Return
Total investment return based
on net asset value[5]	(2.59)%	(10.43)%	(6.32)%	(6.51)%	(15.08)%	(8.29)%	(20.81)%	13.32%	(15.49)%	(25.24)%
Total investment return based
on Market Price	(3.70)%	(9.84)%				(10.39)%	(20.71)%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$6,826	$5,708	$8,649	$13,870	$16,277	$10,814	$10,270	$16,663	$15,981	$31,409
Ratio to average net assets of:
Expenses[7]	0.70%	0.70%	0.69%	0.69%	0.69%	0.70%	0.69%	0.69%	0.70%	0.69%
Net investment income (loss)	3.08%	3.22%	2.84%	2.98%	2.49%	1.98%	1.25%	1.37%	1.21%	0.55%
Portfolio turnover rate[9]	40%	36%	31%	29%	42%	27%	33%	38%	41%	37%

See footnotes on page 122.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	IQ Global Agribusiness Small Cap ETF					IQ Global Oil Small Cap ETF
	For the Year Ended April 30,					For the Year Ended April 30,				For the Period May 4, 2011[1] to April 30, 2012
	2016	2015	2014	2013	2012	2016	2015	2014	2013
Net asset value,
beginning of period	$27.26	$26.92	$26.41	$24.82	$27.42	$17.47	$22.76	$19.36	$17.58	$19.56

Income from Investment
Operations
Net investment income (loss)[2]	0.41	0.31	0.35	0.31	0.22	0.17	0.25	0.19	0.15	0.21
Net realized and unrealized
gain (loss) on investments	2.82	0.44	0.58	1.64	(2.61)	(5.58)	(5.25)	3.36	1.93	(2.07)
Net increase (decrease) in
net assets resulting from
investment operations	3.23	0.75	0.93	1.95	(2.39)	(5.41)	(5.00)	3.55	2.08	(1.86)

Distributions from:
Net investment income	(0.37)	(0.41)	(0.42)	(0.36)	(0.21)	(0.29)	(0.29)	(0.15)	(0.30)	(0.12)
Total distributions from net
investment income	(0.37)	(0.41)	(0.42)	(0.36)	(0.21)	(0.29)	(0.29)	(0.15)	(0.30)	(0.12)
Net asset value, end of period	$30.12	$27.26	$26.92	$26.41	$24.82	$11.77	$17.47	$22.76	$19.36	$17.58
Market Price, end of period	$29.52	$27.27				$11.96	$17.42

Total Return
Total investment return based
on net asset value[5]	11.93%	2.92%	3.50%	7.91%	(8.64)%	(30.69)%	(21.80)%	18.44%	12.09%	(9.40)%
Total investment return based
on Market Price	9.66%	3.15%				(29.39)%	(21.58)%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$12,047	$13,630	$25,572	$36,977	$39,709	$2,943	$5,240	$2,276	$1,936	$2,637
Ratio to average net assets of:
Expenses[7]	0.76%	0.76%	0.75%	0.75%	0.75%	0.84%	0.76%	0.76%	0.76%	0.75%[8]
Net investment income (loss)	1.48%	1.16%	1.29%	1.24%	0.89%	1.34%	1.41%	0.93%	0.86%	1.22%[8]
Portfolio turnover rate[9]	31%	33%	25%	17%	26%	52%	58%	42%	30%	10%

See footnotes on page 122.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,				For the Period June 13, 2011[1] to April 30, 2012
	2016	2015	2014	2013
Net asset value, beginning of period	$26.77	$25.44	$27.07	$20.42	$19.91

Income from Investment Operations
Net investment income (loss)[2]	0.90	1.07	1.22	0.83	0.73
Net realized and unrealized gain (loss) on investments	(1.09)	1.57	(0.96)	7.00	0.37
Net increase (decrease) in net assets resulting from investment operations	(0.19)	2.64	0.26	7.83	1.10

Distributions from:
Net investment income	(0.88)	(1.04)	(1.24)	(1.18)	(0.59)
Return of capital	(0.56)	(0.27)	(0.65)	—	—
Total distributions from net investment income and return of capital	(1.44)	(1.31)	(1.89)	(1.18)	(0.59)
Net asset value, end of period	$25.14	$26.77	$25.44	$27.07	$20.42
Market Price, end of period	$25.10	$26.82

Total Return
Total investment return based on net asset value[5]	(0.51)%	10.44%	1.65%	39.85%	6.05%
Total investment return based on Market Price	(0.83)%	10.51%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,663	$95,048	$52,146	$58,192	$32,669
Ratio to average net assets of:
Expenses[7]	0.70%	0.69%	0.69%	0.69%	0.69%[8]
Net investment income (loss)	3.62%	3.97%	4.91%	3.70%	4.43%[8]
Portfolio turnover rate[9]	28%	17%	35%	16%	11%

See footnotes on page 122.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Leaders GTAA Tracker ETF
	For the Period July 22, 2015[1] to April 30, 2016	For the Period July 22, 2015[1] to April 30, 2016	For the Period July 22, 2015[1] to April 30, 2016	For the Period September 30, 2015[1] to April 30, 2016
Net asset value, beginning of period	$19.94	$19.90	$20.16	$20.00

Income from Investment Operations
Net investment income (loss)[2]	0.37	0.36	0.27	0.26
Net realized and unrealized gain (loss) on investments	(2.42)	(2.41)	(3.10)	0.78
Distributions of net realized gains from investments in
other investment companies	—	—	—	0.06
Net increase (decrease) in net assets resulting from
investment operations	(2.05)	(2.05)	(2.83)	1.10

Distributions from:
Net investment income	(0.21)	(0.22)	—	(0.14)
Total distributions from net investment income	(0.21)	(0.22)	—	(0.14)
Net asset value, end of period	$17.68	$17.63	$17.33	$20.96
Market Price, end of period	$17.59	$17.82	$17.83	$20.21

Total Return
Total investment return based on net asset value[5]	(10.33)%	(10.33)%	(14.05)%	5.50%
Total investment return based on Market Price	(10.77)%[10]	(9.38)%[10]	(11.56)%[10]	1.72%[10]

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,010	$46,724	$25,125	$2,096
Ratio to average net assets of:
Expenses[7]	0.36%[8]	0.46%[8]	0.46%[8]	0.46%[8]
Net investment income (loss)	2.71%[8]	2.65%[8]	1.85%[8]	2.18%[8]
Portfolio turnover rate[9]	7%	10%	11%	116%

1	Commencement of operations.
2	Based on average shares outstanding.
3	Less than $0.005 per share.
4	Greater than $(0.005) per share.
5	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.
6	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
7	Excludes expenses incurred by the underlying investments in other funds.
8	Annualized.
9	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.
10	Since the shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate market returns.

See notes to financial statements.

Notes to Financial Statements
April 30, 2016

1. ORGANIZATION

IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of seventeen operational funds (collectively, the “Funds” and each individually, a “Fund”). Each Fund is classified as diversified under the 1940 Act, except for the IQ Merger Arbitrage ETF, IQ Global Resources ETF, IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ Global Agribusiness Small Cap ETF, IQ Global Oil Small Cap ETF, IQ U.S. Real Estate Small Cap ETF, IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, IQ 50 Percent Hedged FTSE Japan ETF and the IQ Leaders GTAA Tracker ETF which are classified as a “non-diversified”. The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.

Funds	Commencement of Operation Date
IQ Hedge Multi-Strategy Tracker ETF	March 24, 2009
IQ Hedge Macro Tracker ETF	June 8, 2009
IQ Hedge Market Neutral Tracker ETF	October 4, 2012
IQ Hedge Long/Short Tracker ETF and IQ Hedge Event-Driven Tracker ETF	March 24, 2015
IQ Real Return ETF and IQ Global Resources ETF	October 26, 2009
IQ Merger Arbitrage ETF	November 16, 2009
IQ Australia Small Cap ETF and IQ Canada Small Cap ETF	March 22, 2010
IQ Global Agribusiness Small Cap ETF	March 21, 2011
IQ Global Oil Small Cap ETF	May 4, 2011
IQ U.S. Real Estate Small Cap ETF	June 13, 2011
IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF,
and IQ 50 Percent Hedged FTSE Japan ETF	July 22, 2015
IQ Leaders GTAA Tracker ETF	September 30, 2015

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the Underlying Index). The underlying indices for the Funds are listed below:

Funds	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF	IQ Hedge Event-Driven Index
IQ Global Resources ETF	IQ Global Resources Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ Real Return ETF	IQ Real Return Index
IQ Australia Small Cap ETF	IQ Australia Small Cap Index
IQ Canada Small Cap ETF	IQ Canada Small Cap Index
IQ Global Agribusiness Small Cap ETF	IQ Global Agribusiness Small Cap Index
IQ Global Oil Small Cap ETF	IQ Global Oil Small Cap Index
IQ U.S. Real Estate Small Cap ETF	IQ U.S. Real Estate Small Cap Index
IQ 50 Percent Hedged FTSE International ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Europe ETF	FTSE Developed Europe 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Japan ETF	FTSE Japan 50% Hedged to USD Index
IQ Leaders GTAA Tracker ETF	IQ Leaders GTAA Index

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Notes to Financial Statements (continued)
April 30, 2016

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which may provide general indemnifications.

Investment Valuation

Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. The net asset value (“NAV”) of the Shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available will be valued at market value. Market value will generally be determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

In calculating NAV, the Fund’s exchange-traded Equity Securities will be valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation or, if no sale has occurred, at the last quoted mid-price on the primary market or exchange on which they are traded. Investment company securities (other than ETFs) will be valued at NAV.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

Unsponsored depositary receipts will be valued at the last quoted mid-price. Debt Securities will be valued using market quotations when available or other equivalent indications of value provided by an independent third-party pricing service. Short-term Debt Instruments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.

Futures contracts generally will be valued at the settlement or closing price determined by the applicable exchange. Exchange-traded option contracts, including options, futures and swaps, will be valued at their most recent sale price. If no such sales are reported, these contracts will be valued at their last traded price.

Over-the counter (“OTC”) traded Financial Instruments, including OTC-traded options, forwards and currency-related derivatives, will normally be valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service.

Foreign securities and instruments will be valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.

Notes to Financial Statements (continued)
April 30, 2016

When market quotations are not readily available, or deemed unreliable or do not reflect material events occurring between the close of local markets and the time of valuation, investments will be valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). According to the Registration Statement, the NAV will be calculated by The Bank of New York Mellon the (“Administrator”) and determined each Business Day as of the close of regular trading on the Exchange (ordinarily 4:00 PM, Eastern Time). The Shares of the Fund will not be priced on days on which the Exchange is closed for trading.

Each Fund automatically sweeps uninvested cash balances into a money market fund, the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class. The Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio has no redemption restriction and is valued at the daily NAV.

Under normal conditions, each Fund invests cash collateral from securities lending activities into Dreyfus Government Cash Management Fund. The Dreyfus Government Cash Management’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Dreyfus Government Cash Management has no redemption restrictions and is valued at the daily NAV.

Fair Value Measurement

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, IndexIQ Advisors LLC (the “Advisor”) may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted

Notes to Financial Statements (continued)
April 30, 2016

by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2016 is disclosed at the end of each Fund’s Schedule of Investments.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed that earnings and profit for tax purposes are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

Foreign Taxes

The Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended April 30, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Notes to Financial Statements (continued)
April 30, 2016

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedules of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains/(losses) are included in the reported net realized and unrealized gains/(losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

Securities Lending

The Bank of New York Mellon serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, equivalent to at least 100% of the market value of securities loaned, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Funds’ securities if the borrower defaults.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

In accordance with the securities lending agreement between the Funds and the Bank of New York Mellon, the Funds will be the indemnified by the Bank of New York Mellon in the event of default of a Borrower.

Notes to Financial Statements (continued)
April 30, 2016

The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral outstanding at April 30, 2016 are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Master Netting Arrangements

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities.

Total Return Swap contracts are valued at the unrealized appreciation/depreciation on total return swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.

At April 30, 2016 the unrealized appreciation/depreciation on total return swap contracts for the following funds were zero, reflecting a reset date at period end based on the contractual agreement with Morgan Stanley Capital Service LLC (“Morgan Stanley”), each Fund’s counterparty.

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Leaders GTAA Tracker ETF

Notes to Financial Statements (continued)
April 30, 2016

As of April 30, 2016, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with the Bank of New York Mellon are detailed in the following table:

	Assets			Liabilities
	Gross Amounts			Gross Amounts
	Presented in			Presented in
	Statements of			Statements of
	Assets and	Collateral		Assets and	Collateral
Fund	Liabilities	Received	Net Amount	Liabilities	Pledged	Net Amount
IQ Hedge Multi-Strategy
Tracker ETF	$125,659,626	$(125,659,626)[1]	$—	$—	$—	$—
IQ Hedge Macro
Tracker ETF	3,132,960	(3,132,960)[1]	—	—	—	—
IQ Hedge Market Neutral
Tracker ETF	30,602	(30,602)[1]	—	—	—	—
IQ Hedge Long/Short
Tracker ETF	202,322	(202,322)[1]	—	—	—	—
IQ Global Resources ETF	4,588,057	(4,588,057)[1]	—	—	—	—
IQ Merger Arbitrage ETF	1,446,739	(1,446,739)[1]	—	—	—	—
IQ Real Return ETF	3,184,369	(3,184,369)[1]	—	—	—	—
IQ Australia Small
Cap ETF	531,074	(531,074)[1]	—	—	—	—
IQ Canada Small
Cap ETF	1,395,867	(1,395,867)[1]	—	—	—	—
IQ Global Agribusiness
Small Cap ETF	1,123,060	(1,123,060)[1]	—	—	—	—
IQ Global Oil Small
Cap ETF	716,728	(716,728)[1]	—	—	—	—
IQ U.S. Real Estate
Small Cap ETF	9,383,983	(9,383,983)[1]	—	—	—	—
IQ 50 Percent Hedged
FTSE International ETF	852,868	(852,868)[1]	—	—	—	—
IQ 50 Percent Hedged
FTSE Europe ETF	936,945	(936,945)[1]	—	—	—	—
IQ 50 Percent Hedged
FTSE Japan ETF	79,034	(79,034)[1]	—	—	—	—
IQ Leaders GTAA
Tracker ETF	206,608	(206,608)[1]	—	—	—	—

1	The amount of collateral presented is limited such that the net amount cannot be less than zero.

At April 30, 2016 the Fund's OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

	Gross Amounts			Gross Amounts
	of Assets	Financial		of Liabilities	Financial
	Presented in	Instruments		Presented in	Instruments
	the Statement	and Derivatives	Net Amount	the Statement	and Derivatives	Net Amount
	of Assets	Available	of Derivatives	of Assets	Available	of Derivatives
Fund	and Liabilities	for Offset	Assets	and Liabilities	for Offset	Liabilities
IQ 50 Percent Hedged
FTSE International ETF
Morgan Stanley	$30,646	$(30,646)	$—	$521,630	$(30,646)	$490,984
IQ 50 Percent Hedged
FTSE Europe ETF
Morgan Stanley	$14,037	$(14,037)	$—	$256,812	$(14,037)	$242,775
IQ 50 Percent Hedged
FTSE Japan ETF
Merrill Lynch	$ 85	$(85)	$—	$620,704	$(85)	$620,619

Notes to Financial Statements (continued)
April 30, 2016

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income and net capital gains are typically distributed to shareholders at least annually; the IQ U.S. Real Estate Small Cap ETF distributes income quarterly. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which a Fund invests are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the financial highlights.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trusts, on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Independent Trustees of the Trust (“Independent Trustees”). Pursuant to the Advisory Agreement, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund, at the following annual rates:

Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Hedge Long/Short Tracker ETF	0.75%
IQ Hedge Event-Driven Tracker ETF	0.75%
IQ Global Resources ETF	0.75%
IQ Merger Arbitrage ETF	0.75%
IQ Real Return ETF	0.48%
IQ Australia Small Cap ETF	0.69%
IQ Canada Small Cap ETF	0.69%
IQ Global Agribusiness Small Cap ETF	0.75%
IQ Global Oil Small Cap ETF	0.75%
IQ U.S. Real Estate Small Cap ETF	0.69%
IQ 50 Percent Hedged FTSE International ETF	0.35%
IQ 50 Percent Hedged FTSE Europe ETF	0.45%
IQ 50 Percent Hedged FTSE Japan ETF	0.45%
IQ Leaders GTAA Tracker ETF	0.45%

Such fee is accrued daily and paid monthly.

The Advisor has agreed to pay all expenses of the Funds, except brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Funds’ chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

Distribution (12b-1 Fees)

ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Services Agreement. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Notes to Financial Statements (continued)
April 30, 2016

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds, also as described in Note 4 below. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.

4. CAPITAL SHARE TRANSACTIONS

As of April 30, 2016, there were an unlimited number of no par value shares of beneficial interest authorized by the Trust. Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

5. FEDERAL INCOME TAX

At April 30, 2016, the cost of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$1,188,912,522	$19,272,358	$(1,370,919)	$17,901,439
IQ Hedge Macro Tracker ETF	18,566,678	90,524	(486,966)	(396,442)
IQ Hedge Market Neutral Tracker ETF	15,022,983	353,864	(22,415)	331,449
IQ Hedge Long/Short Tracker ETF	2,116,522	23,288	(36,345)	(13,057)
IQ Hedge Event-Driven Tracker ETF	2,031,665	947	(89,003)	(88,056)
IQ Global Resources ETF	66,645,356	18,184,991	(13,653,309)	4,531,682
IQ Merger Arbitrage ETF	140,760,393	3,783,767	(3,447,983)	335,784
IQ Real Return ETF	29,766,300	242,791	(919)	241,872
IQ Australia Small Cap ETF	7,941,596	455,670	(1,133,994)	(678,324)
IQ Canada Small Cap ETF	13,123,110	1,672,683	(2,567,846)	(895,163)
IQ Global Agribusiness Small Cap ETF	12,696,206	2,348,469	(2,434,966)	(86,497)
IQ Global Oil Small Cap ETF	4,186,776	156,939	(669,197)	(512,258)
IQ U.S. Real Estate Small Cap ETF	84,372,074	6,931,541	(9,771,230)	(2,839,689)
IQ 50 Percent Hedged FTSE International ETF	78,009,797	2,198,978	(2,525,526)	(326,548)
IQ 50 Percent Hedged FTSE Europe ETF	49,541,561	930,931	(2,377,903)	(1,446,972)
IQ 50 Percent Hedged FTSE Japan ETF	26,925,574	1,271,114	(2,430,333)	(1,159,219)
IQ Leaders GTAA Tracker ETF	2,257,180	52,004	(4,669)	47,335

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2016.

Notes to Financial Statements (continued)
April 30, 2016

At April 30, 2016, the Components of Undistributed (Accumulated) Earnings (Losses) on a tax-basis were as follows:

Fund	Ordinary Income (Loss)[1]	Net Capital Gain (Losses)[2]	Net Unrealized Appreciation/ Depreciation	Total Earnings/(Losses)
IQ Hedge Multi-Strategy Tracker ETF	$(2,222,384)	$(86,152,070)	$17,901,439	$(70,473,014)
IQ Hedge Macro Tracker ETF	(244,695)	(6,018,533)	(396,442)	(6,659,670)
IQ Hedge Market Neutral Tracker ETF	173,904	(877,553)	331,449	(372,200)
IQ Hedge Long/Short Tracker ETF	(7,435)	(91,198)	(13,057)	(111,690)
IQ Hedge Event-Driven Tracker ETF	29,292	3,533	(88,056)	(55,231)
IQ Global Resources ETF	676,497	(51,443,245)	4,533,802	(46,232,946)
IQ Merger Arbitrage ETF	(110,785)	(5,265,366)	336,226	(5,039,925)
IQ Real Return ETF	(76,129)	(2,210,727)	241,872	(2,044,984)
IQ Australia Small Cap ETF	154,748	(8,688,984)	(678,392)	(9,212,628)
IQ Canada Small Cap ETF	119,430	(20,483,284)	(894,522)	(21,258,376)
IQ Global Agribusiness Small Cap ETF	98,000	(7,359,624)	(85,024)	(7,346,648)
IQ Global Oil Small Cap ETF	96,479	(1,464,910)	(511,988)	(1,880,419)
IQ U.S. Real Estate Small Cap ETF	—	(3,409,612)	(2,839,689)	(6,249,301)
IQ 50 Percent Hedged FTSE International ETF	718,957	(1,408,725)	(321,999)	(1,011,767)
IQ 50 Percent Hedged FTSE Europe ETF	679,095	(670,726)	(1,447,264)	(1,438,895)
IQ 50 Percent Hedged FTSE Japan ETF	381,554	(1,941,307)	(1,145,846)	(2,705,599)
IQ Leaders GTAA Tracker ETF	(381)	(50,742)	47,335	(3,789)

1	Includes late year ordinary loss, if any.
2	Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts, post-October and late year losses.

At April 30, 2016, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:

	Undistributed
	Net Investment	Accumulated
	Income/	Net Realized
	(Accumulated Net	Gain/(Loss)	Paid-in
Fund	Investment Loss)	on Investments	Capital
IQ Hedge Multi-Strategy Tracker ETF	$(14,447,645)	$7,620,858	$6,826,787
IQ Hedge Macro Tracker ETF	(40,244)	29,999	10,245
IQ Hedge Market Neutral Tracker ETF	37,001	(173,641)	136,640
IQ Hedge Long/Short Tracker ETF	(24,258)	24,258	—
IQ Hedge Event-Driven Tracker ETF	6,261	(6,261)	—
IQ Global Resources ETF	(492,698)	817,166	(324,468)
IQ Merger Arbitrage ETF	1,766,202	(3,857,907)	2,091,705
IQ Real Return ETF	(158,590)	(187,132)	345,722
IQ Australia Small Cap ETF	(1,125)	(6,995)	8,120
IQ Canada Small Cap ETF	26,164	(26,164)	—
IQ Global Agribusiness Small Cap ETF	13,926	(200,387)	186,461
IQ Global Oil Small Cap ETF	49,250	83,927	(133,177)
IQ U.S. Real Estate Small Cap ETF	1,926,179	209,930	(2,136,109)
IQ 50 Percent Hedged FTSE International ETF	268,104	(380,179)	112,075
IQ 50 Percent Hedged FTSE Europe ETF	399,168	(412,805)	13,637
IQ 50 Percent Hedged FTSE Japan ETF	15,874	(15,874)	—
IQ Leaders GTAA Tracker ETF	(12,792)	(72,952)	85,744

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of foreign currency gains and losses, investments in passive foreign investment companies, publicly traded partnerships, grantors trusts, real estate investment trusts, regulated investment companies, swaps, and redemptions in-kind.

Notes to Financial Statements (continued)
April 30, 2016

The tax character of distributions paid during the years ended April 30, 2016 and 2015 were as follows:

	2016			2015
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy
Tracker ETF	$5,414,930	$—	$—	$13,005,300	$—	$—
IQ Hedge Macro Tracker ETF	186,676	—	—	304,929	—	—
IQ Hedge Market Neutral
Tracker ETF	—	—	—	221,006	—	—
IQ Hedge Long/Short
Tracker ETF	35,914	—	—	—	—	—
IQ Hedge Event-Driven
Tracker ETF	35,251	—	—	—	—	—
IQ Global Resources ETF	1,098,143	—	—	1,147,080	—	—
IQ Merger Arbitrage ETF	992,736	—	—	—	—	—
IQ Real Return ETF	2,630	—	—	24,006	—	—
IQ Australia Small Cap ETF	225,046	—	—	351,608	—	—
IQ Canada Small Cap ETF	192,923	—	—	106,182	—	—
IQ Global Agribusiness Small
Cap ETF	166,361	—	—	267,937	—	—
IQ Global Oil Small Cap ETF	72,240	—	—	28,982	—	—
IQ U.S. Real Estate Small
Cap ETF	3,031,724	—	1,905,746	2,917,585	—	787,254
IQ 50 Percent Hedged
FTSE International ETF	446,626	—	—	—	—	—
IQ 50 Percent Hedged
FTSE Europe ETF	331,580	—	—	—	—	—
IQ 50 Percent Hedged
FTSE Japan ETF	—	—	—	—	—	—
IQ Leaders GTAA Tracker ETF	13,810	—	—	—	—	—

Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2016, the Funds incurred and elected to defer to May 1, 2016 post-October losses and late year ordinary losses of:

		Short-Term	Long-Term
	Late Year	Post October	Post October
Fund	Ordinary Losses	Losses	Losses
IQ Hedge Multi-Strategy Tracker ETF	$(2,222,384)	$16,554,763	$1,161,391
IQ Hedge Macro Tracker ETF	(244,695)	(278,796)	(198,244)
IQ Hedge Market Neutral Tracker ETF	—	(274,244)	(2,857)
IQ Hedge Long/Short Tracker ETF	(7,435)	(29,729)	(40,869)
IQ Hedge Event-Driven Tracker ETF	—	—	—
IQ Global Resources ETF	—	(730,589)	(5,836,857)
IQ Merger Arbitrage ETF	(110,785)	(92,458)	(18,189)
IQ Real Return ETF	(76,129)	(151,730)	(17,201)
IQ Australia Small Cap ETF	—	(49,382)	(182,458)
IQ Canada Small Cap ETF	—	(117,515)	(1,159,651)
IQ Global Agribusiness Small Cap ETF	—	(99,230)	(48,986)
IQ Global Oil Small Cap ETF	—	(339,032)	(224,123)
IQ U.S. Real Estate Small Cap ETF	—	(238,517)	(1,793,108)
IQ 50 Percent Hedged FTSE International ETF	—	(731,070)	(656,428)
IQ 50 Percent Hedged FTSE Europe ETF	—	(386,190)	(259,386)
IQ 50 Percent Hedged FTSE Japan ETF	—	(855,184)	(1,035,572)
IQ Leaders GTAA Tracker ETF	(381)	—	—

Notes to Financial Statements (continued)
April 30, 2016

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, are effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

At April 30, 2016, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

	Short-Term	Short-Term		Short-Term	Long-Term
	Expiring	Expiring	Utilized in	With	With
Fund	April 30, 2018	April 30, 2019	Current Year	No Expiration	No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$841,667	$5,603,304	$—	$60,335,430	$1,655,515
IQ Hedge Macro Tracker ETF	80,017	531,209	—	4,052,532	877,735
IQ Hedge Market Neutral Tracker ETF	—	—	—	526,705	73,748
IQ Hedge Long/Short Tracker ETF	—	—	—	20,600	—
IQ Hedge Event-Driven Tracker ETF	—	—	—	—	—
IQ Global Resources ETF	—	—	—	32,544,718	12,331,081
IQ Merger Arbitrage ETF	—	—	—	5,154,719	—
IQ Real Return ETF	—	—	—	614,180	1,427,616
IQ Australia Small Cap ETF	—	—	—	2,738,011	5,719,133
IQ Canada Small Cap ETF	—	161,421	—	8,855,107	10,189,590
IQ Global Agribusiness Small Cap ETF	—	—	—	2,938,779	4,272,629
IQ Global Oil Small Cap ETF	—	—	—	280,442	621,313
IQ U.S. Real Estate Small Cap ETF	—	—	—	1,377,987	—
IQ 50 Percent Hedged
FTSE International ETF	—	—	—	21,227	—
IQ 50 Percent Hedged
FTSE Europe ETF	—	—	—	25,150	—
IQ 50 Percent Hedged
FTSE Japan ETF	—	—	—	50,551	—
IQ Leaders GTAA Tracker ETF	—	—	—	50,742	—

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS

An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. As of April 30, 2016, New York Life Insurance & Annuity Corporation was known to own beneficially greater than 5% of the shares outstanding of the following funds:

Fund	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	51.82%
IQ 50 Percent Hedged FTSE International ETF	31.32%
IQ 50 Percent Hedged FTSE Japan ETF	91.54%
IQ Hedge Event-Driven Tracker ETF	80.00%
IQ Hedge Long/Short Tracker ETF	80.00%
IQ Leaders GTAA Tracker ETF	90.00%

Notes to Financial Statements (continued)
April 30, 2016

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2016 are as follows:

			Purchases
Fund	Purchases	Sales	In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$3,401,917,426	$3,263,037,428	$338,951,471	$349,456,774
IQ Hedge Macro Tracker ETF	17,871,675	17,535,906	—	6,192,906
IQ Hedge Market Neutral Tracker ETF	20,457,236	19,753,682	10,143,457	8,127,844
IQ Hedge Long/Short Tracker ETF	1,797,896	1,791,321	—	—
IQ Hedge Event-Driven Tracker ETF	353,443	307,480	—	—
IQ Global Resources ETF	156,400,381	156,155,486	17,801,985	11,691,090
IQ Merger Arbitrage ETF	318,521,552	318,009,220	79,738,771	60,221,168
IQ Real Return ETF	28,376,819	29,263,599	6,628,583	6,982,785
IQ Australia Small Cap ETF	1,990,527	2,108,209	2,206,067	692,156
IQ Canada Small Cap ETF	2,217,225	2,299,937	1,270,170	—
IQ Global Agribusiness Small Cap ETF	4,065,755	4,021,621	1,338,506	3,953,671
IQ Global Oil Small Cap ETF	1,716,387	1,722,339	—	552,974
IQ U.S. Real Estate Small Cap ETF	23,194,691	24,254,091	1,324,216	12,658,026
IQ 50 Percent Hedged FTSE International ETF	8,726,251	2,657,713	73,748,046	3,425,854
IQ 50 Percent Hedged FTSE Europe ETF	5,904,492	2,711,730	55,635,605	10,546,509
IQ 50 Percent Hedged FTSE Japan ETF	3,616,835	2,423,493	25,853,915	—
IQ Leaders GTAA Tracker ETF	2,381,106	2,595,538	4,099,974	1,883,667

8. DERIVATIVE FINANCIAL INSTRUMENTS

Swap Transactions

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.

The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of total return swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

When the Funds have an unrealized loss on a swap agreement, the Funds have instructed the custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.

Certain of the Funds intend to use total return swaps in several ways to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

Notes to Financial Statements (continued)
April 30, 2016

Pursuant to documentation governing the Funds’ swap transactions with Morgan Stanley, Morgan Stanley has the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. IQ Leaders GTAA Tracker ETF utilized swaps to effect both long and short exposure to several asset classes and market segments, including long exposure to convertible bonds, corporate bonds, government bonds, and domestic and international equities; and short exposure to domestic consumer equities, domestic energy related equities, high yield bonds, and intermediate term treasury notes. As of April 30, 2016, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract.

Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

During the year ended April 30, 2016, IQ Global Resources ETF utilized futures contracts to affect short exposure to domestic and international equity returns.

At April 30, 2016, there were no open futures contracts.

Forward Foreign Currency Exchange Contracts

Certain Funds may enter into foreign currency transactions to seek a closer correlation between the Funds’ overall currency exposures and the currency exposures of the Underlying Index as a part of its principal investment strategy.

The Fund may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

Upon entering into a forward foreign currency contract a Fund is required to segregate permissible liquid assets, or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward contracts by the Funds. Realized gains and losses on forward contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold.

The open forward foreign currency contracts at April 30, 2016, are listed in the Schedules of Investments. The unrealized appreciation/depreciation, as applicable, is included in the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)
April 30, 2016

Total Return Swaps reflects a reset date as of April 30, 2016, therefore, there is no unrealized appreciation (depreciation) reflected on the Statements of Assets and Liabilities.

At April 30, 2016, the fair values of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:

Asset Derivatives

	Currency Risk	Equity Risk	Total
IQ 50 Percent Hedged FTSE International ETF
Unrealized appreciation on forward foreign currency contracts	$30,646	$—	$30,646
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized appreciation on forward foreign currency contracts	14,037	—	14,037
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized appreciation on forward foreign currency contracts	85	—	85

Liability Derivatives

	Currency Risk	Equity Risk	Total
IQ 50 Percent Hedged FTSE International ETF
Unrealized depreciation on forward foreign currency contracts	$(521,630)	$—	$(521,630)
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized depreciation on forward foreign currency contracts	(256,812)	—	(256,812)
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized depreciation on forward foreign currency contracts	(620,704)	—	(620,704)

Notes to Financial Statements (continued)
April 30, 2016

Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2016 as follows:

	Currency Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(14,768,117)
IQ Hedge Macro Tracker ETF
Realized gain (loss)
Swap transactions		$3,947
IQ Hedge Market Neutral Tracker ETF
Realized gain (loss)
Swap transactions		$(17,962)
IQ Hedge Long/Short Tracker ETF
Realized gain (loss)
Swap transactions		$(19,765)
IQ Hedge Event-Driven Tracker ETF
Realized gain (loss)
Swap contracts		$(7,229)
IQ Global Resources ETF
Realized gain (loss)
Futures contracts		$291,556
Swaps		$(415,349)
Change in Unrealized appreciation (depreciation)
Futures contracts		$352,790
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap contracts		$1,290,289
IQ 50 Percent Hedged FTSE International ETF(a)
Realized gain (loss)
Forward foreign currency contracts	$(346,274)
Change in Unrealized appreciation (depreciation)
Forward foreign currency contracts	$(490,984)
IQ 50 Percent Hedged FTSE Europe ETF(a)
Realized gain (loss)
Forward foreign currency contracts	$204,645
Change in Unrealized appreciation (depreciation)
Forward foreign currency contracts	$(242,775)
IQ 50 Percent Hedged FTSE Japan ETF(a)
Realized gain (loss)
Forward foreign currency contracts	$(1,082,011)
Change in Unrealized appreciation (depreciation)
Forward foreign currency contracts	$(620,619)
IQ Leaders GTAA Tracker ETF
Realized gain (loss)
Swap contracts		$(23,724)

(a)	Forward foreign currency contracts are included in net realized gain (loss) from forward foreign currency contracts and translation & net change in unrealized appreciation (depreciation) of forward foreign currency contracts are included in forward foreign currency contracts and translation in the Statements of Operations.

Notes to Financial Statements (continued)
April 30, 2016

For the year ended April 30, 2016, the monthly average volume of the derivatives held by the Funds was as follows:

	Average Notional Value
									IQ 50	IQ 50	IQ 50
			IQ Hedge						Percent	Percent	Percent
	IQ Hedge	IQ Hedge	Market	IQ Hedge	IQ Hedge	IQ Global	IQ Merger	IQ Leaders	Hedged	Hedged	Hedged
	Multi-Strategy	Macro	Neutral	Long/Short	Event-Driven	Resources	Arbitrage	GTAA	International	FTSE	FTSE
	Tracker ETF	Tracker ETF	Tracker ETF	Tracker ETF	Tracker ETF	ETF	ETF	Tracker ETF	ETF	Europe ETF	Japan ETF
Asset
Futures	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Swaps	273,928,178	3,808,152	3,878,418	560,517	174,435	1,015,148	43,397,826	379,362	—	—	—
Forwards	—	—	—	—	—	—	—	—	58,923,116	46,063,269	36,766,541
Liability
Futures	$—	$—	$—	$—	$—	(9,892,473)	$—	$—	$—	$—	$—
Swaps	(303,433,364)	(3,874,670)	(4,057,360)	(560,653)	(174,390)	—	—	(380,268)	—	—	—
Forwards	—	—	—	—	—	—	—	—	(59,009,511)	(46,067,948)	(36,932,220)

9. RISKS INVOLVED WITH INVESTING IN THE FUNDS

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.

Currency Risk*

Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies) and much of the income received by the Fund will be in foreign currencies, but the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore a Fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both the Fund’s ability to track the Underlying Index and Fund returns in general may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.

Currency Hedging Risk**

Certain Funds uses various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a Fund may also go up or down quickly and unpredictably and investors may lose money.

Fund of Funds Risk***

Certain Funds’ investment performance, because they are funds of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a Fund will indirectly pay a proportional share of the asset-based fees, if any, of the underlying ETFs in which it invests.

Exchange Traded Vehicle Risk***

Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, exchange-traded vehicles (“ETVs”) and exchange-traded notes (“ETNs”) is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.

Index Risk

The Funds’ Underlying Indexes and the Funds rebalance only on a monthly or quarterly basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.

Industry Concentration Risk

A Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that

Notes to Financial Statements (continued)
April 30, 2016

industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Tracking Error Risk

Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor to match the performance of the Underlying Indexes may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Foreign Securities Risk

Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability.

Total Return Swap Risk****

Total return swaps give the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Funds have the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Funds may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.

Futures Risk*****

Certain Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

Small Capitalization Companies Risk******

Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.

*	Applies to IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ Global Agribusiness Small Cap ETF, IQ Global Oil Small Cap ETF, IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, and IQ 50 Percent Hedged FTSE Japan ETF.
**	Applies to IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF, and IQ 50 Percent Hedged FTSE Japan ETF.
***	Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Real Return ETF and GTAA Tracker.
****	Applies to IQ Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven ETF, IQ Merger Arbitrage ETF and IQ GTAA Tracker ETF.
*****	Applies to IQ Global Resources.
******	Applies to IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ Global Agribusiness Small Cap ETF, IQ Global Oil Small Cap ETF and IQ U.S. Real Estate Small Cap ETF.

10. SUBSEQUENT EVENTS

In the preparation of the financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of IndexIQ ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, as of April 30, 2016, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of each of the portfolios comprising the IndexIQ ETF Trust indicated in the table below (collectively referred to as the “Funds”) at April 30, 2016, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Funds as of and for periods ended on or before April 30, 2014 were audited by other auditors whose report dated June 27, 2014 expressed an unqualified opinion on those statements.

Periods audited by PricewaterhouseCoopers LLP
Individual portfolio comprising the IndexIQ ETF Trust	Statement of operations	Statements of changes in net assets and the financial highlights
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ Australia Small Cap ETF
IQ Canada Small Cap ETF
IQ Global Agribusiness Small Cap ETF
IQ Global Oil Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
IQ Hedge Market Neutral Tracker ETF	For the year ended April 30, 2016	For the years ended April 30, 2016 and 2015
IQ Hedge Long/Short Tracker ETF IQ Hedge Event-Driven Tracker ETF	For the year ended April 30, 2016	For the year ended April 30, 2016 and the period from March 24, 2015 (Inception) through April 30, 2015
IQ 50 Percent Hedged FTSE International ETF IQ 50 Percent Hedged FTSE Europe ETF IQ 50 Percent Hedged FTSE Japan ETF	For the period from July 22, 2015 (Inception) through April 30, 2016.
IQ Leaders GTAA Tracker ETF	For the period from September 30, 2015 (Inception) through April 30, 2016.

New York, New York
June 28, 2016

Supplemental Information (unaudited)

Federal Tax Status of Dividends Declared During the Tax Year

Qualified Dividend Income — For the fiscal year ended April 30, 2016, the Funds reporting 15% as ordinary income dividends, or maximum amount allowable, as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of distributions are listed as follows:

IQ Hedge Multi-Strategy Tracker ETF	38.62%
IQ Hedge Macro Tracker ETF	3.71%
IQ Hedge Market Neutral Tracker ETF	0.00%
IQ Hedge Long/Short Tracker ETF	4.81%
IQ Hedge Event-Driven Tracker ETF	9.23%
IQ Global Resources ETF	100.00%
IQ Merger Arbitrage ETF	89.10%
IQ Real Return ETF	100.00%
IQ Australia Small Cap ETF	100.00%
IQ Canada Small Cap ETF	66.70%
IQ Global Agribusiness Small Cap ETF	62.58%
IQ Global Oil Small Cap ETF	33.37%
IQ U.S. Real Estate Small Cap ETF	0.26%
IQ 50 Percent Hedged FTSE International ETF	60.45%
IQ 50 Percent Hedged FTSE Europe ETF	55.11%
IQ 50 Percent Hedged FTSE Japan ETF	100.00%
IQ Leaders GTAA Tracker ETF	51.84%

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Fund’s dividend distribution that qualifies under the tax law. The percentage for the Funds’ ordinary income dividend that qualifies for the corporate dividend received deductions for the fiscal year ended April 30, 2016 are listed as follows:

IQ Hedge Multi-Strategy Tracker ETF	16.54%
IQ Hedge Macro Tracker ETF	0.04%
IQ Hedge Market Neutral Tracker ETF	0.00%
IQ Hedge Long/Short Tracker ETF	20.65%
IQ Hedge Event-Driven Tracker ETF	5.47%
IQ Global Resources ETF	44.58%
IQ Merger Arbitrage ETF	76.19%
IQ Real Return ETF	100.00%
IQ Australia Small Cap ETF	0.00%
IQ Canada Small Cap ETF	0.00%
IQ Global Agribusiness Small Cap ETF	2.87%
IQ Global Oil Small Cap ETF	7.71%
IQ U.S. Real Estate Small Cap ETF	0.26%
IQ 50 Percent Hedged FTSE International ETF	0.00%
IQ 50 Percent Hedged FTSE Europe ETF	0.00%
IQ 50 Percent Hedged FTSE Japan ETF	0.00%
IQ Leaders GTAA Tracker ETF	19.03%

Supplemental Information (unaudited)(continued)

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2016, are as follows:

	Foreign Taxes	Foreign Income
Fund	Per Share	Per Share
IQ Hedge Multi-Strategy Tracker ETF	—	—
IQ Hedge Macro Tracker ETF	—	—
IQ Hedge Market Neutral Tracker ETF	—	—
IQ Hedge Long/Short Tracker ETF	—	—
IQ Hedge Event-Driven Tracker ETF	—	—
IQ Global Resources ETF	0.0294	0.4709
IQ Merger Arbitrage ETF	—	—
IQ Real Return ETF	—	—
IQ Australia Small Cap ETF	—	—
IQ Canada Small Cap ETF	0.0230	0.1619
IQ Global Agribusiness Small Cap ETF	0.0338	0.4013
IQ Global Oil Small Cap ETF	0.0133	0.1225
IQ U.S. Real Estate Small Cap ETF	—	—
IQ 50 Percent Hedged FTSE International ETF	0.0186	0.2173
IQ 50 Percent Hedged FTSE Europe ETF	0.0223	0.2718
IQ 50 Percent Hedged FTSE Japan ETF	0.0378	0.3285
IQ Leaders GTAA Tracker ETF	—	—

In January 2017, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2016.

Board Review of Investment Advisory Agreement (unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met in person on March 28, 2016, to consider the approval of an amendment to the Advisory Agreement between the Trust, on behalf of its funds, and the Advisor, to apply such Advisory Agreement to the IQ Enhanced Core Bond U.S. Fixed Income ETF, IQ Enhanced Core Plus Bond U.S. Fixed Income ETF, IQ Candriam Sustainable US Equity ETF, IQ Candriam Sustainable World Equity ETF, IQ Candriam Sustainable International Equity ETF, IQ Candriam Sustainable European Equity ETF, and IQ Candriam Sustainable Asia Pacific Equity ETF (together, the “New Funds”). The Trustees also considered the continuation, for an additional year, of the Advisory Agreement with respect to the existing series of the Trust for which the Advisory Agreement applies (together with the “New Funds”, the “Funds”).

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the amendment to the Advisory Agreement to apply such agreement to the New Funds, as well as the continuation of the Advisory Agreement with respect to the existing Funds. In connection with considering approval of the amendment to and continuation of the Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the both the amendment to and the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor, both for the Trust’s existing Funds and the proposed New Funds, and the fees to be charged by the Advisor; (2) information concerning business and operations, compliance program and portfolio management team of the Advisor, (3) the investment performance of the existing Funds; (3) the costs of the services to be provided and profits to be realized by the Advisor and their affiliates from the relationship with the Trust; (4) the extent to which economies of scale would be realized as the Funds grow; (5) any benefits derived or to be derived by the Advisor from the relationship with the Trust; and (6) potential conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the amendment to the Advisory Agreement and of the Advisory Agreement, itself; (2) information describing the Advisor and the services provided thereby; (3) information regarding the compliance program and portfolio management team of the Advisor; (4) copies of the Form ADV for the Advisor; (5) memoranda and guidance from Drinker Biddle & Reath LLP on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; and (6) materials provided by the Advisor in response to a 15(c) request for information from Drinker Biddle & Reath LLP. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the exchange-traded fund (“ETF”) and mutual fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:

1.	The nature, extent and quality of the facilities and services provided by the Advisor. The Board noted the responsibilities that Advisor has as the Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring Fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For the New Funds, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the New Funds.

The Board reviewed the experience, resources, and strengths of the Advisor in managing the existing Funds of the Trust, the IndexIQ Trust’s mutual fund, as well as separately managed accounts. Based on their consideration and review of the foregoing information, and based on the performance of the existing Funds of the Trust, the Board determined that the Funds, including the New Funds, were likely to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its personnel, experience, operations, and resources.

Board Review of Investment Advisory Agreement (unaudited)(continued)

2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits to be realized by the Advisor from its relationship with the Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds (and those proposed to be paid in respect of the New Funds) pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses) to other investment companies considered to be in each such Fund’s peer group.

After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor (and those proposed to be provided in respect of the New Funds) and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund is fair and reasonable.

3.	The Advisor’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to each Fund, including operational costs.
4.	Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. In respect of the New Funds, the Board considered that the New Funds had not yet commenced operations, and therefore had no performance or operational history to consider.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that (i) the amendment of the Advisory Agreement to apply such agreement to the New Funds and (ii) the continuation of the Advisory Agreement with IndexIQ was in the best interests of each Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the amendment to the Advisory Agreement and the continuation of the Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years

Reena Aggarwal, 1957	Trustee	Since August 2008	Robert E. McDonough Professor (2003 to present) and Professor of Finance (2000 to 2003), McDonough School of Business, Georgetown University (2000 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to present); and Director, Brightwood Capital Advisors, L.P. (2013 to present).	18	FBR & Co. (2011 to present) Hennessy Funds Trust (fka The FBR Funds) (2006 to 2011)

Michael A. Pignataro, 1959	Trustee	Since April 2015	Proprietor, Countless Collectables LLC (online retailer) (2009 to present); Director, Credit Suisse Asset Management (2001 to 2013); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	18	The New Ireland Fund, Inc. (closed-end fund) (2015 to present)

Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Managing Director, Forward Management LLC (asset management) (2010 to 2013); and President, Reflow) Management (mutual fund service provider (2008 to 2010).	18	Context Capital Funds (mutual fund trust) (2014 to present); PopTech! (conference operator) (2012 to present)

Interested Trustee

Adam S. Patti,[4] 1970	Chairman and Trustee	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Advisor (2007 to present); and Chief Executive Officer, IndexIQ (2006 to present).	18	None
	President and Principal Executive Officer

Other Officers

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

Matthew V. Curtin, 1982	Secretary, Chief Compliance Officer	Since June 2015	Chief Compliance Officer, IndexIQ (since June 2015); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015)

David L. Fogel, 1971	Treasurer, Principal Financial Officer	Since October 2008	Treasurer, Principal Financial Officer, IndexIQ Trust (2008 to present); Executive Vice President, IndexIQ Trust (2011 to present); President (2013 to present) and Executive Vice President (2006 to 2013), IndexIQ; and formerly, Chief Compliance Officer, IndexIQ Trust (2008-2015).
	Executive Vice President	Since June 2011

1	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.
2	Trustees and Officers serve until their successors are duly elected and qualified.
3	The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s Funds and the one fund of the IndexIQ Trust advised by the Advisor.
4	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

ANNUAL REPORT | APRIL 30, 2016

IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Global Resources ETF
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ Australia Small Cap ETF
IQ Canada Small Cap ETF
IQ Global Agribusiness Small Cap ETF
IQ Global Oil Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
IQ 50 Percent Hedged FTSE International ETF
IQ 50 Percent Hedged FTSE Europe ETF
IQ 50 Percent Hedged FTSE Japan ETF
IQ Leaders GTAA Tracker ETF

Investment Advisor
IndexIQ Advisors LLC
800 Westchester Avenue
Suite S-710
Rye Brook, NY 10573

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Kaye Scholer, LLP
250 West 55th Street
New York, New York 10019

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

MEIQH11-06/16 1698564
ME11-06/16 1698567

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its audit committee, an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $302,500 for 2016 and $226,000 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2016 and $0 for 2015.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.
(f)	No response required.
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $5,300,000 for the fiscal year ended April 30, 2016, and (ii) $3,771,000 for the fiscal year ended April 30, 2015.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2016 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro, and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 5, 2016

By (Signature and Title)*	/s/ David L. Fogel
David L. Fogel
(Principal Financial Officer)

Date	July 5, 2016

* Print the name and title of each signing officer under his or her signature.